UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7556

Liberty Variable Investment Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Vincent Pietropaolo, Esq. Columbia Management Group, Inc. One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-772-3698

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

2005 Annual Report Liberty Variable Investment Trust

Annual Report

December 31, 2005

Liberty Variable Investment Trust

SHC-42/105100-1205 (02/06) 05/9699

President’s Message

Liberty Variable Investment Trust

Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of our various fund families, including Liberty and SteinRoe, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts are also expected to result in substantial cost savings to the variable funds.

Our goal is to create a more simplified, clearly delineated product. Last year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product consolidations in the coming months, we remain committed to building a business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your variable funds during these changing times. As with all businesses that are affiliated with Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you’ll find a discussion of the economic environment during the period followed by a detailed report from the fund’s manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm’s investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Funds President and is the primary liaison to the Fund Boards of Trustees. Chris joined Bank of America in August 2004.

The views expressed in the President’s Message and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Funds managed by Columbia Management Advisors, LLC are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Performance At A Glance

Liberty Variable Investment Trust

	Average annual total return as of 12/31/05 (%)
	Inception	1-year	5-year	10-year	Life
Liberty Variable Investment Trust
Colonial Small Cap Value Fund, Variable Series — Class A	05/19/98	5.64	13.13	—	9.75
Colonial Strategic Income Fund, Variable Series — Class A	07/05/94	1.61	8.32	6.81	7.56
Columbia High Yield Fund, Variable Series — Class A	03/03/98	2.51	6.11	—	5.65
Columbia International Fund, Variable Series — Class A	05/02/94	13.16	2.72	4.22	3.56
Liberty Growth & Income Fund, Variable Series — Class A	07/05/94	6.38	2.38	9.71	11.30
Liberty S&P 500 Index Fund, Variable Series — Class A	05/30/00	4.50	0.05	—	-0.92
Liberty Select Value Fund, Variable Series — Class A	05/30/00	12.34	8.82	—	9.95

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance company charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

An investment in money market mutual funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

Table of Contents

Liberty Variable Investment Trust

Portfolio Managers’ Discussions

Colonial Small Cap Value Fund, Variable Series	2

Colonial Strategic Income Fund, Variable Series	19

Columbia High Yield Fund, Variable Series	43

Columbia International Fund, Variable Series	61

Liberty Growth & Income Fund, Variable Series	79

Liberty S&P 500 Index Fund, Variable Series	94

Liberty Select Value Fund, Variable Series	114

Financial Statements

Colonial Small Cap Value Fund, Variable Series	5

Colonial Strategic Income Fund, Variable Series	22

Columbia High Yield Fund, Variable Series	46

Columbia International Fund, Variable Series	64

Liberty Growth & Income Fund, Variable Series	82

Liberty S&P 500 Index Fund, Variable Series	97

Liberty Select Value Fund, Variable Series	117

Must be preceded or accompanied by a prospectus.
Columbia Management Distributors, Inc. 02/2006

Liberty Variable Investment Trust

Liberty Variable

Investment Trust

Portfolio Managers’ Discussion

Colonial Small Cap Value Fund, Variable Series / December 31, 2005

Colonial Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Stephen D. Barbaro, the lead manager, has co-managed the fund, along with Jeremy Javidi, since June 2002. Mr. Barbaro has been with Columbia Management Advisors, LLC or its predecessors or affiliate organizations since 1976. Mr. Javidi has been associated with the advisor or its affiliates since January 2000.

Small-cap stocks continued their streak of solid performance in 2005, although their gains were more modest than the double-digit returns of the previous two years. The fund benefited from its focus on companies with fortress-like competitive and financial positions, good earnings growth prospects and reasonable valuations which helped it come out slightly ahead of the Russell 2000 Value Index (the “Russell”)(1). Stock selection was particularly strong in the financials, technology and materials sectors where the fund benefited both from owning strong individual performers and avoiding major disappointments. An overweight in energy and underweight in financials further bolstered returns relative to the Russell. Health care was the fund’s one area of disappointment.

Technology and financial sectors were strong

Strong performance from stocks across a variety of subsectors drove above-average returns in technology. Brightpoint, Inc. (1.0% of net assets), a leading distributor of cell phones, rallied sharply as strong revenues and earnings gains attracted investor attention. An overweight in semiconductor (“chip”) and semiconductor capital equipment stocks further bolstered returns, as the industry benefited from dwindling inventories, accelerated chip production and improved pricing. Among the winners were MEMC Electronic Materials, Inc. and Standard Microsystems Corp. (0.3% and 0.6% of net assets, respectively).

In the financial sector, stock selection among real estate investment trusts (REITs), thrifts and banks was strong. We focused on REITs with attractive valuations, while avoiding those whose businesses were most vulnerable to rising interest rates. Within banking, the fund benefited from targeting commercial lenders, whose businesses tend to suffer less than more retail-oriented banks as interest rates rise. The fund’s underweight in thrifts was also positive, as the potential for a slowdown in housing pressured the industry’s returns.

Further gains from materials and energy

Materials stocks rallied as economic growth improved, boosting both demand and pricing. Among the strongest performers were building materials companies and selected metals stocks. Eagle Materials, Inc., a leading supplier of cement and wallboard, was a top gainer, as was Greif, Inc., an industrial packaging company (0.8% and 0.9% of net assets, respectively). Energy stocks further fueled performance, as the sector benefited from historically high commodity prices. Although the fund’s energy returns were very strong in absolute terms, they were slightly below the sector average. During the year, our focus shifted from exploration and production companies to energy service companies that we believed were likely to benefit as companies accelerated their capital spending. Lufkin Industries, Inc. (0.8% of net assets), which sells a diversified line of pumps and components, was a particularly strong performer.

Health care returns disappointed

We tend to avoid biotechnology and specialty pharmaceutical stocks because they tend not to have strong or predictable earnings. Not owning these stocks was costly during the period, as product announcements fueled sharp gains. The less volatile stocks the fund held, including companies that own medical facilities and sell or distribute hospital or dental products, fell from investor favor as biotech took the limelight. Among the detractors was Kindred Healthcare, Inc. (0.6% of net assets), a hospital and nursing home operator that declined when it lowered earnings expectations late in the year.

Looking ahead with cautious optimism

Going forward, we believe that small-cap stocks have the potential to keep up with the rest of the market. However, we tend not to make investments based on where we think the market or economy is headed, but to focus instead on stock selection based on research that focuses on company business prospects. We think that stock selection is likely to be even more important in an environment of slowing economic and profit growth. As a result, we hope to sidestep disappointments by favoring higher quality companies with the ability to grow their businesses and deliver improved earnings. We think stocks with these characteristics can appreciate in any type of market environment.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor’s opinion, undervalued. If the advisor’s assessment of a company’s prospects is wrong, the price of the company’s stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2005 and are subject to change.

(1)  The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Performance Information

Colonial Small Cap Value Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	Life
Class A (05/19/98)	5.64	13.13	9.75
Russell 2000 Value Index(1)	4.71	13.55	9.47

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/04	12/31/05
Class A	16.94	17.86

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 05/19/98 – 12/31/05

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1)  Index performance for the life of the fund is from May 19, 1998.

Understanding Your Expenses

Colonial Small Cap Value Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 –	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio
12/31/05	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	(%)
Class A	1,000.00	1,000.00	1,066.49	1,020.67	4.69	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the transfer agent not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Colonial Small Cap Value Fund, Variable Series / December 31, 2005

	Shares	Value
COMMON STOCKS—99.5%
Consumer Discretionary—11.0%
Auto Components—1.1%
BorgWarner, Inc.	42,900	$2,601,027
Modine Manufacturing Co.	66,650	2,172,124
		4,773,151
Distributors—0.5%
Building Materials Holding Corp.	28,640	1,953,534
Hotels, Restaurants & Leisure—3.1%
Bob Evans Farms, Inc.	40,490	933,699
Dave & Buster’s, Inc. (a)	86,900	1,530,309
Landry’s Restaurants, Inc.	71,250	1,903,088
Lone Star Steakhouse & Saloon, Inc.	95,350	2,263,609
Marcus Corp.	44,900	1,055,150
Scientific Games Corp., Class A (a)	129,500	3,532,760
Vail Resorts, Inc. (a)	42,900	1,416,987
		12,635,602
Household Durables—1.4%
American Greetings Corp., Class A	156,300	3,433,911
CSS Industries, Inc.	44,500	1,367,485
Kimball International, Inc., Class B	95,800	1,018,354
		5,819,750
Media—1.2%
4Kids Entertainment, Inc. (a)	84,700	1,328,943
Journal Communications, Inc., Class A	78,070	1,089,076
Media General, Inc., Class A	16,470	835,029
Reader’s Digest Association, Inc.	59,200	901,024
Scholastic Corp. (a)	26,050	742,686
		4,896,758
Specialty Retail—1.9%
GameStop Corp., Class A (a)	103,100	3,280,642
Monro Muffler, Inc.	73,505	2,228,672
Movie Gallery, Inc.	65,100	365,211
Pier 1 Imports, Inc.	70,100	611,973
Zale Corp. (a)	48,710	1,225,056
		7,711,554
Textiles, Apparel & Luxury Goods—1.8%
Delta Apparel, Inc.	53,600	833,480
Hampshire Group Ltd. (a)	99,500	2,368,299
Hartmarx Corp. (a)	117,510	917,753
Stride Rite Corp.	88,200	1,195,992
Wolverine World Wide, Inc.	104,360	2,343,926
		7,659,450
Consumer Staples—3.0%
Food & Staples Retailing—1.2%
BJ’s Wholesale Club, Inc. (a)	38,600	1,141,016
Weis Markets, Inc.	86,430	3,719,947
		4,860,963
Food Products—1.8%
Flowers Foods, Inc.	109,373	3,014,320
J & J Snack Foods Corp.	23,674	1,406,472
Lancaster Colony Corp.	25,670	$951,074
Lance, Inc.	69,500	1,294,785
Maui Land & Pineapple Co., Inc. (a)	29,900	1,014,507
		7,681,158
Energy—6.4%
Energy Equipment & Services—2.7%
Dresser-Rand Group, Inc. (a)	17,195	415,775
Grey Wolf, Inc. (a)	268,540	2,075,814
Lone Star Technologies, Inc. (a)	16,550	854,973
Lufkin Industries, Inc.	69,827	3,482,273
Maverick Tube Corp. (a)	33,780	1,346,471
NS Group, Inc. (a)	21,490	898,497
Superior Well Services, Inc. (a)	20,500	487,080
Trico Marine Services, Inc. (a)	67,287	1,749,462
		11,310,345
Oil, Gas & Consumable Fuels—3.7%
Alpha Natural Resources, Inc. (a)	63,940	1,228,288
Bill Barrett Corp. (a)	21,807	841,968
Bois d’Arc Energy, Inc. (a)	63,107	1,000,877
Comstock Resources, Inc. (a)	27,410	836,279
Harvest Natural Resources, Inc. (a)	124,250	1,103,340
InterOil Corp. (a)	36,200	970,160
Peabody Energy Corp.	29,965	2,469,715
Range Resources Corp.	131,500	3,463,710
Western Gas Resources, Inc.	72,300	3,404,607
		15,318,944
Financials—25.5%
Capital Markets—0.4%
Piper Jaffray Companies, Inc. (a)	41,020	1,657,208
Commercial Banks—11.1%
BancFirst Corp.	16,159	1,276,561
BancorpSouth, Inc.	86,270	1,903,979
BancTrust Financial Group, Inc.	62,588	1,258,019
Bank of Granite Corp.	68,297	1,265,543
Bryn Mawr Bank Corp.	70,897	1,521,450
Capitol Bancorp Ltd.	70,396	2,635,626
Chemical Financial Corp.	70,365	2,234,792
Chittenden Corp.	85,514	2,378,144
Citizens Banking Corp.	37,720	1,046,730
City Holding Co.	35,230	1,266,519
Columbia Banking System, Inc.	56,400	1,610,220
Community Trust Bancorp, Inc.	55,862	1,717,757
Corus Bankshares, Inc.	42,410	2,386,411
First Citizens BancShares, Inc., Class A	9,800	1,709,316
First Financial Bankshares, Inc.	46,017	1,613,356
First Financial Corp.	52,550	1,418,850
Greater Bay Bancorp	58,572	1,500,615
Hancock Holding Co.	37,698	1,425,361
Merchants Bancshares, Inc.	51,600	1,240,603
Mid-State Bancshares	91,050	2,435,587
Northrim BanCorp, Inc.	44,900	1,052,905
Signature Bank (a)	9,476	265,991

See Accompanying Notes to Financial Statements.

	Shares	Value
Sterling Bancshares, Inc.	137,741	$2,126,721
TriCo Bancshares	92,210	2,156,792
TrustCo Bank Corp. NY	116,830	1,451,029
UMB Financial Corp.	41,200	2,633,092
Whitney Holding Corp.	85,590	2,358,860
		45,890,829
Consumer Finance—1.1%
Advance America Cash Advance Centers, Inc.	144,406	1,790,634
Cash America International, Inc.	118,240	2,741,986
		4,532,620
Insurance—6.5%
AmerUs Group Co.	34,800	1,972,116
Argonaut Group, Inc. (a)	51,163	1,676,612
Baldwin & Lyons, Inc., Class B	61,487	1,494,134
CNA Surety Corp. (a)	117,570	1,712,995
Commerce Group, Inc.	18,100	1,036,768
Delphi Financial Group, Inc., Class A	57,486	2,644,931
Harleysville Group, Inc.	73,934	1,959,251
Horace Mann Educators Corp.	85,320	1,617,667
KMG America Corp. (a)	34,452	316,269
National Western Life Insurance Co., Class A (a)	512	105,938
Navigators Group, Inc. (a)	81,577	3,557,573
Phoenix Companies, Inc.	161,750	2,206,270
ProCentury Corp.	138,070	1,484,253
Quanta Capital Holdings Ltd. (a)	166,290	848,079
RLI Corp.	42,207	2,104,863
United America Indemnity Ltd., Class A (a)	101,690	1,867,028
		26,604,747
Real Estate—6.4%
Alexandria Real Estate Equities, Inc., REIT	20,340	1,637,370
Bedford Property Investors, Inc., REIT	63,785	1,399,443
BioMed Realty Trust, Inc., REIT	24,904	607,658
Brandywine Realty Trust, REIT	62,560	1,746,049
Cousins Properties, Inc., REIT	51,520	1,458,016
EastGroup Properties, Inc., REIT	58,850	2,657,666
Equity One, Inc., REIT	76,200	1,761,744
Franklin Street Properties Corp., Class A, REIT	84,062	1,761,099
Getty Realty Corp., REIT	61,660	1,621,041
Healthcare Realty Trust, Inc.	44,680	1,486,504
Lexington Corporate Properties Trust, REIT	57,183	1,217,998
Mid-America Apartment Communities, Inc., REIT	64,860	3,145,710
PS Business Parks, Inc., REIT	66,900	3,291,480
Universal Health Realty Income Trust, REIT	44,070	1,381,154
Urstadt Biddle Properties, Inc., Class A, REIT	87,050	1,411,080
		26,584,012

Health Care—9.5%
Health Care Equipment & Supplies—4.3%
Analogic Corp.	25,480	$1,219,218
Bio-Rad Laboratories, Inc., Class A (a)	30,800	2,015,552
DJ Orthopedics, Inc. (a)	32,320	891,386
Greatbatch, Inc. (a)	47,605	1,238,206
Haemonetics Corp. (a)	52,270	2,553,912
Invacare Corp.	48,608	1,530,666
STERIS Corp.	121,020	3,027,921
Sybron Dental Specialties, Inc. (a)	62,110	2,472,599
Varian, Inc. (a)	25,610	1,019,022
Viasys Healthcare, Inc. (a)	41,800	1,074,260
Vital Signs, Inc.	20,420	874,384
		17,917,126
Health Care Providers & Services—5.2%
Cross Country Healthcare, Inc. (a)	111,970	1,990,827
Genesis HealthCare Corp. (a)	57,200	2,088,944
Gentiva Health Services, Inc. (a)	117,560	1,732,834
Hooper Holmes, Inc.	191,600	488,580
Kindred Healthcare, Inc. (a)	103,000	2,653,280
Owens & Minor, Inc.	51,700	1,423,301
PAREXEL International Corp. (a)	94,300	1,910,518
Pediatrix Medical Group, Inc. (a)	47,300	4,189,361
Res-Care, Inc. (a)	103,320	1,794,668
Symbion, Inc. (a)	65,800	1,513,400
United Surgical Partners International, Inc. (a)	51,700	1,662,155
		21,447,868
Industrials—17.4%
Aerospace & Defense—2.8%
AAR Corp. (a)	107,723	2,579,966
Esterline Technologies Corp. (a)	74,100	2,755,779
Kaman Corp., Class A	45,400	893,926
Moog, Inc., Class A (a)	25,560	725,393
Precision Castparts Corp.	88,100	4,564,461
		11,519,525
Air Freight & Logistics—0.3%
Ryder System, Inc.	34,400	1,411,088
Airlines—1.1%
JetBlue Airways Corp. (a)	72,030	1,107,822
MAIR Holdings, Inc. (a)	34,165	160,917
Republic Airways Holdings, Inc. (a)	62,900	956,080
Skywest, Inc.	80,700	2,167,602
		4,392,421
Building Products—1.0%
Lennox International, Inc.	50,110	1,413,102
NCI Building Systems, Inc. (a)	67,220	2,855,506
		4,268,608
Commercial Services & Supplies—4.4%
ABM Industries, Inc.	80,300	1,569,865
Casella Waste Systems, Inc., Class A (a)	168,800	2,158,952

See Accompanying Notes to Financial Statements.

	Shares	Value
CBIZ, Inc. (a)	101,674	$612,077
Consolidated Graphics, Inc. (a)	75,450	3,571,803
Healthcare Services Group, Inc.	94,106	1,948,935
Korn/Ferry International (a)	67,050	1,253,165
Nam Tai Electronics, Inc.	33,420	751,950
NCO Group, Inc. (a)	70,900	1,199,628
Sourcecorp, Inc. (a)	51,400	1,232,572
TeleTech Holdings, Inc. (a)	159,000	1,915,950
United Stationers, Inc. (a)	35,980	1,745,030
		17,959,927
Construction & Engineering—1.9%
EMCOR Group, Inc. (a)	25,100	1,695,003
KHD Humboldt Wedag International Ltd. (a)	156,500	3,466,475
Washington Group International, Inc. (a)	48,300	2,558,451
		7,719,929
Electrical Equipment—1.3%
Genlyte Group, Inc. (a)	57,500	3,080,275
Woodward Governor Co.	28,300	2,434,083
		5,514,358
Machinery—1.9%
Briggs & Stratton Corp.	26,900	1,043,451
EnPro Industries, Inc. (a)	81,200	2,188,340
Harsco Corp.	57,900	3,908,829
Kadant, Inc. (a)	35,633	659,210
		7,799,830
Road & Rail—1.1%
Dollar Thrifty Automotive Group, Inc. (a)	25,400	916,178
Swift Transportation Co., Inc. (a)	30,324	615,577
Werner Enterprises, Inc.	160,770	3,167,169
		4,698,924
Trading Companies & Distributors—1.6%
Hughes Supply, Inc.	40,022	1,434,789
Watsco, Inc.	89,150	5,332,061
		6,766,850
Information Technology—14.8%
Communications Equipment—1.9%
Anaren, Inc. (a)	132,650	2,073,319
Belden CDT, Inc.	49,100	1,199,513
Black Box Corp.	31,000	1,468,780
Dycom Industries, Inc. (a)	97,050	2,135,100
Tollgrade Communications, Inc. (a)	81,650	892,435
		7,769,147
Computers & Peripherals—1.6%
Electronics for Imaging, Inc. (a)	79,480	2,114,963
Hutchinson Technology, Inc. (a)	43,070	1,225,342
Imation Corp.	40,200	1,852,014
Intergraph Corp. (a)	30,166	1,502,568
		6,694,887
Electronic Equipment & Instruments—3.2%
Agilysys, Inc.	63,050	1,148,771
Anixter International, Inc.	42,400	$1,658,688
Benchmark Electronics, Inc. (a)	63,550	2,137,187
Brightpoint, Inc. (a)	148,450	4,116,518
MTS Systems Corp.	56,950	1,972,748
Vishay Intertechnology, Inc. (a)	170,500	2,346,080
		13,379,992
Internet Software & Services—0.3%
Digitas, Inc. (a)	64,590	808,666
Keynote Systems, Inc. (a)	37,307	479,395
		1,288,061
IT Services—1.9%
Acxiom Corp.	113,240	2,604,520
MAXIMUS, Inc.	34,420	1,262,870
MPS Group, Inc. (a)	280,800	3,838,536
		7,705,926
Semiconductors & Semiconductor
Equipment—2.8%
Advanced Energy Industries, Inc. (a)	66,110	782,081
Asyst Technologies, Inc. (a)	20,233	115,733
ATMI, Inc. (a)	52,370	1,464,789
Brooks Automation, Inc. (a)	66,750	836,377
Exar Corp. (a)	97,000	1,214,440
Fairchild Semiconductor International, Inc. (a)	111,610	1,887,325
MEMC Electronic Materials, Inc. (a)	60,880	1,349,710
Sigmatel, Inc. (a)	40,350	528,585
Standard Microsystems Corp. (a)	86,400	2,478,816
Varian Semiconductor Equipment Associates, Inc. (a)	16,600	729,238
		11,387,094
Software—3.1%
Captaris, Inc. (a)	199,000	734,310
Internet Security Systems, Inc. (a)	91,200	1,910,640
Lawson Software, Inc. (a)	235,920	1,734,012
MSC.Software Corp. (a)	127,000	2,159,000
Phoenix Technologies Ltd. (a)	136,550	854,803
PLATO Learning, Inc. (a)	66,932	531,440
SeaChange International, Inc. (a)	39,900	315,210
Sybase, Inc. (a)	81,500	1,781,590
Transaction Systems Architects, Inc. (a)	94,900	2,732,171
		12,753,176
Materials—7.9%
Chemicals—2.6%
Cytec Industries, Inc.	45,400	2,162,402
H.B. Fuller Co.	67,000	2,148,690
Minerals Technologies, Inc.	34,200	1,911,438
Schulman (A.), Inc.	89,950	1,935,724
Sensient Technologies Corp.	58,100	1,039,990
Stepan Co.	48,500	1,304,165
		10,502,409

See Accompanying Notes to Financial Statements.

	Shares	Value
Construction Materials—0.8%
Eagle Materials, Inc.	27,930	$3,417,515
Containers & Packaging—1.3%
AptarGroup, Inc.	33,900	1,769,580
Greif, Inc., Class A	56,550	3,748,134
		5,517,714
Metals & Mining—2.4%
AMCOL International Corp.	52,800	1,083,456
Carpenter Technology Corp.	36,150	2,547,490
Metal Management, Inc.	72,840	1,694,258
RTI International Metals, Inc. (a)	50,530	1,917,614
Worthington Industries, Inc.	134,010	2,574,332
		9,817,150
Paper & Forest Products—0.8%
Glatfelter	133,200	1,890,108
Mercer International, Inc. (a)	173,500	1,363,710
		3,253,818
Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
North Pittsburgh Systems, Inc.	60,300	1,137,861
TALK America Holdings, Inc. (a)	60,668	523,565
		1,661,426
Utilities—3.6%
Electric Utilities—2.3%
ALLETE, Inc.	34,800	1,531,200
Central Vermont Public Service Corp.	84,800	1,527,248
El Paso Electric Co. (a)	96,000	2,019,840
Maine & Maritimes Corp.	19,200	297,216
MGE Energy, Inc.	33,500	1,135,985
Otter Tail Corp.	48,700	1,411,326
Puget Energy, Inc.	82,800	1,690,776
		9,613,591
Gas Utilities—0.6%
Cascade Natural Gas Corp.	36,500	712,115
Northwest Natural Gas Co.	27,600	943,368
WGL Holdings, Inc.	29,400	883,764
		2,539,247
Multi-Utilities—0.7%
CH Energy Group, Inc.	57,200	2,625,480
Total Common Stocks (cost of $360,122,575)		411,233,712

	Par	Value
SHORT-TERM OBLIGATION—0.5%
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.380%, collateralized by a U.S. Treasury Bond maturing 02/15/21, market value of $2,035,000 (repurchase proceeds $1,992,748)	$1,992,000	$1,992,000
Total Short-Term Obligation (cost of $1,992,000)		1,992,000
Total Investments—100.0% (cost of $362,114,575) (b)		413,225,712
Other Assets & Liabilities, Net—0.0%		26,032
Net Assets—100.0%		$413,251,744

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $362,315,466.

At December 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	25.5%
Industrials	17.4
Information Technology	14.8
Consumer Discretionary	11.0
Health Care	9.5
Materials	7.9
Energy	6.4
Utilities	3.6
Consumer Staples	3.0
Telecommunication Services	0.4
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	0.0 *
100.0%

*  Rounds to less than 0.1%.

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Statement of Assets & Liabilities

Colonial Small Cap Value Fund, Variable Series / December 31, 2005

Assets:
Investments, at cost	$362,114,575
Investments, at value	$413,225,712
Cash	881
Receivable for:
Investments sold	40,151
Fund shares sold	190,206
Interest	374
Dividends	529,717
Expense reimbursement due from Distributor	46,632
Deferred Trustees’ compensation plan	8,996
Total Assets	414,042,669
Liabilities:
Payable for:
Investments purchased	292,926
Fund shares repurchased	57,927
Investment advisory fee	281,319
Transfer agent fee	12
Pricing and bookkeeping fees	10,505
Trustees’ fees	496
Custody fee	14,000
Distribution fee—Class B	84,943
Chief compliance officer expenses	2,480
Deferred Trustees’ fees	8,996
Other liabilities	37,321
Total Liabilities	790,925
Net Assets	$413,251,744
Composition of Net Assets:
Paid-in capital	$349,381,527
Undistributed net investment income	1,285,935
Accumulated net realized gain	11,473,145
Net unrealized appreciation on investments	51,111,137
Net Assets	$413,251,744
Class A:
Net assets	$13,711,276
Shares outstanding	767,720
Net asset value per share	$17.86
Class B:
Net assets	$399,540,468
Shares outstanding	22,438,149
Net asset value per share	$17.81

See Accompanying Notes to Financial Statements.

Statement of Operations

Colonial Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Dividends	$5,359,682
Interest	108,065
Total Investment Income	5,467,747
Expenses:
Investment advisory fee	2,784,014
Distribution fee—Class B	836,263
Transfer agent fee	6,284
Pricing and bookkeeping fees	96,371
Trustees’ fees	14,475
Custody fee	87,847
Chief compliance officer expenses (See Note 4)	6,407
Non-recurring costs (See Note 7)	6,769
Other expenses	134,428
Total Expenses	3,972,858
Fees waived by Transfer Agent	(1,207)
Fees reimbursed by Distributor—Class B	(164,575)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(6,769)
Custody earnings credit	(473)
Net Expenses	3,799,834
Net Investment Income	1,667,913
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	11,304,654
Net realized loss on disposal of investments purchased in error (See Note 6)	—
Net realized gain	11,304,654
Net change in unrealized appreciation (depreciation) on investments	9,670,800
Net Gain	20,975,454
Net Increase in Net Assets from Operations	$22,643,367

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Colonial Small Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$1,667,913	$717,153
Net realized gain on investments and foreign currency transactions	11,304,654	6,089,366
Net change in unrealized appreciation (depreciation) on investments	9,670,800	32,496,427
Net Increase from Operations	22,643,367	39,302,946
Distributions Declared to Shareholders:
From net investment income:
Class A	—	(59,647)
Class B	—	(777,348)
From net realized gains:
Class A	(27,432)	(363,580)
Class B	(733,878)	(6,319,347)
Total Distributions Declared to Shareholders	(761,310)	(7,519,922)
Share Transactions:
Class A:
Subscriptions	2,105,777	3,893,180
Distributions reinvested	27,432	423,227
Redemptions	(3,632,642)	(2,651,167)
Net Increase (Decrease)	(1,499,433)	1,665,240
Class B:
Subscriptions	131,584,854	175,158,904
Distributions reinvested	733,878	7,096,695
Redemptions	(18,494,137)	(6,127,471)
Net Increase	113,824,595	176,128,128
Net Increase from Share Transactions	112,325,162	177,793,368
Total Increase in Net Assets	134,207,219	209,576,392
Net Assets:
Beginning of period	279,044,525	69,468,133
End of period	$413,251,744	$279,044,525
Undistributed (overdistributed) net investment income at end of period	$1,285,935	$(191,969)
Changes in Shares:
Class A:
Subscriptions	124,507	254,063
Issued for distributions reinvested	1,545	25,530
Redemptions	(217,621)	(174,777)
Net Increase (Decrease)	(91,569)	104,816
Class B:
Subscriptions	7,859,004	11,470,781
Issued for distributions reinvested	41,439	427,336
Redemptions	(1,089,973)	(399,816)
Net Increase	6,810,470	11,498,301

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Colonial Small Cap Value Fund, Variable Series / December 31, 2005

Note 1. Organization

Colonial Small Cap Value Fund, Variable Series (the “Fund”), a series of Liberty Variable Investment Trust (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(190,009)	$190,010	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income*	$706,775	$5,382,821
Long-term capital gains	54,535	2,137,101

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Ordinary Income	Undistributed Undistributed Capital Gains	Long-Term Net Unrealized Appreciation*
$2,562,113	$10,406,573	$50,910,246

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and REIT adjustments.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$67,008,038
Unrealized depreciation	(16,097,792)
Net unrealized appreciation	$50,910,246

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the year ended December 31, 2005, the Fund’s effective investment advisory fee rate was 0.80%.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.028% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,207 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund’s average daily net assets. For the Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,778 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $243,276,863 and $130,213,848, respectively.

Note 6. Other

During the year ended December 31, 2005, the Fund had a realized loss due to a trading error. This loss of $4,880 was reimbursed by Columbia.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $6,769 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

Financial Highlights

Colonial Small Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005		2004	2003		2002		2001
Net Asset Value, Beginning of Period	$16.94		$14.23	$10.48		$11.56		$10.73
Income from Investment Operations:
Net investment income (a)	0.12		0.09	0.07		0.02		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.83		3.13	4.03		(0.73)		0.98
Total from Investment Operations	0.95		3.22	4.10		(0.71)		1.00
Less Distributions Declared to Shareholders:
From net investment income	—		(0.07)	(0.03)		(0.01)		(0.02)
From net realized gains	(0.03)		(0.44)	(0.32)		(0.36)		(0.15)
Total Distributions Declared to Shareholders	(0.03)		(0.51)	(0.35)		(0.37)		(0.17)
Net Asset Value, End of Period	$17.86		$16.94	$14.23		$10.48		$11.56
Total return (b)(c)	5.64	%(d)(e)	22.70%	39.30	%(d)	(6.12	)%(d)	9.30	%(d)
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.90%		0.97%	1.10%		1.10%		1.10%
Net investment income (f)	0.67%		0.57%	0.59%		0.18%		0.22%
Waiver/reimbursement	—	%(g)	—	0.11%		0.04%		0.22%
Portfolio turnover rate	38%		30%	55%		125%		56%
Net assets, end of period (000’s)	$13,711		$14,557	$10,738		$7,893		$9,361

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(d)  Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of Liberty Variable Investment Trust and
the Class A Shareholders of Colonial Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial Small Cap Value Fund, Variable Series (the “Fund”) (a series of Liberty Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Unaudited Information

Colonial Small Cap Value Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $10,411,831.

Portfolio Managers’ Discussion

Colonial Strategic Income Fund, Variable Series / December 31, 2005

Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk. The fund also seeks maximum total return.

Laura A. Ostrander has managed or co-managed the fund since September 2000. Kevin L. Cronk and Thomas A. LaPointe have co-managed the fund since May 2005. Ms. Ostrander has been with Columbia Management Advisors, LLC or its predecessors or affiliate organizations since 1996. Mr. Cronk and Mr. LaPointe have been affiliated with the advisor or its affiliates since 1999.

In a year that was generally lackluster for all segments of the bond market, the fund’s performance was slightly lower than its benchmarks and peer group. While exposure to emerging market debt was a positive for performance, the fund’s other foreign currency exposure detracted from performance as the dollar strengthened. The benchmarks have no exposure to non-dollar securities and we believe that the fund’s peer universe had less exposure to non-dollar securities than the fund. The fund’s exposure to high-yield bonds was generally favorable for performance.

Emerging market debt boosted performance

A position in emerging market debt was the best performing sector for the fund. Steady global growth and high commodity prices improved the capacity of many lesser-developed countries to reduce their debt levels. As a result, the sovereign debt of countries such as Brazil, Russia, Mexico, Colombia and Venezuela were profitable investments. A position in Canadian bonds also aided performance as the Canadian dollar strengthened versus the US dollar. By contrast, exposure to bonds denominated in the euro, the British pound and the Swedish krona detracted from performance.

High-yield bonds produced mixed results

Overall, the fund’s exposure to high-yield bonds, which accounted for 38% of the fund’s assets, also contributed to positive performance. In particular, the fund’s holdings in energy, utilities and wireless telecom aided return. Energy and utility companies posted robust operating results, boosted by sustained high prices for oil and gas.

Within wireless, holdings in Nextel Partners, Inc., US Unwired, Inc., iPCS Escrow Co. and Western Wireless, did well (0.2%, 0.2% and 0.1% of net assets, respectively). Western Wireless was sold before the end of the period. Their values increased due to improved operating results and industry consolidation led by investment-grade companies.

The results from high-yield securities were not uniformly favorable for the fund. Low-quality securities came under pressure following several high-profile bankruptcies as well as the well-publicized difficulties at Ford and GM. The fund’s exposure to securities rated CCC or lower detracted from performance in this environment.

Looking ahead

As the world economy heads into the back-end of an economic growth cycle, we expect slower growth in 2006. This economic assessment, combined with tighter liquidity around the world, has made us more cautious regarding the credit-sensitive sectors of the fund. As a result, we have taken steps to increase the overall quality of the fund’s holdings. In the second half of the year, we lowered the fund’s exposure to lower-quality high-yield securities. We continue to believe that the fund has the potential to generate additional return through careful credit selection, but we plan to place particular emphasis on reducing downside risk. We have also become more defensive with the fund’s emerging market allocation by adding exposure to higher quality countries such as Chile while reducing exposure to Brazil. While credit fundamentals and supply/demand factors remain favorable in many emerging market countries, political uncertainty caused by the heavy election cycle in 2006 could lead to volatility and deterioration. The steps we have taken regarding the fund’s emerging market position are designed to help mitigate the impact of any unfavorable outcomes.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities or “junk” bonds offers the potential for higher current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make timely principal and interest payments. High yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2005, and are subject to change.

Performance Information

Colonial Strategic Income Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	10-year
Class A (07/05/94)	1.61	8.32	6.81
Lehman Brothers Government/Credit Bond Index	2.37	6.11	6.17

Inception date of share class is in parenthesis.

Net asset value per share ($)	12/31/04	12/31/05
Class A	9.96	10.12

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 01/01/96 – 12/31/05

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Understanding Your Expenses

Colonial Strategic Income Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 –	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
12/31/05	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,012.00	1,021.22	4.01	4.02	0.79

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the transfer agent not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Colonial Strategic Income Fund, Variable Series / December 31, 2005

	Par		Value
GOVERNMENT & AGENCY OBLIGATIONS—53.2%
Agency Obligations—0.4%
Federal Farm Credit Bank
5.000% 08/25/10	USD	500,000	$496,022
Foreign Government Obligations—32.5%
Aries Vermoegensverwaltungs GmbH
7.750% 10/25/09 (a)	EUR	250,000	338,595
Australian Government Bond
7.500% 09/15/09	AUD	1,060,000	835,741
Corp. Andina de Fomento
6.375% 06/18/09	EUR	510,000	660,547
European Investment Bank
7.625% 12/07/07	GBP	455,000	829,755
Federal Republic of Brazil
5.188% 04/15/24 (b)	USD	1,045,000	1,017,621
11.500% 04/02/09	EUR	480,000	690,962
14.500% 10/15/09	USD	1,200,000	1,539,600
Federal Republic of Germany
4.250% 07/04/14	EUR	1,450,000	1,840,012
5.000% 07/04/12		555,000	726,522
6.000% 07/04/07		1,210,000	1,498,449
Government of Canada
5.250% 06/01/13	CAD	920,000	857,327
10.000% 06/01/08		2,611,000	2,559,631
Government of New Zealand
6.000% 11/15/11	NZD	1,975,000	1,364,463
6.500% 04/15/13		815,000	582,722
Kingdom of Norway
5.500% 05/15/09	NOK	9,340,000	1,477,419
6.000% 05/16/11		3,450,000	572,311
Kingdom of Spain
5.500% 07/30/17	EUR	1,580,000	2,249,139
Kingdom of Sweden
5.000% 01/28/09	SEK	9,220,000	1,229,140
6.750% 05/05/14		11,070,000	1,741,910
Province of Ontario
5.000% 03/08/14	CAD	760,000	688,789
Province of Quebec
6.000% 10/01/12		460,000	436,008
6.000% 10/01/29		380,000	385,596
Republic of Bulgaria
8.250% 01/15/15	USD	860,000	1,038,536
Republic of Colombia
8.125% 05/21/24		245,000	264,600
9.750% 04/09/11		537,705	604,918
11.375% 01/31/08	EUR	365,000	496,942
Republic of France
4.000% 04/25/14		945,000	1,179,459
4.750% 10/25/12		1,330,000	1,724,656
Republic of Panama
8.875% 09/30/27	USD	795,000	946,050
Republic of Peru
7.500% 10/14/14	EUR	315,000	422,342
9.875% 02/06/15	USD	660,000	792,000
Republic of Poland
5.750% 03/24/10	PLN	2,475,000	$784,545
8.500% 05/12/07		1,679,000	543,133
Republic of South Africa
5.250% 05/16/13	EUR	540,000	692,848
6.500% 06/02/14	USD	780,000	844,350
Republic of Venezuela
9.250% 09/15/27		868,000	1,028,580
Russian Federation
5.000% 03/31/30
(7.500% 03/31/07) (c)		645,000	728,141
11.000% 07/24/18		655,000	969,466
12.750% 06/24/28		955,000	1,751,661
United Kingdom Treasury
8.000% 06/07/21	GBP	280,000	694,634
9.000% 07/12/11		615,000	1,308,996
United Mexican States
7.500% 03/08/10	EUR	605,000	822,839
7.500% 04/08/33	USD	1,085,000	1,280,300
11.375% 09/15/16		930,000	1,371,750
Victoria Treasury Corp.
7.500% 08/15/08	AUD	1,400,000	1,078,557
			45,491,562
U.S. Government Bonds & Notes—20.3%
U.S. Treasury Bonds
7.500% 11/15/24	USD	1,310,000	1,781,139
8.750% 05/15/17		4,911,000	6,743,800
8.875% 02/15/19		300,000	426,609
10.375% 11/15/12		3,800,000	4,199,593
12.500% 08/15/14		9,012,000	11,431,515
U.S. Treasury Notes
5.625% 05/15/08		1,500,000	1,540,899
6.500% 10/15/06		2,350,000	2,385,708
			28,509,263
Total Government & Agency Obligations (cost of $72,496,794)			74,496,847
CORPORATE FIXED-INCOME
BONDS & NOTES—41.0%
Basic Materials—4.2%
Chemicals—1.9%
Agricultural Chemicals—0.6%
IMC Global, Inc.
10.875% 08/01/13		205,000	235,750
Terra Capital, Inc.
12.875% 10/15/08		245,000	284,812

UAP Holding Corp. (d) 07/15/12
(10.750% 01/15/08)		190,000	164,350
United Agri Products
8.250% 12/15/11		177,000	186,293
			871,205
Chemicals – Diversified—1.1%
BCP Crystal US Holdings Corp.
9.625% 06/15/14		126,000	140,175
EquiStar Chemicals LP
10.625% 05/01/11		120,000	132,000

See Accompanying Notes to Financial Statements.

	Par		Value
Huntsman International LLC
7.375% 01/01/15 (a)		$160,000	$154,400
Huntsman LLC
11.500% 07/15/12		210,000	238,350
Innophos Investments Holdings,
Inc., PIK,
12.340% 02/15/15 (a)(b)		125,439	117,146
Lyondell Chemical Co.
9.625% 05/01/07		205,000	214,481
Nell AF SARL
8.375% 08/15/15 (a)		105,000	103,950
8.375% 08/15/15 (a)	EUR	65,000	78,108
NOVA Chemicals Corp.
6.500% 01/15/12	USD	255,000	246,712
7.561% 11/15/13 (a)(b)		115,000	117,588
			1,542,910
Chemicals – Specialty—0.2%
Rhodia SA
8.875% 06/01/11		215,000	222,256
Forest Products & Paper—1.5%
Forestry—0.1%
Millar Western Forest
Products Ltd.
7.750% 11/15/13		90,000	67,050
Tembec Industries, Inc.
8.500% 02/01/11		190,000	105,450
			172,500
Paper & Related Products—1.4%
Abitibi-Consolidated, Inc.
8.375% 04/01/15		155,000	148,025
Boise Cascade LLC
7.025% 10/15/12 (b)		255,000	252,450
7.125% 10/15/14		120,000	112,200
Buckeye Technologies, Inc.
8.500% 10/01/13		145,000	145,725
Caraustar Industries, Inc.
9.875% 04/01/11		145,000	147,900
Georgia-Pacific Corp.
8.000% 01/15/24		400,000	383,000
Neenah Paper, Inc.
7.375% 11/15/14		85,000	75,225
Newark Group, Inc.
9.750% 03/15/14		290,000	255,200
NewPage Corp.
10.000% 05/01/12		125,000	123,125
Norske Skog
7.375% 03/01/14		185,000	162,800
8.625% 06/15/11		90,000	85,950
			1,891,600
Iron/Steel—0.2%
Steel – Producers—0.1%
Steel Dynamics, Inc.
9.500% 03/15/09		105,000	110,775
Steel – Specialty—0.1%
UCAR Finance, Inc.
10.250% 02/15/12		250,000	265,000
Metals & Mining—0.6%
Mining Services—0.1%
Hudson Bay Mining & Smelting Co., Ltd.
9.625% 01/15/12		$65,000	$69,225
Non-Ferrous Metals—0.5%
Codelco, Inc.
5.500% 10/15/13		730,000	747,301
Communications—8.2%
Media—3.2%
Broadcast Services/Programs—0.1%
Fisher Communications, Inc.
8.625% 09/15/14		160,000	168,400
Cable TV— 1.4%
Atlantic Broadband Finance LLC
9.375% 01/15/14		235,000	210,325
Charter Communications Holdings II LLC
10.250% 09/15/10		210,000	208,950
Charter Communications Holdings LLC
9.920% 04/01/14 (a)		705,000	401,850
CSC Holdings, Inc.
7.000% 04/15/12 (a)		105,000	99,356
7.625% 04/01/11		410,000	407,950
EchoStar DBS Corp.
6.625% 10/01/14		245,000	235,813
Insight Midwest LP
9.750% 10/01/09		135,000	139,050
Pegasus Satellite Communications, Inc.
11.250% 01/15/10 (a)(e)		270,000	23,625
Telenet Group Holding NV (d) 06/15/14
(11.500% 12/15/08) (a)		206,000	168,405
			1,895,324
Multimedia—0.5%
Advanstar Communications, Inc.
15.000% 10/15/11		185,000	193,325

Haights Cross Operating Co.
11.750% 08/15/11		100,000	107,000
Lamar Media Corp.
6.625% 08/15/15		185,000	187,775
Quebecor Media, Inc.
11.125% 07/15/11		205,000	222,425
			710,525
Publishing – Newspapers—0.1%
Hollinger, Inc.
11.875% 03/01/11 (a)		81,000	81,000
12.875% 03/01/11 (a)		117,000	123,435
			204,435
Publishing – Periodicals—0.8%
Dex Media West LLC
9.875% 08/15/13		436,000	483,415

See Accompanying Notes to Financial Statements.

	Par	Value

Dex Media, Inc. (d) 11/15/13
(9.000% 11/15/08)	$160,000	$127,400
8.875% 05/15/11	315,000	289,800
WDAC Subsidiary Corp.
8.375% 12/01/14 (a)	180,000	173,700
		1,074,315
Television—0.3%
LIN Television Corp.
6.500% 05/15/13	55,000	52,800
Paxson Communications Corp.
7.777% 01/15/12 (a)(b)	95,000	94,762
Sinclair Broadcast Group, Inc.
8.750% 12/15/11	260,000	273,325
		420,887
Telecommunication Services—5.0%
Cellular Telecommunications—2.0%
American Cellular Corp.
10.000% 08/01/11	180,000	195,525
Digicel Ltd.
9.250% 09/01/12 (a)	200,000	205,500
Dobson Cellular Systems, Inc.
8.375% 11/01/11	230,000	243,800
Horizon PCS, Inc.
11.375% 07/15/12	120,000	137,700
iPCS Escrow Co.
11.500% 05/01/12	105,000	120,488
Nextel Communications, Inc.
7.375% 08/01/15	390,000	411,364
Nextel Partners, Inc.
8.125% 07/01/11	255,000	272,212
Rogers Cantel, Inc.
9.750% 06/01/16	230,000	276,575
Rogers Wireless, Inc.
8.000% 12/15/12	140,000	148,400
Rural Cellular Corp.
8.250% 03/15/12	150,000	158,250
9.750% 01/15/10	45,000	45,450
10.041% 11/01/12 (a)(b)	165,000	166,238
US Unwired, Inc.
10.000% 06/15/12	300,000	340,500
		2,722,002
Satellite Telecommunications—0.6%
Inmarsat Finance II PLC (d) 11/15/12
(10.375% 11/15/08)	255,000	209,737
Intelsat Bermuda Ltd.
8.250% 01/15/13 (a)	365,000	365,000
PanAmSat Corp.
9.000% 08/15/14	133,000	139,650
Zeus Special Subsidiary Ltd. (d) 02/01/15
(9.250% 02/01/10) (a)	200,000	130,500
		844,887
Telecommunication Equipment—0.1%
Lucent Technologies, Inc.
6.450% 03/15/29	220,000	187,550
Telecommunication Services—0.4%
Syniverse Technologies, Inc.
7.750% 08/15/13	$145,000	$146,269
Time Warner Telecom
Holdings, Inc.
9.250% 02/15/14	90,000	94,612
Time Warner Telecom, Inc.
10.125% 02/01/11	280,000	293,300
		534,181
Telephone – Integrated—1.6%
Axtel SA de CV
11.000% 12/15/13	160,000	180,800
Cincinnati Bell, Inc.
7.000% 02/15/15	355,000	347,900
Citizens Communications Co.
9.000% 08/15/31	290,000	294,350
Qwest Capital Funding, Inc.
6.875% 07/15/28	400,000	360,000
Qwest Communications
International, Inc.
7.500% 02/15/14 (a)	265,000	269,638
Qwest Corp.
7.500% 06/15/23	295,000	291,681
8.875% 03/15/12	370,000	415,325
US LEC Corp.
12.716% 10/01/09 (b)	130,000	139,425
		2,299,119
Wireless Equipment—0.3%
American Towers, Inc.
7.250% 12/01/11	180,000	187,200
SBA Telecommunications, Inc. (d) 12/15/11
(9.750% 12/15/07)	272,000	252,960
		440,160
Consumer Cyclical—6.6%
Airlines—0.2%
Airlines—0.2%
Continental Airlines, Inc.
7.568% 12/01/06	260,000	254,800
Apparel—0.6%
Apparel Manufacturers—0.6%
Broder Brothers Co.
11.250% 10/15/10	155,000	147,638
Levi Strauss & Co.
9.750% 01/15/15	475,000	490,437
Phillips-Van Heusen Corp.
7.250% 02/15/11	95,000	95,950
8.125% 05/01/13	115,000	120,894
		854,919
Auto Manufacturers—0.2%
Auto – Cars/Light Trucks—0.1%
General Motors Corp.
8.375% 07/15/33	155,000	102,688

See Accompanying Notes to Financial Statements.

	Par	Value
Auto – Medium & Heavy Duty Trucks—0.1%
Navistar International Corp.
7.500% 06/15/11	$180,000	$171,000
Auto Parts & Equipment—0.6%
Auto/Truck Parts & Equipment –
Original—0.0%
Cooper-Standard Automotive, Inc.
7.000% 12/15/12	55,000	50,738
Auto/Truck Parts & Equipment –
Replacement—0.3%
Commercial Vehicle Group
8.000% 07/01/13 (a)	185,000	183,150
Rexnord Corp.
10.125% 12/15/12	150,000	161,625
		344,775
Rubber – Tires—0.3%
Goodyear Tire & Rubber Co.
9.000% 07/01/15 (a)	410,000	404,875
Distribution/Wholesale—0.1%
Distribution/Wholesale—0.1%
Buhrmann US, Inc.
7.875% 03/01/15	100,000	98,000
Entertainment—0.7%
Gambling (Non-Hotel)—0.1%
Global Cash Access LLC
8.750% 03/15/12	172,000	182,965
Music—0.3%
Steinway Musical Instruments, Inc.
8.750% 04/15/11	155,000	162,362
Warner Music Group
7.375% 04/15/14	240,000	239,400
		401,762
Resorts/Theme Parks—0.2%
Six Flags, Inc.
9.625% 06/01/14	220,000	214,500
Theaters—0.1%
Galaxy Entertainment Finance Co. Ltd.
9.875% 12/15/12 (a)	165,000	167,475
Home Builders—0.5%
Building – Residential/Commercial—0.5%
D.R. Horton, Inc.
9.750% 09/15/10	250,000	282,500
K. Hovnanian Enterprises, Inc.
8.875% 04/01/12	45,000	46,462
10.500% 10/01/07	250,000	269,375
Standard Pacific Corp.
7.000% 08/15/15	5,000	4,619
9.250% 04/15/12	185,000	189,394
		792,350
Home Furnishings—0.1%
Home Furnishings—0.1%
WII Components, Inc.
10.000% 02/15/12	140,000	137,900
Leisure Time—0.3%
Leisure & Recreational Products—0.1%
K2, Inc.
7.375% 07/01/14	$120,000	$119,700
Recreational Centers—0.2%
Equinox Holdings, Inc.
9.000% 12/15/09	95,000	101,650
Town Sports International, Inc. (d) 02/01/14
(11.000% 02/01/09)	280,000	193,200
		294,850
Lodging—2.4%
Casino Hotels—2.4%
CCM Merger, Inc.
8.000% 08/01/13 (a)	55,000	52,938
Chukchansi Economic Development Authority
8.000% 11/15/13 (a)	185,000	189,162
Circus & Eldorado/Silver Legacy Capital Corp.
10.125% 03/01/12	220,000	232,650
Eldorado Casino Shreveport/Shreveport Capital Corp.
10.000% 08/01/12	454,577	357,979
Greektown Holdings
10.750% 12/01/13 (a)	245,000	243,162
Hard Rock Hotel, Inc.
8.875% 06/01/13	300,000	324,000
Inn of the Mountain Gods Resort & Casino
12.000% 11/15/10	205,000	202,950
Kerzner International Ltd.
6.750% 10/01/15 (a)	275,000	266,750
MGM Mirage
6.750% 09/01/12	250,000	255,000
8.500% 09/15/10	65,000	70,525
Mohegan Tribal Gaming Authority
6.125% 02/15/13	125,000	123,438
Penn National Gaming, Inc.
6.750% 03/01/15	340,000	333,625
San Pasqual Casino
8.000% 09/15/13 (a)	155,000	155,775
Seneca Gaming Corp.
7.250% 05/01/12	55,000	55,344
Station Casinos, Inc.
6.000% 04/01/12	220,000	221,650
Wynn Las Vegas LLC
6.625% 12/01/14	270,000	263,250
		3,348,198
Retail—0.8%
Retail – Automobiles—0.1%
Asbury Automotive Group, Inc.
8.000% 03/15/14	200,000	190,500

See Accompanying Notes to Financial Statements.

	Par	Value
Retail – Drug Stores—0.1%
Rite Aid Corp.
7.500% 01/15/15	$130,000	$122,687
Retail – Home Furnishings—0.2%
Tempur-Pedic, Inc.
10.250% 08/15/10	218,000	234,895
Retail – Propane Distributors—0.2%
Ferrellgas Partners LP
8.750% 06/15/12	180,000	178,200
Suburban Propane Partners LP/Suburban Energy Finance Corp.
6.875% 12/15/13	100,000	93,000
		271,200
Retail – Restaurants—0.1%
Landry’s Restaurants, Inc.
7.500% 12/15/14	175,000	163,625
Retail – Video Rental—0.1%
Movie Gallery, Inc.
11.000% 05/01/12	145,000	113,100
Textiles—0.1%
Textile – Products—0.1%
INVISTA
9.250% 05/01/12 (a)	135,000	144,450
Consumer Non-Cyclical—5.6%
Agriculture—0.1%
Tobacco—0.1%
Alliance One International, Inc.
11.000% 05/15/12 (a)	140,000	123,200
Beverages—0.1%
Beverages – Wine/Spirits—0.1%
Constellation Brands, Inc.
8.125% 01/15/12	145,000	151,888
Biotechnology—0.2%
Medical – Biomedical/Gene—0.2%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	220,000	232,100
Commercial Services—1.5%
Commercial Services—0.2%
Iron Mountain, Inc.
7.750% 01/15/15	225,000	227,250
Mac-Gray Corp.
7.625% 08/15/15	55,000	55,963
		283,213
Commercial Services – Finance—0.1%
Dollar Financial Group, Inc.
9.750% 11/15/11	230,000	237,475
Consulting Services—0.1%
FTI Consulting
7.625% 06/15/13 (a)	120,000	123,600
Funeral Services & Related Items—0.2%
Service Corp. International
7.700% 04/15/09	275,000	288,750

Printing – Commercial—0.2%
Sheridan Group
10.250% 08/15/11	$155,000	$161,975
Vertis, Inc.
13.500% 12/07/09 (a)	140,000	111,650
		273,625
Private Corrections—0.3%
Corrections Corp. of America
6.250% 03/15/13	190,000	188,100
GEO Group, Inc.
8.250% 07/15/13	195,000	191,344
		379,444
Rental Auto/Equipment—0.4%
Ashtead Holdings PLC
8.625% 08/01/15 (a)	220,000	226,600
Hertz Corp.
8.875% 01/01/14 (a)	160,000	163,200
NationsRent, Inc.
9.500% 10/15/10	175,000	191,187
		580,987
Cosmetics/Personal Care—0.2%
Cosmetics & Toiletries—0.2%
DEL Laboratories, Inc.
8.000% 02/01/12	175,000	138,250
Elizabeth Arden, Inc.
7.750% 01/15/14	190,000	191,663
		329,913
Food—0.7%
Food – Confectionery—0.1%
Merisant Co.
9.500% 07/15/13	140,000	86,100
Merisant Worldwide, Inc. (d) 05/15/14
(12.250% 11/15/08)	455,000	64,837
		150,937
Food – Miscellaneous/Diversified—0.4%
Dole Food Co., Inc.
8.625% 05/01/09	218,000	224,540
Pinnacle Foods Holding Corp.
8.250% 12/01/13	245,000	233,975
Reddy Ice Holdings, Inc. (d) 11/01/12
(10.500% 11/01/08)	140,000	111,300
		569,815
Food – Retail—0.2%
Stater Brothers Holdings, Inc.
8.125% 06/15/12	240,000	238,800
Healthcare Services—1.3%
Dialysis Centers—0.1%
DaVita, Inc.
7.250% 03/15/15	215,000	217,956
Medical – HMO—0.2%
Coventry Health Care, Inc.
8.125% 02/15/12	220,000	233,475

See Accompanying Notes to Financial Statements.

Par	Value
Medical – Hospitals—0.4%
HCA, Inc.
7.875% 02/01/11	$200,000	$215,722
Tenet Healthcare Corp.
9.875% 07/01/14	380,000	385,700
601,422
Medical – Outpatient/Home Medical—0.1%
Select Medical Corp.
7.625% 02/01/15	125,000	120,938
MRI/Medical Diagnostic Imaging—0.3%
InSight Health Services Corp.
9.875% 11/01/11	50,000	38,875
MedQuest, Inc.
11.875% 08/15/12	90,000	88,425
MQ Associates, Inc. (d) 08/15/12
(12.250% 08/15/08)	480,000	276,000
403,300
Physician Practice Management—0.2%
US Oncology Holdings, Inc.
9.264% 03/15/15 (b)	85,000	84,362
US Oncology, Inc.
9.000% 08/15/12	235,000	251,450
335,812
Household Products/Wares—0.5%
Consumer Products – Miscellaneous—0.4%
Amscan Holdings, Inc.
8.750% 05/01/14	185,000	156,325
Jostens IH Corp.
7.625% 10/01/12	145,000	145,000
Playtex Products, Inc.
9.375% 06/01/11	200,000	211,000
512,325
Office Supplies & Forms—0.1%
ACCO Brands Corp.
7.625% 08/15/15	155,000	146,088
Pharmaceuticals—1.0%
Medical – Drugs—0.3%
Elan Finance PLC
7.750% 11/15/11	260,000	243,100
Warner Chilcott Corp.
8.750% 02/01/15 (a)	155,000	142,987
386,087
Medical – Generic Drugs—0.2%
Mylan Laboratories, Inc.
6.375% 08/15/15 (a)	245,000	245,612
Medical – Wholesale Drug Distribution—0.3%
AmerisourceBergen Corp.
5.875% 09/15/15 (a)	185,000	185,925
Nycomed A/S, PIK
11.750% 09/15/13 (a)	EUR	184,938	221,247
407,172

Pharmacy Services—0.1%
Omnicare, Inc.
6.750% 12/15/13	USD	95,000	$96,544
6.875% 12/15/15	95,000	97,019
193,563
Vitamins & Nutrition Products—0.1%
NBTY, Inc.
7.125% 10/01/15 (a)	150,000	142,875
Energy—5.9%
Coal—0.4%
Coal—0.4%
Arch Western Finance LLC
6.750% 07/01/13	250,000	253,125
Massey Energy Co.
6.875% 12/15/13 (a)	305,000	306,525
559,650
Oil & Gas—2.4%
Oil & Gas Drilling—0.1%
Pride International, Inc.
7.375% 07/15/14	130,000	140,075
Oil Companies – Exploration & Production—2.0%
Chesapeake Energy Corp.
7.500% 06/15/14	220,000	233,200
6.375% 06/15/15	90,000	90,000
Compton Petroleum Corp.
7.625% 12/01/13 (a)	180,000	181,800
Delta Petroleum Corp.
7.000% 04/01/15	110,000	101,750
Forest Oil Corp.
8.000% 12/15/11	130,000	142,838
Magnum Hunter Resources, Inc.
9.600% 03/15/12	141,000	153,338
PEMEX Finance Ltd.
9.150% 11/15/18	310,000	389,047
10.610% 08/15/17	215,000	280,895
PEMEX Project Funding Master Trust
5.010% 12/03/12 (a)(b)	600,000	599,856
Pogo Producing Co.
6.625% 03/15/15	130,000	126,750
Ras Laffan LNG III
5.838% 09/30/27 (a)	250,000	249,927
Whiting Petroleum Corp.
7.250% 05/01/12	315,000	318,937
2,868,338
Oil Refining & Marketing—0.3%
Premcor Refining Group, Inc.
7.500% 06/15/15	165,000	176,138
Tesoro Corp.
6.625% 11/01/15 (a)	190,000	190,950
367,088

See Accompanying Notes to Financial Statements.

		Par	Value
Oil & Gas Services—1.3%
Oil – Field Services—1.3%
Gazprom
9.625% 03/01/13	$630,000		$758,898
Gazprom International SA
7.201% 02/01/20		575,000	612,663
Hornbeck Offshore Services, Inc.
6.125% 12/01/14 (a)		210,000	204,750
Newpark Resources, Inc.
8.625% 12/15/07		185,000	185,000
			1,761,311
Pipelines—1.8%
Pipelines—1.8%
Atlas Pipeline Partners LP
8.125% 12/15/15 (a)		130,000	131,625
Coastal Corp.
7.625% 09/01/08		135,000	137,194
7.750% 06/15/10		250,000	255,000
Colorado Interstate Gas Co.
6.800% 11/15/15 (a)		270,000	271,012
Northwest Pipeline Corp.
8.125% 03/01/10		85,000	90,313
Pacific Energy Partners LP/Pacific Energy Finance Corp.
6.250% 09/15/15 (a)		235,000	231,475
Sonat, Inc.
7.625% 07/15/11		645,000	657,094
Southern Natural Gas Co.
8.875% 03/15/10		130,000	139,262
Williams Companies, Inc.
6.375% 10/01/10 (a)		395,000	395,987
8.125% 03/15/12		225,000	245,250
			2,554,212
Financials—1.9%
Diversified Financial Services—1.7%
Finance – Auto Loans—0.6%
Ford Motor Credit Co.
7.375% 02/01/11		210,000	184,048
General Motors Acceptance Corp.
8.000% 11/01/31		665,000	645,941
			829,989
Finance – Consumer Loans—0.5%
SLM Corp.
6.500% 06/15/10	NZD	1,100,000	743,301
Finance – Investment Banker/Broker—0.6%
E*Trade Financial Corp.
8.000% 06/15/11	USD	210,000	217,875
LaBranche & Co., Inc.
11.000% 05/15/12		490,000	543,900
			761,775
Real Estate Investment Trusts—0.1%
REIT – Mortgage—0.1%
Thornburg Mortgage, Inc.
8.000% 05/15/13		140,000	137,900
Savings & Loans—0.1%
Savings & Loans/Thrifts – Western US—0.1%
Western Financial Bank
9.625% 05/15/12	$150,000		$167,625
Industrials—6.2%
Aerospace & Defense—0.8%
Aerospace/Defense – Equipment—0.7%
Argo-Tech Corp.
9.250% 06/01/11		165,000	170,775
BE Aerospace, Inc.
8.500% 10/01/10		245,000	262,150
Sequa Corp.
8.875% 04/01/08		105,000	109,725
9.000% 08/01/09		90,000	95,850
Standard Aero Holdings, Inc.
8.250% 09/01/14		145,000	119,987
TransDigm, Inc.
8.375% 07/15/11		155,000	162,750
			921,237
Electronics – Military—0.1%
L-3 Communications Corp.
6.375% 10/15/15 (a)		215,000	215,538
Building Materials—0.3%
Building & Construction Products – Miscellaneous—0.2%
Nortek, Inc.
8.500% 09/01/14		120,000	115,800
NTK Holdings, Inc. (d) 03/01/14
(10.750% 09/01/09)		175,000	108,938
			224,738
Building Products – Cement/Aggregation—0.1%
RMCC Acquisition Co.
9.500% 11/01/12 (a)		145,000	145,725
Electrical Components & Equipment—0.1%
Wire & Cable Products—0.1%
Coleman Cable, Inc.
9.875% 10/01/12		115,000	93,150
Electronics—0.2%
Electronic Components – Miscellaneous—0.2%
Flextronics International Ltd.
6.250% 11/15/14		205,000	201,925
Sanmina-SCI Corp.
6.750% 03/01/13		110,000	104,775
			306,700
Engineering & Construction—0.2%
Building & Construction – Miscellaneous—0.2%
J. Ray McDermott SA
11.500% 12/15/13 (a)		230,000	270,250
Environmental Control—0.6%
Non-Hazardous Waste Disposal—0.5%
Allied Waste North America, Inc.
7.250% 03/15/15		80,000	80,600
7.875% 04/15/13		490,000	504,700
Waste Services, Inc.
9.500% 04/15/14		175,000	175,000
			760,300

See Accompanying Notes to Financial Statements.

		Par	Value
Recycling—0.1%
Aleris International, Inc.
9.000% 11/15/14		$70,000	$72,100
Machinery – Diversified—0.3%
Machinery – General Industry—0.1%
Douglas Dynamics LLC
7.750% 01/15/12 (a)		195,000	188,175
Machinery – Material Handling—0.2%
Columbus McKinnon Corp.
8.875% 11/01/13 (a)		260,000	271,050
Metal Fabricate/Hardware—0.5%
Metal Processors & Fabrication—0.4%
Mueller Group, Inc.
10.000% 05/01/12		200,000	212,000
Mueller Holdings, Inc. (d) 04/15/14
(14.750% 04/15/09)		150,000	114,000
TriMas Corp.
9.875% 06/15/12		205,000	170,150
			496,150
Metal Products – Fasteners—0.1%
FastenTech, Inc.
11.500% 05/01/11		170,000	167,025
Miscellaneous Manufacturing—0.8%
Diversified Manufacturing Operators—0.7%
Bombardier, Inc.
6.300% 05/01/14 (a)		395,000	345,625
J.B. Poindexter & Co.
8.750% 03/15/14		155,000	130,975
Koppers Industries, Inc.
9.875% 10/15/13		210,000	227,850
Trinity Industries, Inc.
6.500% 03/15/14		310,000	306,900
			1,011,350
Miscellaneous Manufacturing—0.1%
Samsonite Corp.
8.875% 06/01/11		175,000	181,125
Packaging & Containers—1.1%
Containers – Metal/Glass—0.6%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15 (a)		225,000	232,875
Owens-Brockway Glass
Container, Inc.
6.750% 12/01/14		160,000	155,200
8.250% 05/15/13		370,000	382,025
Owens-Illinois, Inc.
7.500% 05/15/10		80,000	80,000
			850,100
Containers – Paper/Plastic—0.5%
Consolidated Container Co. LLC (d) 06/15/09
(10.750% 06/15/07)		125,000	105,625
Jefferson Smurfit Corp.
8.250% 10/01/12		165,000	158,400
PIK,
11.500% 10/01/15 (a)	EUR	253,121	269,837
MDP Acquisitions PLC
9.625% 10/01/12		$220,000	$220,000
			753,862
Transportation—1.3%
Transportation – Marine—0.5%
Ship Finance International Ltd.
8.500% 12/15/13		375,000	352,500
Stena AB
7.500% 11/01/13		235,000	226,187
9.625% 12/01/12		170,000	185,513
			764,200
Transportation – Railroad—0.2%
TFM SA de CV
9.375% 05/01/12 (a)		220,000	240,625
12.500% 06/15/12		60,000	68,400
			309,025
Transportation – Services—0.4%
CHC Helicopter Corp.
7.375% 05/01/14		300,000	303,750
Petroleum Helicopters, Inc.
9.375% 05/01/09		195,000	205,237
			508,987
Transportation – Trucks—0.2%
QDI LLC
9.000% 11/15/10		240,000	213,600
Technology—0.2%
Office/Business Equipment—0.1%
Office Automation & Equipment—0.1%
Xerox Corp.
7.125% 06/15/10		135,000	140,400
Semiconductors—0.1%
Electronic Components – Semiconductors—0.1%
Amkor Technology, Inc.
9.250% 02/15/08		180,000	174,600
Utilities—2.2%
Electric—2.2%
Electric – Generation—0.6%
AES Corp.
9.000% 05/15/15 (a)		70,000	76,650
9.500% 06/01/09		267,000	287,359
Edison Mission Energy
7.730% 06/15/09		290,000	300,150
Texas Genco LLC
6.875% 12/15/14 (a)		150,000	162,562
			826,721
Electric – Integrated—0.6%
CMS Energy Corp.
6.875% 12/15/15		100,000	101,000
8.500% 04/15/11		65,000	70,850
Nevada Power Co.
9.000% 08/15/13		81,000	89,230
10.875% 10/15/09		140,000	152,950

See Accompanying Notes to Financial Statements.

	Par	Value
Sierra Pacific Resources
6.750% 08/15/17 (a)	$185,000	$184,075
TECO Energy, Inc.
7.000% 05/01/12	165,000	173,662
		771,767
Independent Power Producer—1.0%
Dynegy Holdings, Inc.
6.875% 04/01/11	300,000	295,500
7.125% 05/15/18	5,000	4,463
9.875% 07/15/10 (a)	190,000	208,050
Mirant North America LLC
7.375% 12/31/13 (a)	270,000	273,375
MSW Energy Holdings LLC
7.375% 09/01/10	90,000	92,475
8.500% 09/01/10	215,000	229,512
Orion Power Holdings, Inc.
12.000% 05/01/10	300,000	339,000
		1,442,375
Total Corporate Fixed-Income Bonds & Notes (cost of $55,275,813)		57,458,395
MORTGAGE-BACKED SECURITIES—2.1%
Federal Home Loan Mortgage Corp.
8.000% 10/01/26	94,618	101,117
Federal National Mortgage Association, TBA
6.500% 12/01/35 (f)	2,795,000	2,866,622
Total Mortgage-Backed Securities (cost of $2,960,361)		2,967,739
ASSET-BACKED SECURITIES—0.8%
Equity One ABS, Inc.
4.205% 04/25/34	625,000	597,875
GMAC Mortgage Corp.
4.865% 09/25/34	520,000	509,330
Total Asset-Backed Securities (cost of $1,140,508)		1,107,205
CONVERTIBLE BONDS—0.3%
Communications—0.3%
Telecommunication Services—0.3%
Telecommunication Equipment—0.3%
Nortel Networks Corp.
4.250% 09/01/08	385,000	360,937
Telephone – Integrated—0.0%
Qwest Communications
International, Inc.
3.500% 11/15/25	45,000	52,144
Total Convertible Bonds (cost of $394,669)		413,081
MUNICIPAL BOND (TAXABLE)—0.2%
California—0.2%
CA Cabazon Band Mission Indians
13.000% 10/01/11	$350,000	$355,001
Total Municipal Bond (Taxable) (cost of $350,000)		355,001
	Shares
COMMON STOCKS—0.0%
Consumer Discretionary—0.0%
Hotels, Restaurants & Leisure—0.0%
Shreveport Gaming
Holdings, Inc. (g)(h)	3,071	44,591
Industrials—0.0%
Commercial Services & Supplies—0.0%
Fairlane Management Corp. (g)(h)(i)	2,000	—
Total Common Stocks (cost of $44,591)		44,591
	Units
WARRANTS (h)—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Cellular Telecommunications—0.0%
UbiquiTel, Inc.
Expires 04/15/10 (a)(g)	225	2
Telecommunication Services—0.0%
Jazztel PLC
Expires 07/15/10 (g)(i)	95	—
Industrials—0.0%
Transportation—0.0%
Transportation – Trucks—0.0%
QDI LLC
Expires 01/15/07 (a)(g)	1,020	5,131
Total Warrants (cost of $11,587)		5,133
	Par
SHORT-TERM OBLIGATION—2.3%
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.380%, collateralized by a U.S. Treasury Bond maturing 08/15/12, market value of $3,230,547 (repurchase proceeds $3,168,189)	$3,167,000	3,167,000
Total Short-Term Obligation (cost of $3,167,000)		3,167,000
Total Investments—99.9% (cost of $135,841,323) (j)		140,014,992
Other Assets & Liabilities, Net—0.1%		78,682
Net Assets—100.0%		$140,093,674

See Accompanying Notes to Financial Statements.

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities, which did not include any illiquid securities except for the following, amounted to $12,560,881, which represents 9.0% of net assets.

Security	Acquisition Date	Par/Units	Acquisition Cost	Value
Hollinger, Inc	03/05/03	$117,000	$116,271	$123,435
	09/30/04	81,000	81,000	81,000
UbiquiTel, Inc.	04/11/00	225	11,400	2
QDI LLC	06/01/02	1,020	—	5,131
				$209,568

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2005.

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2005, the value of these securities amounted to $23,625, which represents 0.0% of net assets.

(f)  Security purchased on a delayed delivery basis.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(h)  Non-income producing security.

(i)  Security has no value.

(j)  Cost for federal income tax purposes is $138,117,455.

At December 31, 2005, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	53.2%
Corporate Fixed-Income Bonds & Notes	41.0
Mortgage-Backed Securities	2.1
Asset-Backed Securities	0.8
Convertible Bonds	0.3
Municipal Bond (Taxable)	0.2
Common Stocks	0.0	*
Warrants	0.0	*
Short-Term Obligation	2.3
Other Assets & Liabilities, Net	0.1
	100.0%

*Rounds to less than 0.1%.

At December 31, 2005, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
GBP	$705,326	$706,840	01/23/06	$(1,514)

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$951,989	$959,302	02/01/06	$7,313
EUR	554,910	551,430	01/17/06	(3,480)
EUR	1,244,326	1,236,795	01/17/06	(7,531)
EUR	141,070	140,182	01/23/06	(888)
EUR	2,726,565	2,711,631	01/23/06	(14,934)
EUR	1,410,856	1,396,524	01/25/06	(14,332)
EUR	1,452,833	1,440,967	01/31/06	(11,866)
NOK	723,251	743,140	01/23/06	19,889
GBP	705,326	715,860	01/23/06	10,534
GBP	1,534,514	1,557,432	01/23/06	22,918
SEK	1,102,878	1,072,304	01/17/06	(30,574)
				$(22,951)

Acronym	Name
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
PIK	Payment-In-Kind
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona
TBA	To Be Announced
USD	United States Dollar

See Accompanying Notes to Financial Statements.

Statement of Assets & Liabilities

Colonial Strategic Income Fund, Variable Series / December 31, 2005

Assets:
Investments, at cost	$135,841,323
Investments, at value	$140,014,992
Cash	233,402
Unrealized appreciation on forward foreign currency contracts	60,654
Receivable for:
Fund shares sold	186,985
Interest	2,817,534
Dollar roll fee income	2,620
Expense reimbursement due from Distributor	4,015
Deferred Trustees’ compensation plan	13,204
Total Assets	143,333,406
Liabilities:
Unrealized depreciation on foreign forward currency contracts	85,119
Payable for:
Investments purchased on a delayed delivery basis	2,867,806
Fund shares repurchased	119,010
Investment advisory fee	71,619
Transfer agent fee	33
Pricing and bookkeeping fees	15,471
Trustees’ fees	512
Audit fee	31,498
Custody fee	6,525
Distribution fee—Class B	12,883
Chief compliance officer expenses	1,705
Deferred dollar roll fee income	749
Deferred Trustees’ fees	13,204
Other liabilities	13,598
Total Liabilities	3,239,732
Net Assets	$140,093,674
Composition of Net Assets:
Paid-in capital	$151,613,157
Undistributed net investment income	10,507,969
Accumulated net realized loss	(26,155,707)
Net unrealized appreciation (depreciation) on:
Investments	4,173,669
Foreign currency translations	(45,414)
Net Assets	$140,093,674
Class A:
Net assets	$83,586,279
Shares outstanding	8,256,691
Net asset value per share	$10.12
Class B:
Net assets	$56,507,395
Shares outstanding	5,600,742
Net asset value per share	$10.09

See Accompanying Notes to Financial Statements.

Statement of Operations

Colonial Strategic Income Fund, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Interest	$10,351,743
Dollar roll fee income	35,504
Total Investment Income	10,387,247
Expenses:
Investment advisory fee	905,391
Distribution fee—Class B	147,333
Transfer agent fee	6,303
Pricing and bookkeeping fees	99,073
Trustees’ fees	10,007
Custody fee	38,445
Chief compliance officer expenses (See Note 4)	5,013
Non-recurring costs (See Note 6)	3,111
Other expenses	90,779
Total Expenses	1,305,455
Fees waived by Transfer Agent	(1,209)
Fees reimbursed by Distributor—Class B	(4,015)
Non-recurring costs assumed by Investment Advisor (See Note 6)	(3,111)
Custody earnings credit	(1,724)
Net Expenses	1,295,396
Net Investment Income	9,091,851
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on:
Investments	1,028,994
Foreign currency transactions	1,385,226
Net realized gain	2,414,220
Net change in unrealized appreciation (depreciation) on:
Investments	(9,319,558)
Foreign currency translations	20,822
Net change in unrealized appreciation (depreciation)	(9,298,736)
Net Loss	(6,884,516)
Net Increase in Net Assets from Operations	$2,207,335

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia Strategic Income Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$9,091,851	$9,642,011
Net realized gain on investments and foreign currency transactions	2,414,220	6,247,432
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(9,298,736)	(733,434)
Net Increase from Operations	2,207,335	15,156,009
Distributions Declared to Shareholders:
From net investment income:
Class A	—	(7,965,743)
Class B	—	(4,548,504)
Total Distributions Declared to Shareholders	—	(12,514,247)
Share Transactions:
Class A:
Subscriptions	4,274,647	4,779,974
Distributions reinvested	—	7,965,743
Redemptions	(24,741,749)	(21,801,483)
Net Decrease	(20,467,102)	(9,055,766)
Class B:
Subscriptions	6,858,887	8,617,658
Distributions reinvested	—	4,548,504
Redemptions	(11,327,805)	(9,649,517)
Net Increase (Decrease)	(4,468,918)	3,516,645
Net Decrease from Share Transactions	(24,936,020)	(5,539,121)
Total Decrease in Net Assets	(22,728,685)	(2,897,359)
Net Assets:
Beginning of period	162,822,359	165,719,718
End of period	$140,093,674	$162,822,359
Undistributed (overdistributed) net investment income at end of period	$10,507,969	$(1,431,078)
Changes in Shares:
Class A:
Subscriptions	427,736	471,285
Issued for distributions reinvested	—	799,774
Redemptions	(2,477,958)	(2,175,844)
Net Decrease	(2,050,222)	(904,785)
Class B:
Subscriptions	684,908	862,989
Issued for distributions reinvested	—	457,136
Redemptions	(1,137,763)	(965,905)
Net Increase (Decrease)	(452,855)	354,220

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Colonial Strategic Income Fund, Variable Series / December 31, 2005

Note 1. Organization

Colonial Strategic Income Fund, Variable Series (the “Fund”), a series of Liberty Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under Colonial Strategic Income Fund, Variable Series / December 31, 2005 consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund’s investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the other party may default on its obligations. The Fund identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized Colonial Strategic Income Fund, Variable Series / December 31, 2005 gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation, discount accretion/premium amortization on debt securities, market discount reclassifications and paydown reclassifications were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,847,196	$(2,847,196)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004

Distributions paid from:
Ordinary income	$—	$12,514,247
Long-term capital gains	—	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$12,732,932	$—	$1,901,054

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$7,209,832
Unrealized depreciation	(5,312,295)
Net unrealized appreciation	$1,897,537

The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$3,347,414
2009	11,079,118
2010	11,028,566
2013	159,225
$25,614,323

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2005, post-October capital losses of $502,061 attributed to security transactions were deferred to January 1, 2006.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended December 31, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund’s effective investment advisory fee rate was 0.59%. This rate included a retroactive reduction for the period November 1, 2004 through December 31, 2004.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.065% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,209 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% annually of the Fund’s average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,662 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $58,618,860 and $72,115,351 of which $438,012 and $1,575,327, respectively were U.S. Government securities.

Note 6. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $3,111 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

Financial Highlights

Colonial Strategic Income Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.96		$9.80	$8.90	$8.92	$9.43
Income from Investment Operations:
Net investment income (a)	0.61		0.61	0.62	0.65	0.81	(b)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.45)		0.39	1.03	0.10	(0.46	)(b)
Total from Investment Operations	0.16		1.00	1.65	0.75	0.35
Less Distributions Declared to Shareholders:
From net investment income	—		(0.84)	(0.75)	(0.75)	(0.84)
Return of capital	—		—	—	(0.02)	(0.02)
Total Distributions Declared to Shareholders	—		(0.84)	(0.75)	(0.77)	(0.86)
Net Asset Value, End of Period	$10.12		$9.96	$9.80	$8.90	$8.92
Total return (c)(d)	1.61	%(e)	10.16%	18.54%	8.41%	3.68%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.76%		0.80%	0.80%	0.76%	0.85%
Net investment income (f)	6.06%		6.08%	6.42%	7.16%	8.42	%(b)
Waiver/reimbursement	—	%(g)	—	—	—	—
Portfolio turnover rate	40%		103%	61%	62%	62%
Net assets, end of period (000’s)	$83,586		$102,612	$109,894	$106,415	$123,041

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(e)  Had the Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of Liberty Variable Investment Trust
and the Class A Shareholders of Colonial Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund, Variable Series (the “Fund”) (a series of Liberty Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Portfolio Managers’ Discussion

Columbia High Yield Fund, Variable Series / December 31, 2005

Columbia High Yield Fund, Variable Series seeks a high level of current income by investing primarily in lower-rated fixed-income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

Stephen Peacher, Kevin L. Cronk and Thomas A. LaPointe have co-managed the fund since September 2005. Mr. Peacher has been associated with Columbia Management Advisors, LLC since April 2005. Mr. Cronk and Mr. LaPointe have been associated with the advisor since 1999.

During the 12-month period ended December 31, 2005, the fund performed generally in line with its Lipper(1) peer group average and its two primary benchmarks, the JPMorgan Chase Developed BB High Yield Index(2) and the Merrill Lynch US High Yield, Cash Pay Only Index(3).

A changed environment for high-yield sector

After several years of strong performance, high yield bonds came under some pressure in 2005 and their modest returns reflected a changed environment. Early in the year, the credit rating downgrades of General Motors Corp. and Ford Motor Co. cast a negative pall over the sector, and high-yield mutual funds experienced record cash outflows in the first quarter. However, the high-yield market rebounded as the economy maintained considerable forward momentum through the summer months. In this environment, lower-rated CCC securities lagged higher quality high-yield bonds.

A defensive approach aided performance

The fund benefited by a significant underweight relative to its benchmarks in lower-rated securities, which delivered negative returns for the year versus a modest gain for the rest of the high-yield market. An underweight exposure to the auto/transportation sector also aided performance as the bonds of Ford, General Motors and auto parts manufacturers struggled during the period.

Our defensive approach was not unilaterally rewarded. The fund had less exposure to wireline and wireless telecommunications bonds, an area of the market that has come under considerable competitive pressure. However, both groups bounced back and outperformed the broad high-yield market in 2005, returning 7.9% and 10.4% respectively.

Sector weights brought in line, diversification expanded under new managers

The fund maintained a conservative profile during a year of change and transition for the high-yield sector. No major changes were made in the fund’s positioning during the year. However, sector weights were adjusted in line with benchmarks and the fund’s diversification was broadened under new management, which took over in the fourth quarter. We added between 20-25 new holdings and trimmed exposure to some of the fund’s largest holdings. We expect to continue to diversify the fund’s holdings, adding names that are consistent with the fund’s “high quality, high-yield” style.

Looking ahead

We believe that US economic growth is likely to slow in response to high energy prices and higher interest rates in the coming year. However, we also believe that a recession is unlikely. Default rates may increase marginally, but we expect them to remain at or near their historical lows. In this environment, we believe the capital markets should remain generally open to high-yield companies, providing access to varied sources of liquidity.

We also believe that the high-yield markets are currently fairly valued. The difference in yield between Treasuries and high-yield securities of comparable maturities, which is a key measure of value in the high-yield market, is at a level consistent with historical periods of solid economic growth and low default rates. However, the yield spread has narrowed considerably over the past few years. As a result, we believe that the potential for volatility is higher than it has been in recent years and there is less margin for error. In this environment, we believe that the fund’s conservative, “up-in-quality” philosophy has the potential to benefit the fund going forward.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia High Yield Fund, Variable Series may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or “junk” bonds offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make timely principal and interest payments.

Holdings are disclosed as of December 31, 2005, and are subject to change.

(1)  Lipper Inc., a widely respected provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2)  JPMorgan Chase Developed BB High Yield Index, an unmanaged index that is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market.

(3)  Merrill Lynch US High Yield, Cash Pay Only Index, an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

It is not possible to invest directly in an index.

Performance Information

Columbia High Yield Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	Life
Class A (03/03/98)	2.51	6.11	5.65
JPMorgan Chase Developed BB High Yield Index(1)	2.58	9.34	7.45
Merrill Lynch US High Yield, Cash Pay Only Index(2)	2.83	8.76	5.46

Inception date of share class is in parenthesis.

Net asset value per share ($)	12/31/04	12/31/05
Class A	9.55	9.79

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 03/03/98 – 12/31/05

The graph compares the result of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes are due.

Total return performance includes changes in share price and reinvestment of all distributions. Beginning in 2005, the Fund’s benchmark was changed to the JPMorgan Chase Developed BB High Yield Index, an unmanaged index that is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. Previously, the Fund’s returns were compared to the Merrill Lynch US High Yield, Cash Pay Only Index, an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1)  Index performance for the life of the fund is from February 28, 1998.

(2)  Index performance for the life of the fund is from March 3, 1998.

Understanding Your Expenses

Columbia High Yield Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 –	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio
12/31/05	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	(%)
Class A	1,000.00	1,000.00	1,013.51	1,022.18	3.05	3.06	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and transfer agent not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Columbia High Yield Fund, Variable Series / December 31, 2005

	Par	Value
CORPORATE FIXED-INCOME BONDS & NOTES—81.3%
Basic Materials—3.7%
Chemicals—2.0%
Chemicals – Diversified—1.0%
EquiStar Chemicals LP
10.125% 09/01/08	$155,000	$168,175
10.625% 05/01/11	805,000	885,500
NOVA Chemicals Corp.
6.500% 01/15/12	440,000	425,700
7.561% 11/15/13 (a)(b)	190,000	194,275
		1,673,650
Chemicals – Specialty—0.4%
Nalco Co.
7.750% 11/15/11	625,000	641,406
Industrial – Gases—0.6%
Airgas, Inc.
9.125% 10/01/11	925,000	985,125
Forest Products & Paper—0.8%
Paper & Related Products—0.8%
Boise Cascade LLC
7.125% 10/15/14	1,445,000	1,351,075
Iron/Steel—0.9%
Steel – Producers—0.9%
Russel Metals, Inc.
6.375% 03/01/14	850,000	822,375
United States Steel Corp.
9.750% 05/15/10	500,000	543,750
		1,366,125
Communications—12.5%
Media—9.7%
Cable TV—3.7%
DirecTV Holdings LLC
6.375% 06/15/15	230,000	225,400
8.375% 03/15/13	1,476,000	1,594,080
EchoStar DBS Corp.
5.750% 10/01/08	605,000	593,656
6.625% 10/01/14	1,775,000	1,708,438
Rogers Cable, Inc.
6.250% 06/15/13	625,000	612,500
7.875% 05/01/12	1,110,000	1,187,700
		5,921,774
Multimedia—2.2%
Emmis Operating Co.
6.875% 05/15/12	675,000	666,563
Lamar Media Corp.
7.250% 01/01/13	2,825,000	2,945,062
		3,611,625
Publishing – Periodicals—2.9%
Dex Media West LLC
5.875% 11/15/11	1,450,000	1,457,250
9.875% 08/15/13	1,640,000	1,818,350

R.H. Donnelley Finance Corp.
10.875% 12/15/12 (a)	$190,000	$215,650
10.875% 12/15/12	1,100,000	1,248,500
		4,739,750
Television—0.9%
LIN Television Corp.
6.500% 05/15/13	1,125,000	1,080,000
Sinclair Broadcast Group, Inc.
8.750% 12/15/11	400,000	420,500
		1,500,500
Telecommunication Services—2.8%
Cellular Telecommunications—1.6%
Nextel Communications, Inc.
7.375% 08/01/15	1,275,000	1,344,844
Rogers Wireless, Inc.
7.500% 03/15/15	210,000	226,800
8.000% 12/15/12	940,000	996,400
		2,568,044
Telephone – Integrated—1.2%
Citizens Communications Co.
9.000% 08/15/31	690,000	700,350
Qwest Corp.
8.875% 03/15/12	1,140,000	1,279,650
		1,980,000
Consumer Cyclical—16.7%
Apparel—0.4%
Apparel Manufacturers—0.4%
Phillips-Van Heusen Corp.
7.250% 02/15/11	640,000	646,400
Auto Manufacturers—0.3%
Auto – Medium & Heavy Duty Trucks—0.3%
Navistar International Corp.
7.500% 06/15/11	565,000	536,750
Auto Parts & Equipment—0.6%
Auto/Truck Parts & Equipment – Original—0.6%
Accuride Corp.
8.500% 02/01/15	615,000	605,775
TRW Automotive, Inc.
9.375% 02/15/13	320,000	346,400
		952,175
Entertainment—2.4%
Music—0.8%
Warner Music Group
7.375% 04/15/14	1,275,000	1,271,812
Racetracks—0.8%
Speedway Motorsports, Inc.
6.750% 06/01/13	1,190,000	1,204,875
Theaters—0.8%
Cinemark USA, Inc.
9.000% 02/01/13	1,285,000	1,355,675

See Accompanying Notes to Financial Statements.

	Par	Value
Home Builders—2.1%
Building – Residential/Commercial—2.1%
Beazer Homes USA, Inc.
6.875% 07/15/15	$860,000	$825,600
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	315,000	298,463
6.375% 12/15/14	270,000	253,800
6.500% 01/15/14	840,000	802,200
KB Home
5.875% 01/15/15	750,000	705,000
7.750% 02/01/10	250,000	255,625
8.625% 12/15/08	250,000	262,500
		3,403,188
Home Furnishings—0.7%
Home Furnishings—0.7%
Sealy Mattress Co.
8.250% 06/15/14	1,080,000	1,112,400
Leisure Time—1.8%
Cruise Lines—1.3%
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	550,000	579,563
8.750% 02/02/11	1,390,000	1,570,700
		2,150,263
Leisure & Recreational Products—0.5%
Leslie’s Poolmart
7.750% 02/01/13	850,000	852,125
Lodging—5.5%
Casino Hotels—5.0%
Caesars Entertainment, Inc.
7.875% 03/15/10	685,000	734,662
9.375% 02/15/07	100,000	104,125
CCM Merger, Inc.
8.000% 08/01/13 (a)	725,000	697,813
Chukchansi Economic Development Authority
8.000% 11/15/13 (a)	480,000	490,800
Kerzner International Ltd.
6.750% 10/01/15 (a)	745,000	722,650
MGM Mirage
6.000% 10/01/09	1,450,000	1,442,750
8.500% 09/15/10	815,000	884,275
Station Casinos, Inc.
6.500% 02/01/14	795,000	804,937
6.875% 03/01/16	1,220,000	1,247,450
Wynn Las Vegas LLC
6.625% 12/01/14	965,000	940,875
		8,070,337
Hotels & Motels—0.5%
Starwood Hotels & Resorts Worldwide, Inc.
7.875% 05/01/12	810,000	893,025
Retail—2.9%
Retail – Automobiles—1.5%
AutoNation, Inc.
9.000% 08/01/08	1,420,000	1,522,950
Group 1 Automotive, Inc.
8.250% 08/15/13	860,000	814,850
		2,337,800
Retail – Convenience Store—0.8%
Couche-Tard
7.500% 12/15/13	$1,235,000	$1,265,875
Retail – Propane Distributors—0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp.
6.875% 12/15/13	400,000	372,000
Retail – Restaurants—0.4%
Domino’s, Inc.
8.250% 07/01/11	650,000	676,000
Consumer Non-Cyclical—15.5%
Beverages—2.1%
Beverages – Non-Alcoholic—1.2%
Cott Beverages, Inc.
8.000% 12/15/11	1,910,000	1,957,750
Beverages – Wine/Spirits—0.9%
Constellation Brands, Inc.
8.000% 02/15/08	575,000	599,438
8.125% 01/15/12	825,000	864,187
		1,463,625
Commercial Services—4.4%
Commercial Services—1.8%
Iron Mountain, Inc.
7.750% 01/15/15	530,000	535,300
8.625% 04/01/13	1,420,000	1,483,900
Mac-Gray Corp.
7.625% 08/15/15	950,000	966,625
		2,985,825
Funeral Services & Related Items—0.6%
Stewart Enterprises, Inc.
6.250% 02/15/13 (a)	1,015,000	974,400
Private Corrections—1.3%
Corrections Corp. of America
6.250% 03/15/13	700,000	693,000
7.500% 05/01/11	1,360,000	1,400,800
		2,093,800
Rental Auto/Equipment—0.7%
NationsRent, Inc.
9.500% 10/15/10	395,000	431,537
United Rentals, Inc.
7.000% 02/15/14	25,000	23,375
7.750% 11/15/13	610,000	594,750
		1,049,662
Food—0.8%
Food – Miscellaneous/Diversified—0.8%
Del Monte Corp.
6.750% 02/15/15	1,335,000	1,301,625
Healthcare Services—5.4%
Medical – HMO—0.9%
Coventry Health Care, Inc.
5.875% 01/15/12	1,445,000	1,450,419

See Accompanying Notes to Financial Statements.

	Par	Value
Medical – Hospitals—2.8%
Community Health Systems
6.500% 12/15/12	$340,000	$332,350
HCA, Inc.
6.950% 05/01/12	2,470,000	2,559,760
Triad Hospitals, Inc.
7.000% 05/15/12	525,000	536,812
7.000% 11/15/13	1,100,000	1,105,500
		4,534,422
Medical – Nursing Homes—0.4%
Extendicare Health Services, Inc.
6.875% 05/01/14	640,000	622,400
9.500% 07/01/10	45,000	47,869
		670,269
Medical – Outpatient/Home Medical—0.5%
Select Medical Corp.
7.625% 02/01/15	820,000	793,350
Medical Products—0.8%
Fisher Scientific International, Inc.
6.750% 08/15/14	1,310,000	1,372,225
Household Products/Wares—0.8%
Consumer Products – Miscellaneous—0.8%
Scotts Miracle-Gro Co.
6.625% 11/15/13	1,375,000	1,399,063
Pharmaceuticals—2.0%
Medical – Generic Drugs—0.4%
Mylan Laboratories, Inc.
6.375% 08/15/15 (a)	610,000	611,525
Medical – Wholesale Drug Distribution—0.6%
AmerisourceBergen Corp.
5.625% 09/15/12 (a)	975,000	972,562
Pharmacy Services—1.0%
Omnicare, Inc.
6.125% 06/01/13	945,000	933,187
6.750% 12/15/13	335,000	340,444
6.875% 12/15/15	335,000	342,119
		1,615,750
Energy—13.2%
Coal—2.8%
Coal—2.8%
Arch Western Finance LLC
6.750% 07/01/13	1,500,000	1,518,750
Massey Energy Co.
6.875% 12/15/13 (a)	740,000	743,700
Peabody Energy Corp.
5.875% 04/15/16	375,000	363,750
6.875% 03/15/13	1,905,000	1,983,581
		4,609,781
Oil & Gas—6.0%
Oil & Gas Drilling—0.7%
Pride International, Inc.
7.375% 07/15/14	1,025,000	1,104,438
Oil Companies – Exploration & Production—5.0%
Chesapeake Energy Corp.
6.375% 06/15/15	$1,265,000	$1,265,000
7.500% 09/15/13	735,000	786,450
7.750% 01/15/15	550,000	583,000
Compton Petroleum Corp.
7.625% 12/01/13 (a)	395,000	398,950
Newfield Exploration Co.
6.625% 09/01/14	1,800,000	1,840,500
Plains Exploration & Production Co.
7.125% 06/15/14	1,170,000	1,210,950
Pogo Producing Co.
6.625% 03/15/15	495,000	482,625
8.250% 04/15/11	455,000	475,475
Vintage Petroleum, Inc.
7.875% 05/15/11	650,000	679,250
8.250% 05/01/12	465,000	498,712
		8,220,912
Oil Refining & Marketing—0.3%
Tesoro Corp.
6.625% 11/01/15 (a)	415,000	417,075
Oil & Gas Services—2.2%
Oil – Field Services—1.3%
Hornbeck Offshore Services, Inc.
6.125% 12/01/14	875,000	853,125
Universal Compression, Inc.
7.250% 05/15/10	1,195,000	1,214,419
		2,067,544
Oil Field Machinery & Equipment—0.9%
Grant Prideco, Inc.
6.125% 08/15/15 (a)	1,455,000	1,458,637
Pipelines—2.2%
Pipelines—2.2%
Atlas Pipeline Partners LP
8.125% 12/15/15 (a)	330,000	334,125
Colorado Interstate Gas Co.
6.800% 11/15/15 (a)	570,000	572,137
MarkWest Energy Partners
LP 6.875% 11/01/14 (a)	545,000	501,400
Williams Companies, Inc.
6.375% 10/01/10 (a)	415,000	416,038
8.125% 03/15/12	1,660,000	1,809,400
		3,633,100
Financials—1.0%
Diversified Financial Services—0.5%
Finance – Investment Banker/Broker—0.5%
E*Trade Financial Corp.
7.375% 09/15/13 (a)	780,000	789,750
LaBranche & Co., Inc.
11.000% 05/15/12	75,000	83,250
		873,000

See Accompanying Notes to Financial Statements.

	Par	Value
Real Estate Investment Trusts—0.5%
REIT – Hotels—0.5%
Host Marriott LP
6.375% 03/15/15	$745,000	$744,069
Industrials—13.4%
Aerospace & Defense—2.0%
Aerospace/Defense – Equipment—0.8%
Sequa Corp.
9.000% 08/01/09	530,000	564,450
TransDigm, Inc.
8.375% 07/15/11	625,000	656,250
		1,220,700
Electronics – Military—1.2%
L-3 Communications Corp.
6.375% 10/15/15 (a)	935,000	937,338
7.625% 06/15/12	960,000	1,010,400
		1,947,738
Environmental Control—0.8%
Non-Hazardous Waste Disposal—0.8%
Allied Waste North America, Inc.
6.375% 04/15/11	825,000	800,250
6.500% 11/15/10	560,000	553,000
		1,353,250
Machinery – Diversified—1.3%
Machinery – General Industry—1.3%
Manitowoc Co., Inc.
7.125% 11/01/13	885,000	909,338
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	1,260,000	1,278,900
		2,188,238
Miscellaneous Manufacturing—0.7%
Diversified Manufacturing Operators—0.7%
Bombardier, Inc.
6.300% 05/01/14 (a)	715,000	625,625
Trinity Industries, Inc.
6.500% 03/15/14	575,000	569,250
		1,194,875
Packaging & Containers—4.9%
Containers – Metal/Glass—4.0%
Ball Corp.
6.875% 12/15/12	2,260,000	2,310,850
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15 (a)	585,000	605,475
Owens-Brockway Glass Container, Inc.
6.750% 12/01/14	125,000	121,250
8.875% 02/15/09	290,000	302,325
Owens-Illinois, Inc.
7.500% 05/15/10	1,425,000	1,425,000
Silgan Holdings, Inc.
6.750% 11/15/13	1,735,000	1,726,325
		6,491,225

Containers – Paper/Plastic—0.9%
Jefferson Smurfit Corp.
8.250% 10/01/12	$400,000	$384,000
Smurfit-Stone Container Corp.
8.375% 07/01/12	535,000	517,612
Stone Container Finance
7.375% 07/15/14	625,000	568,750
		1,470,362
Transportation—3.7%
Transportation – Marine—2.8%
Overseas Shipholding Group
8.250% 03/15/13	1,165,000	1,226,162
Stena AB
7.500% 11/01/13	1,250,000	1,203,125
Teekay Shipping Corp.
8.875% 07/15/11	1,835,000	2,073,550
		4,502,837
Transportation – Services—0.9%
Offshore Logistics, Inc.
6.125% 06/15/13	1,570,000	1,460,100
Technology—1.0%
Office/Business Equipment—0.2%
Office Automation & Equipment—0.2%
Xerox Corp.
7.125% 06/15/10	385,000	400,400
Semiconductors—0.8%
Electronic Components – Semiconductors—0.8%
Freescale Semiconductor, Inc.
6.875% 07/15/11	1,165,000	1,220,338
Utilities—4.3%
Electric—4.3%
Electric – Generation—1.9%
AES Corp.
7.750% 03/01/14	1,680,000	1,761,900
Texas Genco LLC
6.875% 12/15/14 (a)	1,200,000	1,300,500
		3,062,400
Electric – Integrated—1.7%
CMS Energy Corp.
6.875% 12/15/15	300,000	303,000
8.500% 04/15/11	190,000	207,100
Nevada Power Co.
5.875% 01/15/15	775,000	769,877
6.500% 04/15/12	200,000	200,500
NorthWestern Corp.
5.875% 11/01/14	50,000	49,813
TECO Energy, Inc.
6.750% 05/01/15	675,000	704,531
7.000% 05/01/12	595,000	626,238
		2,861,059

See Accompanying Notes to Financial Statements.

	Par	Value
Independent Power Producer—0.7%
Mirant North America LLC
7.375% 12/31/13 (a)	$670,000	$678,375
MSW Energy Holdings LLC
7.375% 09/01/10	400,000	411,000
		1,089,375
Total Corporate Fixed-Income Bonds & Notes (cost of $133,929,979)		132,277,499
	Units
WARRANTS (c)—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Cellular Telecommunications—0.0%
UbiquiTel, Inc.
Expires 04/15/10 (a)(d)	50	1
Industrials—0.0%
Transportation—0.0%
Transportation – Trucks—0.0%
QDI LLC
Expires 01/15/07 (a)(d)	153	769
Total Warrants (cost of $2,500)		770
	Par
SHORT-TERM OBLIGATION—17.1%
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.380%, collateralized by a U.S. Treasury Bond maturing 02/15/12, market value of $28,368,946 (repurchase proceeds $27,818,443)	$27,808,000	27,808,000
Total Short-Term Obligation (cost of $27,808,000)		27,808,000
Total Investments—98.4% (cost of $161,740,479) (e)		160,086,269
Other Assets & Liabilities, Net—1.6%		2,589,607
Net Assets—100.0%		$162,675,876

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities, which did not include any illiquid securities except for the following, amounted to $14,659,570, which represents 9.0% of net assets.

Acquisition Security	Date	Acquisition Units	Cost	Value
UbiquiTel, Inc.	04/11/00	50	$2,500	$1
QDI LLC	06/01/02	153	—	769
				$770

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2005.

(c)  Non-income producing security.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)  Cost for federal income tax purposes is $162,382,075.

At December 31, 2005, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	81.3%
Warrants	0.0 *
Short-Term Obligation	17.1
Other Assets & Liabilities, Net	1.6
100.0%

*  Rounds to less than 0.1%.

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Statement of Assets & Liabilities

Columbia High Yield Fund, Variable Series / December 31, 2005

Assets:
Investments, at cost (including repurchase agreement)	$161,740,479
Investments, at value	$132,278,269
Repurchase agreement	27,808,000
Cash	97
Receivable for:
Fund shares sold	243,809
Interest	2,446,621
Expense reimbursement due from Investment Advisor	31,519
Deferred Trustees’ compensation plan	5,205
Total Assets	162,813,520
Liabilities:
Payable for:
Fund shares repurchased	7,492
Investment advisory fee	79,167
Transfer agent fee	19
Pricing and bookkeeping fees	6,387
Trustees’ fees	500
Audit fee	20,658
Custody fee	1,043
Distribution fee–Class B	7,827
Chief compliance officer expenses	1,659
Deferred Trustees’ fees	5,205
Other liabilities	7,687
Total Liabilities	137,644
Net Assets	$162,675,876
Composition of Net Assets:
Paid-in capital	$167,109,089
Undistributed net investment income	6,783,628
Accumulated net realized loss	(9,562,631)
Net unrealized depreciation on investments	(1,654,210)
Net Assets	$162,675,876
Class A:
Net assets	$7,535,074
Shares outstanding	769,681
Net asset value per share	$9.79
Class B:
Net assets	$155,140,802
Shares outstanding	15,840,094
Net asset value per share	$9.79

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia High Yield Fund, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Interest	$7,581,049
Expenses:
Investment advisory fee	727,879
Distribution fee–Class B	281,928
Transfer agent fee	4,204
Pricing and bookkeeping fees	41,942
Trustees’ fees	9,512
Custody fee	9,582
Chief compliance officer expenses (See Note 4)	4,593
Non-recurring costs (See Note 6)	2,295
Other expenses	78,255
Total Expenses	1,160,190
Fees and expenses waived or reimbursed by Investment Advisor	(145,706)
Fees waived by Transfer Agent	(795)
Fees waived by Distributor–Class B	(214,265)
Non-recurring costs assumed by Investment Advisor (See Note 6)	(2,295)
Custody earnings credit	(1,587)
Net Expenses	795,542
Net Investment Income	6,785,507
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	21,272
Net changed in unrealized appreciation (depreciation) on investments	(3,365,241)
Net Loss	(3,343,969)
Net Increase in Net Assets from Operations	$3,441,538

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia High Yield Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$6,785,507	$3,093,238
Net realized gain on investments and foreign currency transactions	21,272	375,783
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,365,241)	698,623
Net Increase from Operations	3,441,538	4,167,644
Distributions Declared to Shareholders:
From net investment income:
Class A	—	(566,446)
Class B	—	(2,926,406)
Total Distributions Declared to Shareholders	—	(3,492,852)
Share Transactions:
Class A:
Subscriptions	519,602	3,321,916
Distributions reinvested	—	566,446
Redemptions	(2,899,313)	(6,454,849)
Net Decrease	(2,379,711)	(2,566,487)
Class B:
Subscriptions	86,891,231	48,472,376
Distributions reinvested	—	2,926,406
Redemptions	(6,761,376)	(8,511,450)
Net Increase	80,129,855	42,887,332
Net Increase from Share Transactions	77,750,144	40,320,845
Total Increase in Net Assets	81,191,682	40,995,637
Net Assets:
Beginning of period	81,484,194	40,488,557
End of period	$162,675,876	$81,484,194
Undistributed (overdistrbuted) net investment income at end of period	$6,783,628	$(334,201)
Changes in Shares:
Class A:
Subscriptions	54,106	352,089
Issued for distributions reinvested	—	59,622
Redemptions	(302,064)	(682,101)
Net Decrease	(247,958)	(270,390)
Class B:
Subscriptions	9,039,366	5,089,040
Issued for distributions reinvested	—	306,985
Redemptions	(702,899)	(902,982)
Net Increase	8,336,467	4,493,043

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia High Yield Fund, Variable Series / December 31, 2005

Note 1. Organization

Columbia High Yield Fund, Variable Series (the “Fund”), a series of Liberty Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$332,322	$(332,322)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income*	$—	$3,492,852
Long-term capital gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Depreciation* Unrealized
$7,382,254	$—	$(2,295,806)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$660,284
Unrealized depreciation	(2,956,090)
Net unrealized depreciation	$(2,295,806)

The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2007	$1,061,194
2008	2,794,418
2009	4,226,387
2010	260,165
2011	908,941
2013	97,587
$9,348,692

Of the capital loss carryforwards attributable to the Fund, $7,971,674 ($1,027,358 expiring 12/31/07, $2,734,633 expiring 12/31/08, $4,075,815 expiring 12/31/09 and $133,868 expiring 12/31/10) remain from the Fund’s merger with Colonial High Yield Securities Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2005, post-October capital losses of $166,809 attributed to security transactions were deferred to January 1, 2006.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.60%
Next $500 million	0.55%
Over $1.5 billion	0.50%

For the year ended December 31, 2005, the Fund’s effective investment advisory fee rate was 0.60%.

Administration Fee—Columbia provides administrative and other services to the Fund. The Fund is not charged a fee for these services.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.035% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $5,000.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended

December 31, 2005, the Transfer Agent waived fees of $795 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Effective January 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% annually of the Fund’s average daily net assets. In addition, the Distributor has voluntarily agreed to waive Class B distribution fees at an annual rate of 0.19% of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,580 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $93,497,453 and $31,777,740, respectively.

Note 6. Disclosure of Significant Risks and Contingencies

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $2,295 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

Note 7. Proposed Reorganization

The Board of Trustees of the Fund has approved a proposal to merge the Fund into the Nations High Yield Bond Portfolio, a series of Nations Separate Account Trust. The proposal is subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. The merger, if approved, is expected to be completed on or about April 28, 2006. If the merger is not approved, the Fund would be reimbursed for any related merger costs.

Financial Highlights

Columbia High Yield Fund, Variable Series—Class A Shares (a)

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.55	$9.42	$8.96	$9.29	$9.35
Income from Investment Operations:
Net investment income	0.54 (b)	0.54 (b)	0.56 (b)	0.59	0.64	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)	0.11	0.52	(0.35)	(0.07	)(c)
Total from Investment Operations	0.24	0.65	1.08	0.24	0.57
Less Distributions Declared to Shareholders:
From net investment income	—	(0.52)	(0.60)	(0.57)	(0.63)
From net realized gains	—	—	(0.02)	—	—
Total Distributions Declared to Shareholders	—	(0.52)	(0.62)	(0.57)	(0.63)
Net Asset Value, End of Period	$9.79	$9.55	$9.42	$8.96	$9.29
Total return (d)(e)(f)	2.51%	7.07%	12.37%	2.74%	6.18%
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	0.60%	0.60%	0.77%	1.68%	1.60%
Net investment income (g)	5.64%	5.71%	6.06%	6.46%	6.89	%(c)
Waiver/reimbursement	0.12%	0.16%	0.36%	1.68%	1.63%
Portfolio turnover rate	30%	38%	112%	49%	54%
Net assets, end of period (000’s)	$7,535	$9,722	$12,132	$2,197	$2,421

(a)  The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01) and 0.25%, respectively.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(f)  Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of Liberty Variable Investment Trust and
the Class A Shareholders of Columbia High Yield Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the “Fund”) (a series of Liberty Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class A financial highlights for the years ended December 31, 2005, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 2003 were audited by another independent registered public accounting firm whose report dated February 7, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Portfolio Manager’s Discussion

Columbia International Fund, Variable Series / December 31, 2005

Columbia International Fund, Variable Series seeks long-term growth.

Fred Copper has managed or co-managed the fund since October 2005. Mr. Copper has been associated with Columbia Management Advisors, LLC since September 2005.

International equities produced outstanding returns in 2005, buoyed by low interest rates, a wave of corporate restructuring and a surge in demand for natural resources. Performance was positive in nearly every international market represented in the fund’s benchmark. Emerging market returns surpassed developed market returns and the fund’s performance relative to the MSCI EAFE Index(1) benefited from its out-of-index weight in emerging markets. An overweight in Japan also aided performance relative to the fund’s benchmark. However, the fund’s return fell short of the return of the MSCI All Country World ex US Index(2) because its exposure to emerging markets was less than that of this index.

Beginning in 2005, the fund’s benchmark was changed to the MSCI EAFE Index. Previously, the fund’s returns were compared to the MSCI All Country World ex US Index. We believe that the MSCI EAFE Index offers shareholders a more useful comparison of the fund’s relative performance.

A decision to underweight the materials sector also detracted from return. Materials was one of the top-performing sectors for the year, and the fund missed out on the strong gains, particularly from steel companies, which were the beneficiaries of soaring demand from China.

Japan led the developed markets

The portfolio benefited from a decision to emphasize Japanese stocks above their weight in the indices. Japan was the best-performing developed market, the beneficiary of a relatively strong economy and a return to inflation after several years of deflation. The portfolio’s two top performers were Japanese stocks Komatsu Ltd., a manufacturer of heavy equipment, and Yamada Denki Co. Ltd., a consumer electronics retailer (1.1% and 0.6% of net assets, respectively). We invested in both Komatsu and Yamada Denki because we believed that the market had undervalued the companies based on our estimates of their potential for earnings growth. Komatsu reaped the rewards of increased spending on infrastructure development throughout the world. Yamada Denki benefited from good brand recognition, a superior business model and great bargaining power within its industry.

Performance was also aided by a decision to underweight the United Kingdom (UK). A relatively tight monetary policy had a negative impact on UK stocks and the UK was one of the worst-performing markets.

Stock selection produced mixed results

As international markets moved higher, prices on certain stocks were bid up well beyond what we believed they deserved on the basis of their earning potential. As a result, our focus on stocks with attractive valuations, which is a key component of the fund’s investment strategy, kept us out of some big performers. Softbank Corp., a Japanese Internet incubator company, is an example of a stock that looked expensive, but which had tremendous performance for the index.

For most of the year, the portfolio was overweight in energy but when prices began to decline, we significantly reduced the position and locked in earlier gains. EnCana Corp. (0.4% of net assets), one of the largest oil and gas exploration companies in North America was a particularly strong performer for the fund. The company’s annual production growth and operating margins were significantly above its industry peers, and it was rewarded with a significantly higher return.

A positive outlook for international investors

We believe that relatively low global interest rates, modest inflation and continued economic growth have the potential to support the equity markets in 2006. We think that the emerging markets have more upside potential than developed markets and plan to maintain our out-of-index weight. We believe that the Japanese market may be over-valued, and we expect some near-term price declines. As a result, we may decrease our commitment to Japan with the expectation that we would rebuild the position on weakness. After the dollar’s strong run-up in 2005, we believe that it could decline over the next several months. A lower dollar should be positive for US-based investors, because the value of their investments would be enhanced when converted back to a weaker currency.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of December 31, 2005 and are subject to change.

(1)  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

(2)  The MSCI All Country World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the US.

It is not possible to invest directly in an index.

Performance Information

Columbia International Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	10-year
Class A (05/02/94)	13.16	2.72	4.22
MSCI EAFE Index	13.54	4.55	5.84
MSCI All Country World ex US Index	17.11	6.66	6.70

Inception date of share class is in parenthesis.

Net asset value per share ($ )	12/31/04	12/31/05
Class A	1.90	2.15

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 01/01/96 – 12/31/05

The graph compares the result of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes are due.

Total return performance includes changes in share price and reinvestment of all distributions. Beginning in 2005, the Fund’s benchmark was changed to MSCI EAFE Index. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Understanding Your Expenses

Columbia International Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00 which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 – 12/31/05	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,155.92	1,020.42	5.16	4.84	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and transfer agent not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Columbia International Fund, Variable Series / December 31, 2005

	Shares	Value
COMMON STOCKS—98.0%
Consumer Discretionary—10.0%
Auto Components — 1.7%
Compagnie Generale des Etablissements Michelin, Class B	5,172	$290,727
Continental AG	4,684	415,793
Denso Corp.	13,400	462,441
		1,168,961
Automobiles—2.7%
Nissan Motor Co., Ltd.	25,400	257,371
Renault SA	3,610	294,470
Toyota Motor Corp.	24,200	1,255,810
		1,807,651
Hotels, Restaurants & Leisure—0.5%
Accor SA	6,245	343,500
Household Durables—2.1%
Daiwa House Industry Co., Ltd.	20,000	312,714
Matsushita Electric Industrial Co., Ltd.	34,000	655,870
Sharp Corp.	12,000	182,541
Sony Corp.	6,700	273,829
		1,424,954
Leisure Equipment & Products—0.6%
Fuji Photo Film Co., Ltd.	5,300	175,266
Sega Sammy Holdings, Inc.	6,000	200,958
		376,224
Media—1.8%
British Sky Broadcasting Group PLC	34,739	296,751
Pearson PLC	19,614	232,003
Vivendi Universal SA	22,621	708,625
		1,237,379
Specialty Retail—0.6%
Yamada Denki Co., Ltd.	3,200	400,492
Consumer Staples—7.9%
Beverages—0.7%
Diageo PLC	33,219	481,517
Food & Staples Retailing—0.3%
FamilyMart Co., Ltd.	6,600	223,292
Food Products—3.6%
Nestle SA, Registered Shares	4,851	1,450,815
Royal Numico NV (a)	9,477	392,469
Unilever PLC	57,904	574,332
		2,417,616
Household Products—1.3%
Kao Corp.	19,000	509,094
Reckitt Benckiser PLC	10,858	358,679
		867,773
Tobacco—2.0%
British American Tobacco PLC	25,234	564,397
Imperial Tobacco Group PLC	15,700	469,196
Japan Tobacco, Inc.	23	335,439
		1,369,032
Energy—8.6%
Energy Equipment & Services—0.8%
Saipem S.p.A.	23,517	$385,887
Stolt Offshore SA (a)	15,000	174,463
		560,350
Oil, Gas & Consumable Fuels—7.8%
BG Group PLC	37,052	366,232
BP PLC	108,607	1,156,654
CNOOC Ltd.	301,000	199,925
EnCana Corp.	6,700	302,939
ENI S.p.A.	24,657	683,955
LUKOIL, ADR	2,440	143,960
OMV AG	4,098	238,888
Royal Dutch Shell PLC, Class A	18,473	562,874
Royal Dutch Shell PLC, Class B	14,396	460,196
Statoil ASA	10,100	231,950
Total SA	3,620	909,429
		5,257,002
Financials—30.2%
Capital Markets—3.9%
Credit Suisse Group, Registered Shares	12,100	616,947
Deutsche Bank AG, Registered Shares	7,806	756,881
Nomura Holdings, Inc.	34,100	653,462
UBS AG, Registered Shares	6,343	603,865
		2,631,155
Commercial Banks—16.2%
Australia & New Zealand Banking Group Ltd.	28,493	500,273
Banco Bilbao Vizcaya Argentaria SA	53,605	957,021
Banco Santander Central Hispano SA	46,936	619,578
Barclays PLC	86,303	907,240
BNP Paribas SA	11,213	907,351
Commerzbank AG	9,906	305,155
DNB NOR ASA	12,600	134,414
ForeningsSparbanken AB	9,700	264,340
HBOS PLC	49,476	845,277
HSBC Holdings PLC	65,281	1,047,909
Mitsubishi UFJ Financial Group, Inc.	63	854,708
Mizuho Financial Group, Inc.	101	801,594
National Bank of Greece SA	10,105	429,961
Societe Generale	6,709	825,255
Sumitomo Mitsui Financial Group, Inc.	45	476,958
Sumitomo Trust & Banking Co. Ltd.	33,000	337,177
United Overseas Bank Ltd.	35,000	307,341
Westpac Banking Corp.	24,981	416,634
		10,938,186

See Accompanying Notes to Financial Statements.

	Shares	Value
Consumer Finance—1.1%
Aiful Corp.	3,100	$258,914
ORIX Corp.	1,400	356,722
Takefuji Corp.	2,540	172,513
		788,149
Diversified Financial Services—1.6%
Fortis	11,523	367,654
ING Groep NV	18,498	641,664
Suncorp-Metway Ltd.	6,831	100,406
		1,109,724
Insurance—5.9%
Allianz AG, Registered Shares	5,027	761,430
Aviva PLC	46,448	563,393
AXA	23,224	749,511
Mitsui Sumitomo Insurance Co., Ltd.	41,000	501,658
Muenchener Rueckversicherungs AG, Registered Shares	1,756	237,788
QBE Insurance Group Ltd.	23,127	332,306
Sampo Oyj, Class A	33,900	590,775
Storebrand ASA	27,800	239,929
		3,976,790
Real Estate—1.5%
CapitaLand Ltd.	193,000	399,314
Sun Hung Kai Properties Ltd.	32,000	312,627
Swire Pacific Ltd., Class A	36,500	327,169
		1,039,110
Health Care—8.0%
Health Care Equipment & Supplies—0.8%
GN Store Nord A/S	29,200	382,260
Terumo Corp.	5,500	162,759
		545,019
Pharmaceuticals—7.2%
Astellas Pharma, Inc.	4,900	191,122
AstraZeneca PLC	15,569	757,790
Eisai Co., Ltd.	6,000	251,834
GlaxoSmithKline PLC	31,508	796,338
Novartis AG, Registered Shares	12,607	662,466
Roche Holding AG, Genusschein Shares	3,434	515,603
Sanofi-Aventis	4,674	409,482
Takeda Pharmaceutical Co., Ltd.	9,400	508,517
Teva Pharmaceutical Industries Ltd., ADR	18,500	795,685
		4,888,837
Industrials—11.0%
Aerospace & Defense—0.4%
Singapore Technologies Engineering Ltd.	148,000	254,582
Air Freight & Logistics—0.3%
Deutsche Post AG, Registered Shares	8,392	203,475
Building Products—0.3%
Nippon Sheet Glass Co., Ltd.	48,000	$209,607
Commercial Services & Supplies—0.6%
Randstad Holding NV	5,660	245,855
Securitas AB, Class B	10,200	169,476
		415,331
Construction & Engineering—1.7%
Shimizu Corp.	93,000	683,690
Vinci SA	5,523	475,035
		1,158,725
Electrical Equipment—1.6%
ABB Ltd. (a)	38,252	371,152
Mitsubishi Electric Corp.	60,000	424,810
Shanghai Electric Group Co., Ltd., Class H (a)	738,000	252,230
		1,048,192
Industrial Conglomerates—1.7%
Hutchison Whampoa Ltd.	34,000	324,054
SembCorp Industries Ltd.	120,140	197,987
Siemens AG, Registered Shares	3,268	280,115
Smiths Group PLC	19,995	359,839
		1,161,995
Machinery—2.0%
Atlas Copco AB, Class B	24,600	490,792
Komatsu Ltd.	44,000	727,892
THK Co., Ltd.	6,000	156,697
		1,375,381
Marine—0.4%
Kawasaki Kisen Kaisha Ltd.	38,000	238,436
Road & Rail—1.1%
Canadian Pacific Railway Ltd.	4,600	192,753
ComfortDelGro Corp., Ltd.	180,000	173,217
East Japan Railway Co.	53	364,464
		730,434
Trading Companies & Distributors—0.9%
Mitsubishi Corp.	28,900	639,581
Information Technology—7.0%
Communications Equipment—1.3%
Nokia Oyj	21,550	394,177
Telefonaktiebolaget LM Ericsson, ADR	13,400	460,960
		855,137
Computers & Peripherals—0.6%
FUJITSU Ltd.	17,000	129,444
Toshiba Corp.	51,000	304,439
		433,883
Electronic Equipment & Instruments—1.4%
Hoya Corp.	10,100	363,115
Murata Manufacturing Co., Ltd.	5,500	352,567
Omron Corp.	10,500	242,168
		957,850

See Accompanying Notes to Financial Statements.

	Shares	Value
Office Electronics—0.7%
Canon, Inc.	7,700	$450,502
Semiconductors & Semiconductor Equipment—1.8%
Advantest Corp.	2,100	211,718
ASML Holding NV (a)	15,906	318,246
Samsung Electronics Co., Ltd., GDR (b)	1,408	463,936
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	20,499	203,145
		1,197,045
Software—1.2%
Cognos, Inc. (a)	8,800	305,448
Sage Group PLC	40,398	179,322
SAP AG	1,866	338,355
		823,125
Materials—6.7%
Chemicals—5.0%
BASF AG	11,987	918,326
Bayer AG	11,124	464,759
Shin-Etsu Chemical Co., Ltd.	7,700	409,370
Sumitomo Chemical Co., Ltd.	71,000	487,642
Syngenta AG (a)	4,001	497,822
Teijin Ltd.	44,000	279,442
Yara International ASA	22,400	326,078
		3,383,439
Metals & Mining—1.7%
Anglo American PLC	15,906	541,579
Kobe Steel Ltd.	39,000	126,324
Rio Tinto PLC	10,441	476,937
		1,144,840
Telecommunication Services—3.8%
Diversified Telecommunication Services—2.1%
Deutsche Telekom AG, Registered Shares	32,780	546,420
France Telecom SA	9,611	238,834
Nippon Telegraph & Telephone Corp.	49	222,699
Telekom Austria AG	19,419	436,059
		1,444,012
Wireless Telecommunication Services—1.7%
China Mobile Hong Kong Ltd.	46,000	217,433
NTT DoCoMo, Inc.	127	193,836
Vodafone Group PLC	347,589	750,524
		1,161,793
Utilities—4.8%
Electric Utilities—2.9%
E.ON AG	7,829	$809,996
Fortum Oyj	18,600	348,805
Scottish & Southern Energy PLC	23,475	409,542
Tokyo Electric Power Co., Inc.	18,200	442,134
		2,010,477
Gas Utilities—0.5%
Tokyo Gas Co., Ltd.	76,000	337,678
Multi-Utilities—1.4%
RWE AG	3,025	224,010
Veolia Environnement	15,515	702,400
		926,410
Total Common Stocks (cost of $52,062,698)		66,414,643
INVESTMENT COMPANIES—2.6%
iShares MSCI EAFE Index Fund	18,675	1,110,416
iShares MSCI South Korea Index Fund	6,635	296,916
iShares MSCI Taiwan Index Fund	29,469	367,773
Total Investment Companies (cost of $1,710,052)		1,775,105
Total Investments—100.6% (cost of $53,772,750) (c)		68,189,748
Other Assets & Liabilities, Net—(0.6)%		(415,169)
Net Assets—100.0%		$67,774,579

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of this security, which is not illiquid, represents 0.7% of net assets.

(c)  Cost for federal income tax purposes is $53,827,335.

See Accompanying Notes to Financial Statements.

Columbia International Fund, Variable Series / December 31, 2005

The Fund was invested in the following countries at December 31, 2005:

Country (Unaudited)	Value	% of Total Investments
Japan	$18,771,310	27.5%
United Kingdom	13,158,521	19.3
France	6,854,619	10.0
Germany	6,262,503	9.2
Switzerland	4,718,670	6.9
Netherlands	1,598,234	2.3
Spain	1,576,599	2.3
Sweden	1,385,568	2.0
Hong Kong	1,381,208	2.0
Australia	1,349,619	2.0
Finland	1,333,757	2.0
Singapore	1,332,441	1.9
United States	1,110,416	1.6
Italy	1,069,842	1.6
Norway	932,371	1.4
Canada	801,140	1.2
Israel	795,685	1.2
South Korea	760,852	1.2
Austria	674,947	1.0
Taiwan	570,918	0.8
Greece	429,961	0.6
Denmark	382,260	0.6
Belgium	367,654	0.5
China	252,230	0.4
Luxembourg	174,463	0.3
Russian Federation	143,960	0.2
	$68,189,748	100.0%

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets & Liabilities

Columbia International Fund, Variable Series / December 31, 2005

Assets:
Investments, at cost	$53,772,750
Investments, at value	$68,189,748
Foreign currency (cost of $127,497)	127,461
Receivable for:
Investments sold	1,082,104
Dividends	61,421
Foreign tax reclaims	33,884
Expense reimbursement due from Investment Advisor	32,962
Deferred Trustees’ compensation plan	8,041
Total Assets	69,535,621
Liabilities:
Payable to custodian bank	75,237
Payable for:
Investments purchased	1,208,582
Fund shares repurchased	360,526
Investment advisory fee	50,785
Transfer agent fee	14
Pricing and bookkeeping fees	8,141
Trustees’ fees	196
Audit fee	26,428
Custody fee	12,873
Distribution fee—Class B	1,764
Chief compliance officer expenses	1,432
Deferred Trustees’ fees	8,041
Other liabilities	7,023
Total Liabilities	1,761,042
Net Assets	$67,774,579
Composition of Net Assets:
Paid-in capital	$56,015,810
Undistributed net investment income	869,244
Accumulated net realized loss	(3,522,985)
Net unrealized appreciation (depreciation) on:
Investments	14,416,998
Foreign currency translations	(4,488)
Net Assets	$67,774,579
Class A:
Net assets	$61,525,433
Shares outstanding	28,584,537
Net asset value per share	$2.15
Class B:
Net assets	$6,249,146
Shares outstanding	2,920,283
Net asset value per share	$2.14

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia International Fund, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Dividends	$1,695,092
Interest	21,012
Total Investment Income (net of foreign taxes withheld of $181,908)	1,716,104
Expenses:
Investment advisory fee	610,277
Distribution fee—Class B	15,352
Transfer agent fee	6,297
Pricing and bookkeeping fees	45,980
Trustees’ fees	8,627
Custody fee	75,203
Chief compliance officer expenses (See Note 4)	4,291
Non-recurring costs (See Note 6)	1,449
Other expenses	64,816
Total Expenses	832,292
Fees and expenses waived or reimbursed by Investment Advisor	(143,575)
Fees waived by Transfer Agent	(1,222)
Non-recurring costs assumed by Investment Advisor (See Note 6)	(1,449)
Custody earnings credit	(190)
Net Expenses	685,856
Net Investment Income	1,030,248
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	8,770,714
Foreign currency transactions	(153,337)
Net realized gain	8,617,377
Net change in unrealized appreciation (depreciation) on:
Investments	(1,288,733)
Foreign currency translations	(7,926)
Net change in unrealized appreciation (depreciation)	(1,296,659)
Net Gain	7,320,718
Net Increase in Net Assets from Operations	$8,350,966

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia International Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$1,030,248	$736,608
Net realized gain on investments, foreign currency transactions and foreign capital gains tax	8,617,377	12,851,838
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains tax	(1,296,659)	(3,993,415)
Net Increase from Operations	8,350,966	9,595,031
Distributions Declared to Shareholders:
From net investment income:
Class A	—	(812,607)
Class B	—	(62,958)
Total Distributions Declared to Shareholders	—	(875,565)
Share Transactions:
Class A:
Subscriptions	2,070,410	2,715,897
Distributions reinvested	—	812,607
Redemptions	(18,556,564)	(16,270,373)
Net Decrease	(16,486,154)	(12,741,869)
Class B:
Subscriptions	402,432	504,785
Distributions reinvested	—	62,958
Redemptions	(1,676,477)	(1,363,336)
Net Decrease	(1,274,045)	(795,593)
Net Decrease from Share Transactions	(17,760,199)	(13,537,462)
Total Decrease in Net Assets	(9,409,233)	(4,817,996)
Net Assets:
Beginning of period	77,183,812	82,001,808
End of period	$67,774,579	$77,183,812
Undistributed (overdistributed) net investment income at end of period	$869,244	$(7,668)
Changes in Shares:
Class A:
Subscriptions	1,090,195	1,543,162
Issued for distributions reinvested	—	432,171
Redemptions	(9,507,657)	(9,365,532)
Net Decrease	(8,417,462)	(7,390,199)
Class B:
Subscriptions	208,470	302,309
Issued for distributions reinvested	—	33,751
Redemptions	(870,287)	(790,682)
Net Decrease	(661,817)	(454,622)

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia International Fund, Variable Series / December 31, 2005

Note 1. Organization

Columbia International Fund, Variable Series (the “Fund”), a series of Liberty Variable Investment Trust (the “Trust”) is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund’s investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(153,336)	$153,337	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income	$—	$875,565
Long-term capital gains	—	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,098,430	$4,168,745	$14,357,992

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and changes in the value of assets and liabilities resulting from changes in exchange rates.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$14,953,894
Unrealized depreciation	(591,481)
Net unrealized appreciation	$14,362,413

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2007	$153,762
2008	602,544
2009	3,734,787
2010	3,027,462
2011	339,845
$7,858,400

Of the capital loss carryforwards attributable to the Fund, $865,030 ($519,018 expiring 12/31/08, $173,006 expiring 12/31/09 and $173,006 expiring 12/31/10) remain from the Fund’s merger with Colonial International Horizons Fund, Variable Series and $395,480 ($153,762 expiring 12/31/07, $83,526 expiring 12/31/08, $79,096 expiring 12/31/09 and $79,096 expiring 12/31/10) remain from the Fund’s merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses, as well as the remaining capital loss carryforwards of the Fund, could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $3,909,749 were utilized during the year ended December 31, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

For the year ended December 31, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund’s effective investment advisory fee rate was 0.86%. This rate included a retroactive reduction for the period November 1, 2004 through December 31, 2004.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.065% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston

Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,222 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Effective February 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95% annually of the Fund’s average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,577 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $46,453,367 and $61,899,810, respectively.

Note 6. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Issuer Focus—As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and

consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $1,449 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

Financial Highlights

Columbia International Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Period	$1.90		$1.69		$1.26		$1.46	$1.93
Income from Investment Operations:
Net investment income (a)	0.03		0.02		0.03		0.01	0.01
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	0.22		0.21		0.42		(0.20)	(0.48)
Total from Investment Operations	0.25		0.23		0.45		(0.19)	(0.47)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.02)		(0.02)		(0.01)	—
Net Asset Value, End of Period	$2.15		$1.90		$1.69		$1.26	$1.46
Total return (b)(c)	13.16	%(d)	13.73	%(d)(e)	35.54	%(d)	(13.35)%	(24.35)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (f)	0.95%		0.95%		0.97%		1.13%	1.23%
Net investment income (f)	1.49%		0.98%		1.84%		0.62%	0.41%
Waiver/reimbursement	0.20%		0.21%		0.18%		—	—
Portfolio turnover rate	67%		101%		104%		39%	34%
Net assets, end of period (000’s)	$61,525		$70,391		$75,184		$28,883	$41,299

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(d)  Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund’s investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of Liberty Variable Investment Trust and
the Class A Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (the “Fund”) (a series of Liberty Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Unaudited Information

Columbia International Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $4,168,745.

Portfolio Managers’ Discussion

Liberty Growth & Income Fund, Variable Series / December 31, 2005

Liberty Growth & Income Fund, Variable Series seeks long-term growth and income.

Lori Ensinger, David I. Hoffman, Noah Petrucci and Diane L. Sobin are co-managers of the fund. Ms. Ensinger has been with Columbia Management Advisors, LLC and its predecessors (“Columbia”) since 2001. Mr. Hoffman joined Columbia in August 2001. Mr. Petrucci joined Columbia in February 2002. Ms. Sobin has been with Columbia since August 2001.

Value stocks outperformed growth stocks by nearly two percentage points in 2005, which helped the fund, its benchmark and peer group average generated a solid positive return that was higher than the broader market. Consumer discretionary, energy, financials and health care stocks all contributed to the fund’s overall performance. The fund’s conservative tilt in technology and stock selection within the basic materials sector accounted for a slight shortfall in performance compared to the index.

New management at the helm

In May 2005, the management team of the fund was changed. The fund’s new managers restructured the fund with a more defensive posture. Sizable holdings in technology and basic materials were reduced in line with the fund’s benchmark. The total number of holdings in the portfolio was increased to help minimize stock-specific risk. And, greater emphasis was placed on companies that had demonstrated the potential to generate free cash flow regardless of the pace of economic growth and to distribute dividend payments to shareholders.

Positive performance from a range of sectors

Consumer discretionary, energy, financials and health care were the fund’s top sectors for the year. In the consumer discretionary sector, Starwood Hotels & Resorts Worldwide, Inc., McDonald’s Corp., J.C. Penney Co. Inc., Federated Department Stores, Inc., and Office Depot, Inc. were standout performers (1.3%, 1.2%, 1.5%, 1.0% and 0.6% of net assets, respectively). These companies were identified through our bottom-up stock selection process because we believed they had the potential for improved operating margins and revenue growth.

The fund’s energy holdings also performed strongly, with those representing a “pure” investment in the rising price of crude oil topping the list. These included ConocoPhillips, Exxon Mobil Corp. and Marathon Oil Corp. (0.9%, 4.2%, and 0.8% of net assets, respectively). Williams Companies, Inc., Schlumberger Ltd. and Halliburton Co. (1.3%, 0.8% and 1.0% of net assets, respectively) also did well.

During much of the year, we maintained a relatively light exposure to financials, which helped performance as short-term interest rates rose. However, we increased financial holdings when it appeared that the Federal Reserve Board was poised to end its rate-hiking cycle. The fund added to regional bank stocks, many of which we believed had become fairly valued. Among those that performed well were Wachovia Corp. and Golden West Financial Corp. (2.2% and 1.1% of net assets, respectively). The fund’s emphasis on healthcare services (such as HMOs) and European pharmaceutical companies, with more new products in development than US pharmaceutical companies, also boosted returns.

Technology and basic materials stocks detracted from relative returns

Several of the fund’s technology holdings underperformed the sector average during the period, which detracted slightly from overall return. We focused on more defensive holdings, such as tech heavyweights International Business Machines Corp., Dell, Inc. and Intel Corp. (0.9%, 0.3%, and 0.3% of net assets, respectively). However, these companies underperformed those in the semiconductor capital equipment area, which benefited as investors turned to issues with higher return potential — and higher risk. Basic materials stocks generated mixed results for the fund. Chemical holdings underperformed but metals, including steel producers Nucor Corp. and United States Steel Corp. (each 0.5% of net assets), outperformed.

Potentially benefiting from a global commodities boom

We believe that the trend toward strong growth in emerging markets, which is helping to drive a worldwide commodities boom, has produced attractive opportunities, especially in the technology, energy and metals and mining sectors. We plan to continue to seek opportunities within these sectors with an emphasis on companies that have the potential to generate free cash flow, dividend growth and/or repurchase their own shares.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor’s opinion, undervalued. If the advisor’s assessment of a company’s prospects is wrong, the price of the company’s stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2005, and are subject to change.

Performance Information

Liberty Growth & Income Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	10-year
Class A (07/05/94)	6.38	2.38	9.71
Russell 1000 Value Index	7.05	5.28	10.94
S&P 500 Index	4.91	0.54	9.07

Inception date of share class is in parenthesis.

Net asset value per share ($ )	12/31/04	12/31/05
Class A	15.82	16.83

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 01/01/96 – 12/31/05

The graph compares the result of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes are due.

Total return performance includes changes in share price and reinvestment of all distributions. The fund’s primary benchmark was changed to the Russell 1000 Value Index. Previously, the fund’s returns were compared to the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Understanding Your Expenses

Liberty Growth & Income Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 -	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio
12/31/05	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	(%)
Class A	1,000.00	1,000.00	1,057.22	1,021.17	4.15	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and transfer agent not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Liberty Growth & Income Fund, Variable Series / December 31, 2005

	Shares	Value
COMMON STOCKS—99.5%
Consumer Discretionary—9.1%
Auto Components—0.8%
Johnson Controls, Inc.	22,500	$1,640,475
Hotels, Restaurants & Leisure—3.1%
Carnival Corp.	22,500	1,203,075
McDonald’s Corp.	78,121	2,634,240
Starwood Hotels & Resorts Worldwide, Inc.	44,300	2,828,998
		6,666,313
Media—1.3%
News Corp., Class A	114,000	1,772,700
Viacom, Inc., Class A	28,751	941,883
		2,714,583
Multiline Retail—2.5%
Federated Department Stores, Inc.	33,204	2,202,421
J.C. Penney Co., Inc.	55,913	3,108,763
		5,311,184
Specialty Retail—1.4%
Office Depot, Inc. (a)	39,300	1,234,020
Staples, Inc.	80,300	1,823,613
		3,057,633
Consumer Staples—6.2%
Beverages—2.0%
Diageo PLC, ADR	36,257	2,113,783
PepsiCo, Inc.	36,702	2,168,354
		4,282,137
Food Products—1.0%
Cadbury Schweppes PLC, ADR	56,500	2,163,385
Household Products—1.0%
Kimberly-Clark Corp.	35,658	2,127,000
Tobacco—2.2%
Altria Group, Inc.	62,916	4,701,084
Energy—13.2%
Energy Equipment & Services—2.6%
Halliburton Co.	33,224	2,058,559
Nabors Industries Ltd. (a)	8,100	613,575
National-Oilwell Varco, Inc. (a)	17,800	1,116,060
Schlumberger Ltd.	17,730	1,722,470
		5,510,664
Oil, Gas & Consumable Fuels—10.6%
Chevron Corp.	38,420	2,181,103
ConocoPhillips	33,986	1,977,306
EOG Resources, Inc.	15,000	1,100,550
Exxon Mobil Corp.	158,694	8,913,842
Marathon Oil Corp.	27,053	1,649,421
Murphy Oil Corp.	15,800	853,042
Occidental Petroleum Corp.	38,900	3,107,332
Williams Companies, Inc.	118,700	2,750,279
		22,532,875
Financials—35.4%
Capital Markets—7.3%
Bank of New York Co., Inc.	75,891	$2,417,129
Deutsche Bank AG	5,700	552,159
Franklin Resources, Inc.	14,630	1,375,366
Goldman Sachs Group, Inc.	16,651	2,126,499
Lehman Brothers Holdings, Inc.	10,100	1,294,517
Merrill Lynch & Co., Inc.	72,664	4,921,533
Morgan Stanley	28,450	1,614,253
Nuveen Investments, Class A	29,100	1,240,242
		15,541,698
Commercial Banks—11.5%
Marshall & Ilsley Corp.	54,581	2,349,166
Mitsubishi UFJ Financial Group, Inc., ADR	98,300	1,345,727
North Fork Bancorporation, Inc.	86,661	2,371,045
PNC Financial Services Group, Inc.	35,490	2,194,347
SunTrust Banks, Inc.	12,600	916,776
U.S. Bancorp	161,209	4,818,537
UnionBanCal Corp.	8,600	590,992
Wachovia Corp.	89,105	4,710,090
Wells Fargo & Co.	79,305	4,982,733
		24,279,413
Diversified Financial Services—4.3%
CIT Group, Inc.	26,500	1,372,170
Citigroup, Inc.	110,755	5,374,940
JPMorgan Chase & Co.	60,692	2,408,866
		9,155,976
Insurance—8.8%
ACE Ltd.	34,100	1,822,304
Allstate Corp.	41,317	2,234,010
Ambac Financial Group, Inc.	29,176	2,248,303
American International Group, Inc.	49,896	3,404,404
Genworth Financial, Inc., Class A	63,200	2,185,456
Hartford Financial Services Group, Inc.	27,665	2,376,147
St. Paul Travelers Companies, Inc.	47,000	2,099,490
UnumProvident Corp.	56,700	1,289,925
XL Capital Ltd., Class A	16,569	1,116,419
		18,776,458
Real Estate—2.4%
Archstone-Smith Trust, REIT	37,108	1,554,454
Host Marriott Corp., REIT	94,700	1,794,565
Kimco Realty Corp., REIT	21,000	673,680
ProLogis Trust, REIT	24,100	1,125,952
		5,148,651
Thrifts & Mortgage Finance—1.1%
Golden West Financial Corp.	36,000	2,376,000
Health Care—7.6%
Health Care Equipment & Supplies—0.9%
Baxter International, Inc.	52,200	1,965,330

See Accompanying Notes to Financial Statements.

	Shares	Value
Health Care Providers & Services—1.7%
Aetna, Inc.	15,788	$1,488,966
CIGNA Corp.	19,011	2,123,529
		3,612,495
Pharmaceuticals—5.0%
AstraZeneca PLC, ADR	48,400	2,352,240
GlaxoSmithKline PLC, ADR	24,323	1,227,825
Novartis AG, ADR	40,243	2,111,953
Pfizer, Inc.	116,805	2,723,892
Sanofi-Aventis	49,100	2,155,490
		10,571,400
Industrials—9.9%
Aerospace & Defense —4.3%
General Dynamics Corp.	18,722	2,135,244
Goodrich Corp.	52,900	2,174,190
Honeywell International, Inc.	44,000	1,639,000
United Technologies Corp.	57,080	3,191,343
		9,139,777
Building Products—0.8%
American Standard Companies, Inc.	41,300	1,649,935
Industrial Conglomerates—0.9%
General Electric Co.	54,888	1,923,825
Machinery—2.9%
Caterpillar, Inc.	44,800	2,588,096
Eaton Corp.	22,914	1,537,300
Ingersoll-Rand Co., Ltd., Class A	52,800	2,131,536
		6,256,932
Road & Rail—1.0%
Burlington Northern Santa Fe Corp.	28,300	2,004,206
Information Technology—4.3%
Communications Equipment—0.5%
Motorola, Inc.	50,500	1,140,795
Computers & Peripherals—2.4%
Dell, Inc. (a)	19,300	578,807
Hewlett-Packard Co.	86,400	2,473,632
International Business Machines Corp.	24,351	2,001,652
		5,054,091
Electronic Equipment & Instruments—0.5%
Agilent Technologies, Inc. (a)	31,000	1,031,990
Semiconductors & Semiconductor Equipment—0.9%
Intel Corp.	25,675	640,848
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	133,300	1,321,003
		1,961,851
Materials—4.2%
Chemicals—2.4%
Dow Chemical Co.	36,400	$1,595,048
E.I. du Pont de Nemours & Co.	29,900	1,270,750
PPG Industries, Inc.	13,597	787,266
Rohm and Haas Co.	29,700	1,438,074
		5,091,138
Containers & Packaging—0.5%
Crown Holdings, Inc. (a)	56,600	1,105,398
Metals & Mining—1.3%
Nucor Corp.	16,500	1,100,880
Rio Tinto PLC	2,900	530,091
United States Steel Corp.	22,700	1,091,189
		2,722,160
Telecommunication Services—3.2%
Diversified Telecommunication Services—3.2%
AT&T, Inc.	104,285	2,553,940
BellSouth Corp.	61,109	1,656,054
Verizon Communications, Inc.	87,845	2,645,891
		6,855,885
Utilities—6.4%
Electric Utilities—4.4%
Edison International	49,800	2,171,778
Entergy Corp.	35,819	2,458,974
Exelon Corp.	65,658	3,489,066
FPL Group, Inc.	30,600	1,271,736
		9,391,554
Independent Power Producers & Energy Traders—0.5%
Duke Energy Corp.	36,500	1,001,925
Multi-Utilities—1.5%
Dominion Resources, Inc.	13,301	1,026,837
PG&E Corp.	59,130	2,194,906
		3,221,743
Total Common Stocks (cost of $186,263,268)		211,687,959
CONVERTIBLE PREFERRED STOCK—0.5%
Financials—0.5%
Insurance—0.5%
XL Capital Ltd.	43,053	1,096,129
Total Convertible Preferred Stock (cost of $1,083,615)		1,096,129

See Accompanying Notes to Financial Statements.

	Par	Value
SHORT-TERM OBLIGATION—0.5%
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.380%, collateralized by a U.S. Treasury Note maturing 08/15/12, market value of $1,151,583 (repurchase proceeds $1,129,424)	$1,129,000	$1,129,000
Total Short-Term Obligation (cost of $1,129,000)		1,129,000
Total Investments—100.5% (cost of $188,475,883) (b)		213,913,088
Other Assets & Liabilities, Net—(0.5)%		(1,017,590)
Net Assets—100.0%		$212,895,498

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $188,613,527.

At December 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	35.9%
Energy	13.2
Industrials	9.9
Consumer Discretionary	9.1
Health Care	7.6
Utilities	6.4
Consumer Staples	6.2
Information Technology	4.3
Materials	4.2
Telecommunication Services	3.2
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(0.5)
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Statement of Assets & Liabilities

Liberty Growth & Income Fund, Variable Series / December 31, 2005

Assets:
Investments, at cost	$188,475,883
Investments, at value	$213,913,088
Cash	881
Receivable for:
Interest	212
Dividends	390,402
Expense reimbursement due from Investment Advisor/Distributor	27,326
Deferred Trustees’ compensation plan	24,724
Total Assets	214,356,633
Liabilities:
Payable for:
Investments purchased	639,364
Fund shares repurchased	586,223
Investment advisory fee	141,643
Transfer agent fee	32
Pricing and bookkeeping fees	7,989
Trustees’ fees	270
Audit fee	27,988
Custody fee	3,000
Distribution fee—Class B	9,335
Chief compliance officer expenses	1,957
Deferred Trustees’ fees	24,724
Other liabilities	18,610
Total Liabilities	1,461,135
Net Assets	$212,895,498
Composition of Net Assets:
Paid-in capital	$208,154,392
Undistributed net investment income	3,569,889
Accumulated net realized loss	(24,265,988)
Net unrealized appreciation on investments	25,437,205
Net Assets	$212,895,498
Class A:
Net assets	$170,488,974
Shares outstanding	10,128,960
Net asset value per share	$16.83
Class B:
Net assets	$42,406,524
Shares outstanding	2,527,942
Net asset value per share	$16.78

See Accompanying Notes to Financial Statements.

Statement of Operations

Liberty Growth & Income Fund, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Dividends	$5,568,367
Interest	39,954
Total Investment Income (net of foreign taxes withheld of $26,195)	5,608,321
Expenses:
Investment advisory fee	1,770,009
Distribution fee—Class B	110,353
Transfer agent fee	6,301
Pricing and bookkeeping fees	70,208
Trustees’ fees	13,196
Custody fee	23,600
Chief compliance officer expenses (See Note 4)	5,720
Non-recurring costs (See Note 7)	4,750
Other expenses	90,276
Total Expenses	2,094,413
Fees and expenses waived or reimbursed by Investment Advisor	(124,613)
Fees waived by Transfer Agent	(1,212)
Fees waived by Distributor—Class B	(8,828)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(4,750)
Custody earnings credit	(80)
Net Expenses	1,954,930
Net Investment Income	3,653,391
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	34,743,694
Net realized loss on disposal of investments purchased in error (See Note 6)	—
Net realized gain	34,743,694
Net change in unrealized appreciation (depreciation) on investments	(24,797,968)
Net Gain	9,945,726
Net Increase in Net Assets from Operations	$13,599,117

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Liberty Growth & Income Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$3,653,391	$4,158,446
Net realized gain on investments	34,743,694	15,629,602
Net change in unrealized appreciation (depreciation) on investments	(24,797,968)	12,488,990
Net Increase from Operations	13,599,117	32,277,038
Distributions Declared to Shareholders:
From net investment income:
Class A	—	(3,575,650)
Class B	—	(703,626)
Total Distributions Declared to Shareholders	—	(4,279,276)
Share Transactions:
Class A:
Subscriptions	2,331,172	4,999,188
Distributions reinvested	—	3,575,650
Redemptions	(49,578,160)	(41,791,870)
Net Decrease	(47,246,988)	(33,217,032)
Class B:
Subscriptions	1,486,254	2,762,038
Distributions reinvested	—	703,626
Redemptions	(8,034,138)	(6,672,090)
Net Decrease	(6,547,884)	(3,206,426)
Net Decrease from Share Transactions	(53,794,872)	(36,423,458)
Total Decrease in Net Assets	(40,195,755)	(8,425,696)
Net Assets:
Beginning of period	253,091,253	261,516,949
End of period	$212,895,498	$253,091,253
Undistributed (overdistributed) net investment income at end of period	$3,569,889	$(16,722)
Changes in Shares:
Class A:
Subscriptions	146,529	341,822
Issued for distributions reinvested	—	226,127
Redemptions	(3,082,737)	(2,834,667)
Net Decrease	(2,936,208)	(2,266,718)
Class B:
Subscriptions	93,144	189,109
Issued for distributions reinvested	—	44,566
Redemptions	(501,030)	(452,411)
Net Decrease	(407,886)	(218,736)

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Liberty Growth & Income Fund, Variable Series / December 31, 2005

Note 1. Organization

Liberty Growth & Income Fund, Variable Series (the “Fund”), a series of Liberty Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks long-term growth and income.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(66,780)	$66,780	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income	$—	$4,279,276
Long-term capital gains	—	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$3,593,389	$—	$25,299,561

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$29,041,557
Unrealized depreciation	(3,741,996)
Net unrealized appreciation	$25,299,561

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$1,866,627
2010	5,951,672
2011	16,310,045
$24,128,344

Of the capital loss carryforwards attributable to the Fund, $7,818,299 (estimated) ($1,866,627 expiring 12/31/09 and $5,951,672 (estimated) expiring 12/31/10) remain from the Fund’s merger with Liberty Value Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $34,713,021 were utilized during the year ended December 31, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.77%
$500 million to $1 billion	0.72%
$1 billion to $1.5 billion	0.67%
$1.5 billion to $3 billion	0.62%
$3 billion to $6 billion	0.60%
Over $6 billion	0.58%

For the year ended December 31, 2005, as a result of the settlement with the New York Attorney General discussed in Note 7, the Fund’s effective investment advisory fee rate was 0.76%. This rate included a retroactive reduction for the period November 1, 2004 through December 31, 2004.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any
12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.030% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,212 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Effective January 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund’s average daily net assets. Prior to January 1, 2005, Columbia voluntarily reimbursed certain fees of the Fund at the annual rate of 0.11% of the Fund’s average daily net assets. In addition, the Distributor has voluntarily agreed to waive Class B distribution fees at the annual rate of 0.02% of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,752 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $168,551,588 and $219,168,282, respectively.

Note 6. Other

During the year ended December 31, 2005, the Fund had a realized loss due to a trading error. This loss of $4,022 was reimbursed by Columbia.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into

Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $4,750 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

Financial Highlights

Liberty Growth & Income Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Period	$15.82		$14.15		$11.97		$15.55	$18.27
Income from Investment Operations:
Net investment income (a)	0.26		0.25		0.21		0.15	0.16
Net realized and unrealized gain (loss) on investments	0.75		1.70		2.16		(3.56)	(0.35)
Total from Investment Operations	1.01		1.95		2.37		(3.41)	(0.19)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.28)		(0.19)		(0.17)	(0.15)
From net realized gains	—		—		—		—	(2.34)
Return of capital	—		—		—		—	(0.04)
Total Distributions Declared to Shareholders	—		(0.28)		(0.19)		(0.17)	(2.53)
Net Asset Value, End of Period	$16.83		$15.82		$14.15		$11.97	$15.55
Total return (b)(c)	6.38	%(d)(e)	13.76	%(d)	19.79	%(d)	(21.95)%	(0.60)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (f)	0.80%		0.76%		0.80%		0.88%	0.96%
Net investment income (f)	1.62%		1.68%		1.66%		1.08%	0.92%
Waiver/reimbursement	0.05%		0.11%		0.09%		—	—
Portfolio turnover rate	73%		37%		73%		69%	53%
Net assets, end of period (000’s)	$170,489		$206,695		$216,923		$113,335	$180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(d) Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of Liberty Variable Investment Trust and
the Class A Shareholders of Liberty Growth & Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Growth & Income Fund, Variable Series (the “Fund”) (a series of Liberty Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Portfolio Manager’s Discussion

Liberty S&P 500 Index Fund, Variable Series / December 31, 2005

Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by closely approximating the performance of a benchmark index that measures the investment returns of stocks of large US companies.

Vikram J. Kuriyan has been the fund’s portfolio manager since August 2005. He has been affiliated with Columbia Management Advisors, LLC or its predecessors or affiliate organizations since 2000.

After a lackluster start, the US stock market picked up steam in the second half of the year and delivered a solid although modest return in 2005. Investors expressed concerns over rising energy prices, higher borrowing costs and the after effects of twin hurricanes, which devastated the Gulf Coast states late in the summer. However, the economy maintained its momentum, the job market remained resilient and corporate profits grew at an estimated pace of 13% in 2005. In the fourth quarter, these positive factors finally outweighed the negative and investors pushed stocks higher for the year. Fund performance was comparable to the index.

Mid-cap stocks outperformed both large- and small-cap stocks throughout the year. Value stocks led growth stocks in the first half, but growth stocks roared back in the second half.

Energy, financial and utilities stocks were top performers

Sector performance within the S&P 500 Index (the “S&P 500”)(1) ran the gamut from strongly positive to modestly negative, with energy and financial stocks taking top billing for the fund. Energy companies benefited from record high commodity prices. And although prices came down in the fourth quarter, the sector returned more than 29% for the year. Financial stocks attracted forward-looking investors who expect the sector to enjoy improved prospects when the Federal Reserve Board ends its cycle of short-term interest rate increases. Utilities offered attractive dividends and also benefited from a booming energy market.

Telecommunications and consumer discretionary sectors detracted from returns

While most sectors in the index managed to overcome first half of the year deficits to generate positive returns for the year, telecommunications and consumer discretionary stocks were the exception. Telecommunications companies faced intense competition. Those companies that came out ahead did not generate sufficient gains to offset losses sustained by companies that faltered. Consumer discretionary stocks, which include companies that make and sell goods that are considered optional purchases for consumers (as opposed to consumer “staples”, which are considered consumer necessities), lost ground as higher energy costs and economic worries had a negative impact on key segments within the sector, including big department stores, media companies and some specialty retailers. However, high-end retailers continued to thrive and helped offset some, but not all, of the sectors other losses.

How the fund is managed

Cost-effective trade execution is the hallmark of the fund’s management style. The fund is managed to include all the holdings in the S&P 500 in approximately the same weights. The fund is required to engage in a number of purchase and sale transactions, including, but not limited to, reinvestment of cash dividends, sale of securities to meet redemption demands or purchase of securities to invest new monies that come into the fund. Because the fund incurs associated trading costs required to maintain the appropriate weight of each security in the index and incurs administrative expenses, its return is typically lower than that of the index, which has no costs.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity funds are subject to stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2005, and are subject to change.

(1)  The Standard & Poor’s (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

It is not possible to invest directly in an index.

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	Life
Class A (05/30/00)	4.50	0.05	-0.92
S&P 500 Index(1)	4.91	0.54	-0.16

Inception date of share class is in parenthesis.

Net asset value per share ($ )	12/31/04	12/31/05
Class A	10.45	10.92

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 05/30/00 – 12/31/05

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor’s (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1)  Index performance for the life of the fund is from May 30, 2000.

Understanding Your Expenses

Liberty S&P 500 Index Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 –	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio
12/31/05	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	(%)
Class A	1,000.00	1,000.00	1,055.10	1,022.99	2.28	2.24	0.44

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and transfer agent not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

	Shares	Value
COMMON STOCKS—99.4%
Consumer Discretionary—10.7%
Auto Components—0.2%
Cooper Tire & Rubber Co.	300	$4,596
Dana Corp.	707	5,076
Goodyear Tire & Rubber Co. (a)	831	14,443
Johnson Controls, Inc.	882	64,307
		88,422
Automobiles—0.3%
Ford Motor Co.	8,600	66,392
General Motors Corp.	2,629	51,055
Harley-Davidson, Inc.	1,296	66,731
		184,178
Distributors—0.1%
Genuine Parts Co.	795	34,917
Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)	668	40,387
H&R Block, Inc.	1,514	37,169
		77,556
Hotels, Restaurants & Leisure—1.5%
Carnival Corp.	2,024	108,223
Darden Restaurants, Inc.	621	24,145
Harrah’s Entertainment, Inc.	869	61,951
Hilton Hotels Corp.	1,511	36,430
International Game Technology	1,547	47,617
Marriott International, Inc., Class A	776	51,969
McDonald’s Corp.	5,821	196,284
Starbucks Corp. (a)	3,576	107,316
Starwood Hotels & Resorts Worldwide, Inc.	1,031	65,840
Wendy’s International, Inc.	540	29,840
Yum! Brands, Inc.	1,313	61,553
		791,168
Household Durables—0.7%
Black & Decker Corp.	378	32,871
Centex Corp.	584	41,750
D.R. Horton, Inc.	1,250	44,663
Fortune Brands, Inc.	693	54,068
KB Home	380	27,611
Leggett & Platt, Inc.	866	19,883
Lennar Corp., Class A	650	39,663
Maytag Corp.	351	6,606
Newell Rubbermaid, Inc.	1,300	30,914
Pulte Homes, Inc.	980	38,573
Snap-On, Inc.	288	10,817
Stanley Works	331	15,901
Whirlpool Corp.	295	24,709
		388,029
Internet & Catalog Retail—0.6%
Amazon.com, Inc. (a)	1,400	66,010
eBay, Inc. (a)	5,280	228,360
		294,370
Leisure Equipment & Products—0.2%
Brunswick Corp.	441	17,931
Eastman Kodak Co.	1,307	30,584
Hasbro, Inc.	822	$16,588
Mattel, Inc.	1,875	29,662
		94,765
Media—3.3%
CCE Spinco, Inc. (a)	1	7
Clear Channel Communications, Inc.	2,516	79,128
Comcast Corp., Class A (a)	10,040	260,638
Dow Jones & Co., Inc.	297	10,540
EW Scripps Co.	400	19,208
Gannett Co., Inc.	1,115	67,535
Interpublic Group of Companies, Inc. (a)	1,972	19,030
Knight-Ridder, Inc.	312	19,750
McGraw-Hill Companies, Inc.	1,722	88,907
Meredith Corp.	207	10,834
New York Times Co., Class A	657	17,378
News Corp., Class A	11,250	174,937
Omnicom Group, Inc.	815	69,381
Time Warner, Inc.	21,588	376,495
Tribune Co.	1,201	36,342
Univision Communications, Inc., Class A (a)	1,045	30,713
Viacom, Inc., Class B	7,166	233,612
Walt Disney Co.	8,935	214,172
		1,728,607
Multiline Retail—1.1%
Big Lots, Inc. (a)	551	6,618
Dillard’s, Inc., Class A	272	6,751
Dollar General Corp.	1,464	27,918
Family Dollar Stores, Inc.	712	17,650
Federated Department Stores, Inc.	1,257	83,377
J.C. Penney Co., Inc.	1,076	59,826
Kohl’s Corp. (a)	1,597	77,614
Nordstrom, Inc.	990	37,026
Sears Holdings Corp. (a)	467	53,953
Target Corp.	4,085	224,552
		595,285
Specialty Retail—2.2%
Autonation, Inc. (a)	854	18,557
AutoZone, Inc. (a)	238	21,836
Bed Bath & Beyond, Inc. (a)	1,377	49,779
Best Buy Co., Inc.	1,891	82,221
Circuit City Stores, Inc.	722	16,310
Gap, Inc.	2,636	46,499
Home Depot, Inc.	9,819	397,473
Limited Brands, Inc.	1,629	36,408
Lowe’s Companies, Inc.	3,607	240,443
Office Depot, Inc. (a)	1,426	44,776
OfficeMax, Inc.	350	8,876
RadioShack Corp.	606	12,744
Sherwin-Williams Co.	518	23,528
Staples, Inc.	3,391	77,010
Tiffany & Co.	639	24,467
TJX Companies, Inc.	2,135	49,596
		1,150,523

See Accompanying Notes to Financial Statements.

	Shares	Value
Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (a)	1,750	$58,345
Jones Apparel Group, Inc.	531	16,312
Liz Claiborne, Inc.	506	18,125
NIKE, Inc., Class B	881	76,462
Reebok International Ltd.	235	13,684
V.F. Corp.	403	22,302
		205,230
Consumer Staples—9.5%
Beverages—2.1%
Anheuser-Busch Companies, Inc.	3,621	155,558
Brown-Forman Corp., Class B	362	25,094
Coca-Cola Co.	9,571	385,807
Coca-Cola Enterprises, Inc.	1,405	26,934
Constellation Brands, Inc., Class A (a)	900	23,607
Molson Coors Brewing Co., Class B	279	18,690
Pepsi Bottling Group, Inc.	632	18,081
PepsiCo, Inc.	7,683	453,912
		1,107,683
Food & Staples Retailing—2.4%
Albertson’s, Inc.	1,714	36,594
Costco Wholesale Corp.	2,172	107,449
CVS Corp.	3,790	100,132
Kroger Co. (a)	3,350	63,248
Safeway, Inc.	2,072	49,024
SUPERVALU, Inc.	629	20,430
Sysco Corp.	2,862	88,865
Wal-Mart Stores, Inc.	11,585	542,178
Walgreen Co.	4,711	208,509
Whole Foods Market, Inc.	650	50,303
		1,266,732
Food Products—1.0%
Archer-Daniels-Midland Co.	3,028	74,670
Campbell Soup Co.	841	25,037
ConAgra Foods, Inc.	2,406	48,794
General Mills, Inc.	1,641	80,934
H.J. Heinz Co.	1,564	52,738
Hershey Co.	842	46,521
Kellogg Co.	1,179	50,956
McCormick & Co., Inc.	613	18,954
Sara Lee Corp.	3,496	66,074
Tyson Foods, Inc., Class A	1,150	19,665
Wrigley (Wm.) Jr. Co.	834	55,453
		539,796
Household Products—2.3%
Clorox Co.	676	38,458
Colgate-Palmolive Co.	2,424	132,956
Kimberly-Clark Corp.	2,186	130,395
Procter & Gamble Co.	15,514	897,950
		1,199,759
Personal Products—0.2%
Alberto-Culver Co., Class B	328	15,006
Avon Products, Inc.	2,146	61,268
		76,274
Tobacco—1.5%
Altria Group, Inc.	9,657	$721,571
Reynolds American, Inc.	400	38,132
UST, Inc.	774	31,603
		791,306
Energy—9.3%
Energy Equipment & Services—1.7%
Baker Hughes, Inc.	1,562	94,938
BJ Services Co.	1,512	55,445
Halliburton Co.	2,386	147,837
Nabors Industries Ltd. (a)	734	55,600
National-Oilwell Varco, Inc. (a)	800	50,160
Noble Corp.	617	43,523
Rowan Companies, Inc.	490	17,464
Schlumberger Ltd.	2,746	266,774
Transocean, Inc. (a)	1,537	107,114
Weatherford International Ltd. (a)	1,600	57,920
		896,775
Oil, Gas & Consumable Fuels—7.6%
Amerada Hess Corp.	390	49,460
Anadarko Petroleum Corp.	1,105	104,699
Apache Corp.	1,544	105,795
Burlington Resources, Inc.	1,762	151,884
Chevron Corp.	10,417	591,373
ConocoPhillips	6,410	372,934
Devon Energy Corp.	2,036	127,331
El Paso Corp.	3,064	37,258
EOG Resources, Inc.	1,140	83,642
Exxon Mobil Corp.	28,855	1,620,785
Kerr-McGee Corp.	536	48,701
Kinder Morgan, Inc.	492	45,239
Marathon Oil Corp.	1,685	102,734
Murphy Oil Corp.	750	40,493
Occidental Petroleum Corp.	1,875	149,775
Sunoco, Inc.	628	49,223
Valero Energy Corp.	2,850	147,060
Williams Companies, Inc.	2,658	61,586
XTO Energy, Inc.	1,700	74,698
		3,964,670
Financials—21.1%
Capital Markets—3.2%
Ameriprise Financial, Inc.	1,136	46,576
Bank of New York Co., Inc.	3,557	113,291
Bear Stearns Companies, Inc.	537	62,040
Charles Schwab Corp.	4,766	69,917
E*Trade Financial Corp. (a)	1,900	39,634
Federated Investors, Inc., Class B	378	14,001
Franklin Resources, Inc.	683	64,209
Goldman Sachs Group, Inc.	2,102	268,446
Janus Capital Group, Inc.	1,008	18,779
Lehman Brothers Holdings, Inc.	1,241	159,059
Mellon Financial Corp.	1,936	66,308
Merrill Lynch & Co., Inc.	4,235	286,837

See Accompanying Notes to Financial Statements.

	Shares	Value
Morgan Stanley	4,978	$282,452
Northern Trust Corp.	872	45,187
State Street Corp.	1,516	84,047
T. Rowe Price Group, Inc.	581	41,849
		1,662,632
Commercial Banks—5.7%
AmSouth Bancorp	1,595	41,805
Bank of America Corp. (b)	18,622	859,405
BB&T Corp.	2,515	105,404
Comerica, Inc.	788	44,727
Compass Bancshares, Inc.	600	28,974
Fifth Third Bancorp	2,587	97,582
First Horizon National Corp.	567	21,795
Huntington Bancshares, Inc.	1,061	25,199
KeyCorp	1,890	62,238
M&T Bank Corp.	350	38,168
Marshall & Ilsley Corp.	980	42,179
National City Corp.	2,534	85,066
North Fork Bancorporation, Inc.	2,218	60,684
PNC Financial Services Group, Inc.	1,356	83,842
Regions Financial Corp.	2,127	72,658
SunTrust Banks, Inc.	1,692	123,110
Synovus Financial Corp.	1,466	39,597
U.S. Bancorp	8,422	251,734
Wachovia Corp.	7,197	380,433
Wells Fargo & Co.	7,751	486,995
Zions Bancorporation	490	37,024
		2,988,619
Consumer Finance—1.3%
American Express Co.	5,732	294,969
Capital One Financial Corp.	1,371	118,454
MBNA Corp.	5,807	157,660
SLM Corp.	1,917	105,608
		676,691
Diversified Financial Services—3.7%
CIT Group, Inc.	950	49,191
Citigroup, Inc.	23,416	1,136,379
JPMorgan Chase & Co.	16,205	643,176
Moody’s Corp.	1,162	71,370
Principal Financial Group, Inc.	1,298	61,564
		1,961,680
Insurance—4.9%
ACE Ltd.	1,483	79,252
AFLAC, Inc.	2,315	107,462
Allstate Corp.	3,008	162,643
Ambac Financial Group, Inc.	486	37,451
American International Group, Inc.	12,036	821,216
Aon Corp.	1,481	53,242
Chubb Corp.	916	89,447
Cincinnati Financial Corp.	796	35,565
Genworth Financial, Inc., Class A	1,750	60,515
Hartford Financial Services Group, Inc.	1,395	119,817
Jefferson-Pilot Corp.	645	36,720
Lincoln National Corp.	817	43,326
Loews Corp.	613	$58,143
Marsh & McLennan Companies, Inc.	2,533	80,448
MBIA, Inc.	646	38,863
MetLife, Inc.	3,490	171,010
Progressive Corp.	890	103,934
Prudential Financial, Inc.	2,344	171,557
SAFECO Corp.	555	31,357
St. Paul Travelers Companies, Inc.	3,189	142,453
Torchmark Corp.	487	27,077
UnumProvident Corp.	1,364	31,031
XL Capital Ltd., Class A	828	55,791
		2,558,320
Real Estate—0.7%
Apartment Investment & Management Co., Class A, REIT	450	17,042
Archstone-Smith Trust, REIT	1,000	41,890
Equity Office Properties Trust, REIT	1,862	56,474
Equity Residential Property Trust, REIT	1,331	52,069
Plum Creek Timber Co., Inc., REIT	831	29,958
ProLogis Trust, REIT	1,150	53,728
Public Storage, Inc., REIT	400	27,088
Simon Property Group, Inc., REIT	850	65,135
Vornado Realty Trust, REIT	550	45,908
		389,292
Thrifts & Mortgage Finance—1.6%
Countrywide Financial Corp.	2,784	95,185
Fannie Mae	4,462	217,790
Freddie Mac	3,186	208,205
Golden West Financial Corp.	1,186	78,276
MGIC Investment Corp.	413	27,184
Sovereign Bancorp, Inc.	1,650	35,673
Washington Mutual, Inc.	4,553	198,055
		860,368
Health Care—13.2%
Biotechnology—1.5%
Amgen, Inc. (a)	5,703	449,739
Applera Corp. - Applied
Biosystems Group	854	22,682
Biogen Idec, Inc. (a)	1,566	70,987
Chiron Corp. (a)	490	21,785
Genzyme Corp. (a)	1,192	84,370
Gilead Sciences, Inc. (a)	2,100	110,523
MedImmune, Inc. (a)	1,156	40,483
		800,569
Health Care Equipment & Supplies—2.1%
Bausch & Lomb, Inc.	229	15,549
Baxter International, Inc.	2,868	107,980
Becton, Dickinson & Co.	1,149	69,032
Biomet, Inc.	1,167	42,677
Boston Scientific Corp. (a)	2,754	67,445
C.R. Bard, Inc.	476	31,378
Fisher Scientific International, Inc. (a)	550	34,023
Guidant Corp.	1,526	98,809

See Accompanying Notes to Financial Statements.

	Shares	Value
Hospira, Inc. (a)	745	$31,871
Medtronic, Inc.	5,615	323,256
Millipore Corp. (a)	251	16,576
PerkinElmer, Inc.	587	13,830
St. Jude Medical, Inc. (a)	1,692	84,938
Stryker Corp.	1,330	59,092
Thermo Electron Corp. (a)	727	21,905
Waters Corp. (a)	489	18,484
Zimmer Holdings, Inc. (a)	1,169	78,837
		1,115,682
Health Care Providers & Services—3.2%
Aetna, Inc.	1,312	123,735
AmerisourceBergen Corp.	1,002	41,483
Cardinal Health, Inc.	1,985	136,469
Caremark Rx, Inc. (a)	2,093	108,396
CIGNA Corp.	565	63,110
Coventry Health Care, Inc. (a)	750	42,720
Express Scripts, Inc. (a)	650	54,470
HCA, Inc.	1,987	100,343
Health Management Associates, Inc., Class A	1,126	24,727
Humana, Inc. (a)	767	41,671
IMS Health, Inc.	1,067	26,590
Laboratory Corp. of America Holdings (a)	600	32,310
Manor Care, Inc.	358	14,238
McKesson Corp.	1,449	74,754
Medco Health Solutions, Inc. (a)	1,430	79,794
Patterson Companies, Inc. (a)	650	21,710
Quest Diagnostics, Inc.	792	40,772
Tenet Healthcare Corp. (a)	2,180	16,699
UnitedHealth Group, Inc.	6,328	393,222
WellPoint, Inc. (a)	3,062	244,317
		1,681,530
Pharmaceuticals—6.4%
Abbott Laboratories	7,201	283,935
Allergan, Inc.	602	64,992
Bristol-Myers Squibb Co.	9,070	208,429
Eli Lilly & Co.	5,286	299,135
Forest Laboratories, Inc. (a)	1,574	64,030
Johnson & Johnson	13,792	828,899
King Pharmaceuticals, Inc. (a)	1,127	19,069
Merck & Co., Inc.	10,128	322,172
Mylan Laboratories, Inc.	1,000	19,960
Pfizer, Inc.	34,163	796,681
Schering-Plough Corp.	6,857	142,968
Watson Pharmaceuticals, Inc. (a)	462	15,020
Wyeth	6,239	287,431
		3,352,721
Industrials—11.3%
Aerospace & Defense—2.2%
Boeing Co.	3,728	261,855
General Dynamics Corp.	945	107,777
Goodrich Corp.	585	24,044
Honeywell International, Inc.	3,914	$145,796
L-3 Communications Holdings, Inc.	550	40,892
Lockheed Martin Corp.	1,633	103,908
Northrop Grumman Corp.	1,630	97,979
Raytheon Co.	2,065	82,910
Rockwell Collins, Inc.	823	38,245
United Technologies Corp.	4,700	262,777
		1,166,183
Air Freight & Logistics—1.0%
FedEx Corp.	1,395	144,229
Ryder System, Inc.	314	12,880
United Parcel Service, Inc., Class B	5,093	382,739
		539,848
Airlines—0.1%
Southwest Airlines Co.	3,239	53,217
Building Products—0.2%
American Standard Companies, Inc.	870	34,757
Masco Corp.	1,960	59,172
		93,929
Commercial Services & Supplies—0.7%
Allied Waste Industries, Inc. (a)	1,020	8,915
Avery Dennison Corp.	531	29,348
Cendant Corp.	4,751	81,955
Cintas Corp.	632	26,026
Equifax, Inc.	596	22,660
Monster Worldwide, Inc. (a)	550	22,451
Pitney Bowes, Inc.	1,052	44,447
R.R. Donnelley & Sons Co.	1,031	35,270
Robert Half International, Inc.	800	30,312
Waste Management, Inc.	2,565	77,848
		379,232
Construction & Engineering—0.1%
Fluor Corp.	409	31,599
Electrical Equipment—0.4%
American Power Conversion Corp.	793	17,446
Cooper Industries Ltd., Class A	449	32,777
Emerson Electric Co.	1,923	143,648
Rockwell Automation, Inc.	809	47,861
		241,732
Industrial Conglomerates—4.4%
3M Co.	3,519	272,722
General Electric Co.	48,956	1,715,908
Textron, Inc.	611	47,035
Tyco International Ltd.	9,329	269,235
		2,304,900
Machinery—1.4%
Caterpillar, Inc.	3,134	181,051
Cummins, Inc.	230	20,638
Danaher Corp.	1,092	60,912
Deere & Co.	1,097	74,717
Dover Corp.	940	38,060
Eaton Corp.	666	44,682
Illinois Tool Works, Inc.	933	82,094
Ingersoll-Rand Co., Ltd., Class A	1,556	62,816

See Accompanying Notes to Financial Statements.

	Shares	Value
ITT Industries, Inc.	431	$44,315
Navistar International Corp. (a)	271	7,756
Paccar, Inc.	769	53,238
Pall Corp.	600	16,116
Parker Hannifin Corp.	556	36,674
		723,069
Road & Rail—0.7%
Burlington Northern Santa Fe Corp.	1,732	122,660
CSX Corp.	1,013	51,430
Norfolk Southern Corp.	1,862	83,474
Union Pacific Corp.	1,239	99,752
		357,316
Trading Companies & Distributors—0.1%
W.W. Grainger, Inc.	375	26,662
Information Technology—15.0%
Communications Equipment—2.7%
ADC Telecommunications, Inc. (a)	537	11,997
Andrew Corp. (a)	737	7,908
Avaya, Inc. (a)	1,948	20,785
CIENA Corp. (a)	2,669	7,927
Cisco Systems, Inc. (a)	28,485	487,663
Comverse Technology, Inc. (a)	921	24,489
Corning, Inc. (a)	7,059	138,780
JDS Uniphase Corp. (a)	7,643	18,038
Lucent Technologies, Inc. (a)	20,598	54,791
Motorola, Inc.	11,558	261,095
QUALCOMM, Inc.	7,633	328,830
Scientific-Atlanta, Inc.	705	30,364
Tellabs, Inc. (a)	2,091	22,792
		1,415,459
Computers & Peripherals—3.7%
Apple Computer, Inc. (a)	3,922	281,953
Dell, Inc. (a)	10,904	327,011
EMC Corp. (a)	11,056	150,583
Gateway, Inc. (a)	1,245	3,125
Hewlett-Packard Co.	13,259	379,605
International Business Machines Corp.	7,310	600,882
Lexmark International, Inc., Class A (a)	545	24,432
NCR Corp. (a)	860	29,188
Network Appliance, Inc. (a)	1,734	46,818
QLogic Corp. (a)	355	11,541
Sun Microsystems, Inc. (a)	15,825	66,307
		1,921,445
Electronic Equipment & Instruments—0.3%
Agilent Technologies, Inc. (a)	1,923	64,017
Jabil Circuit, Inc. (a)	815	30,228
Molex, Inc.	665	17,257
Sanmina-SCI Corp. (a)	2,453	10,450
Solectron Corp. (a)	4,236	15,504
Symbol Technologies, Inc.	1,141	14,627
Tektronix, Inc.	387	10,917
		163,000
Internet Software & Services—0.5%
Yahoo!, Inc. (a)	5,838	$228,733
IT Services—1.0%
Affiliated Computer Services, Inc., Class A (a)	600	35,508
Automatic Data Processing, Inc.	2,650	121,609
Computer Sciences Corp. (a)	841	42,588
Convergys Corp. (a)	630	9,986
Electronic Data Systems Corp.	2,441	58,682
First Data Corp.	3,529	151,782
Fiserv, Inc. (a)	864	37,385
Paychex, Inc.	1,559	59,429
Sabre Holdings Corp., Class A	608	14,659
Unisys Corp. (a)	1,587	9,252
		540,880
Office Electronics—0.1%
Xerox Corp. (a)	4,459	65,324
Semiconductors & Semiconductor Equipment—3.2%
Advanced Micro Devices, Inc. (a)	1,887	57,742
Altera Corp. (a)	1,667	30,889
Analog Devices, Inc.	1,708	61,266
Applied Materials, Inc.	7,540	135,268
Applied Micro Circuits Corp. (a)	1,404	3,608
Broadcom Corp., Class A (a)	1,341	63,228
Freescale Semiconductor, Inc., Class B (a)	1,881	47,345
Intel Corp.	27,959	697,857
KLA-Tencor Corp.	913	45,038
Linear Technology Corp.	1,423	51,328
LSI Logic Corp. (a)	1,791	14,328
Maxim Integrated Products, Inc.	1,537	55,701
Micron Technology, Inc. (a)	2,865	38,133
National Semiconductor Corp.	1,590	41,308
Novellus Systems, Inc. (a)	642	15,485
NVIDIA Corp. (a)	780	28,517
PMC-Sierra, Inc. (a)	848	6,538
Teradyne, Inc. (a)	926	13,492
Texas Instruments, Inc.	7,513	240,942
Xilinx, Inc.	1,626	40,991
		1,689,004
Software—3.5%
Adobe Systems, Inc.	2,780	102,749
Autodesk, Inc.	1,050	45,098
BMC Software, Inc. (a)	1,012	20,736
Citrix Systems, Inc. (a)	793	22,823
Computer Associates International, Inc.	2,148	60,552
Compuware Corp. (a)	1,786	16,020
Electronic Arts, Inc. (a)	1,378	72,083
Intuit, Inc. (a)	813	43,333
Mercury Interactive Corp. (a)	407	11,311
Microsoft Corp.	42,395	1,108,629
Novell, Inc. (a)	1,786	15,770
Oracle Corp. (a)	17,442	212,967
Parametric Technology Corp. (a)	1,241	7,570

See Accompanying Notes to Financial Statements.

	Shares	Value
Siebel Systems, Inc.	2,448	$25,900
Symantec Corp. (a)	5,023	87,902
		1,853,443
Materials—3.0%
Chemicals—1.5%
Air Products & Chemicals, Inc.	1,042	61,676
Ashland, Inc.	326	18,875
Dow Chemical Co.	4,460	195,437
E.I. du Pont de Nemours & Co.	4,274	181,645
Eastman Chemical Co.	367	18,934
Ecolab, Inc.	870	31,555
Engelhard Corp.	534	16,100
Hercules, Inc. (a)	533	6,023
International Flavors & Fragrances, Inc.	366	12,261
Monsanto Co.	1,255	97,300
PPG Industries, Inc.	771	44,641
Praxair, Inc.	1,490	78,911
Rohm and Haas Co.	681	32,974
Sigma-Aldrich Corp.	301	19,050
		815,382
Construction Materials—0.1%
Vulcan Materials Co.	472	31,978
Containers & Packaging—0.2%
Ball Corp.	480	19,066
Bemis Co., Inc.	496	13,823
Pactiv Corp. (a)	672	14,784
Sealed Air Corp. (a)	390	21,906
Temple-Inland, Inc.	526	23,591
		93,170
Metals & Mining—0.8%
Alcoa, Inc.	4,032	119,226
Allegheny Technologies, Inc.	382	13,782
Freeport-McMoRan Copper & Gold, Inc., Class B	830	44,654
Newmont Mining Corp.	2,089	111,553
Nucor Corp.	738	49,239
Phelps Dodge Corp.	464	66,756
United States Steel Corp.	509	24,468
		429,678
Paper & Forest Products—0.4%
International Paper Co.	2,270	76,295
Louisiana-Pacific Corp.	470	12,911
MeadWestvaco Corp.	861	24,134
Weyerhaeuser Co.	1,107	73,438
		186,778
Telecommunication Services—3.0%
Diversified Telecommunication Services—2.2%
AT&T, Inc.	18,089	443,010
BellSouth Corp.	8,482	229,862
CenturyTel, Inc.	589	19,531
Citizens Communications Co.	1,529	18,700
Qwest Communications International, Inc. (a)	7,156	$40,431
Verizon Communications, Inc.	12,805	385,687
		1,137,221
Wireless Telecommunication Services—0.8%
ALLTEL Corp.	1,793	113,138
Sprint Nextel Corp.	13,678	319,518
		432,656
Utilities—3.3%
Electric Utilities—1.6%
Allegheny Energy, Inc. (a)	767	24,275
American Electric Power Co., Inc.	1,832	67,949
Cinergy Corp.	928	39,403
Edison International	1,506	65,677
Entergy Corp.	978	67,140
Exelon Corp.	3,098	164,628
FirstEnergy Corp.	1,532	75,053
FPL Group, Inc.	1,850	76,886
Pinnacle West Capital Corp.	462	19,104
PPL Corp.	1,764	51,861
Progress Energy, Inc.	1,179	51,782
Southern Co.	3,431	118,472
		822,230
Gas Utilities—0.0%
Nicor, Inc.	195	7,665
Peoples Energy Corp.	152	5,331
		12,996
Independent Power Producers & Energy Traders—0.6%
AES Corp. (a)	3,026	47,901
Constellation Energy Group, Inc.	837	48,211
Duke Energy Corp.	4,286	117,651
Dynegy, Inc., Class A (a)	1,400	6,776
TXU Corp.	2,256	113,229
		333,768
Multi-Utilities—1.1%
Ameren Corp.	964	49,395
CenterPoint Energy, Inc.	1,443	18,542
CMS Energy Corp. (a)	1,000	14,510
Consolidated Edison, Inc.	1,160	53,743
Dominion Resources, Inc.	1,595	123,134
DTE Energy Co.	804	34,725
KeySpan Corp.	819	29,230
NiSource, Inc.	1,259	26,263
PG&E Corp.	1,572	58,353
Public Service Enterprise Group, Inc.	1,150	74,715
Sempra Energy	1,184	53,091
TECO Energy, Inc.	950	16,321
Xcel Energy, Inc.	1,857	34,280
		586,302
Total Common Stocks (cost of $43,298,007)		52,201,283

See Accompanying Notes to Financial Statements.

	Par	Value
SHORT-TERM OBLIGATIONS—0.7%
Repurchase Agreement—0.6%
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.380%, collateralized by a U.S. Treasury Bond maturing 11/15/15, market value of $347,121 (repurchase proceeds $338,127)	$338,000	$338,000
U.S. Government Obligations—0.1%
U.S. Treasury Bill 3.750% 03/16/06 (c)	50,000	49,526
Total Short-Term Obligations (cost of $387,526)		387,526
Total Investments—100.1% (cost of $43,685,533) (d)		52,588,809
Other Assets & Liabilities, Net—(0.1)%		(62,991)
Net Assets—100.0%		$52,525,818

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Investments in affiliates during the year ended December 31, 2005:

Security name:	Bank of America Corp.
Shares as of 12/31/04:	19,372
Shares purchased:	1,100
Shares sold:	(1,850)
Shares as of 12/31/05:	18,622
Net realized loss:	$(418)
Dividend income earned:	$36,047
Value at end of period:	$859,405

(c)  Security pledged as collateral for open futures contracts.

(d)  Cost for federal income tax purposes is $45,841,957.

At December 31, 2005, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index	1	$313,700	$317,029	Mar-06	$(3,329)

At December 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	21.1%
Information Technology	15.0
Health Care	13.2
Industrials	11.3
Consumer Discretionary	10.7
Consumer Staples	9.5
Energy	9.3
Utilities	3.3
Telecommunication Services	3.0
Materials	3.0
Short-Term Obligations	0.7
Other Assets & Liabilities, Net	(0.1)
100.0%

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Liberty S&P 500 Index Fund, Variable Series / December 31, 2005

Assets:
Unaffiliated investments, at cost	$43,120,179
Affiliated investments, at cost	565,354
Unaffiliated investments, at value	$51,729,404
Affiliated investments, at value	859,405
Cash	1,142
Receivable for:
Investments sold	3,730
Fund shares sold	4,963
Interest	152
Dividends	69,283
Deferred Trustees’ compensation plan	5,382
Total Assets	52,673,461
Liabilities:
Payable for:
Investments purchased	66,307
Fund shares repurchased	9,638
Futures variation margin	1,325
Investment advisory fee	11,250
Transfer agent fee	6
Pricing and bookkeeping fees	6,633
Trustees’ fees	437
Audit fee	21,508
Custody fee	4,384
Distribution fee—Class B	12,162
Chief compliance officer expenses	1,379
Deferred Trustees’ fees	5,382
Other liabilities	7,232
Total Liabilities	147,643
Net Assets	$52,525,818
Composition of Net Assets:
Paid-in capital	$47,691,298
Undistributed net investment income	625,632
Accumulated net realized loss	(4,691,059)
Net unrealized appreciation (depreciation) on:
Investments	8,903,276
Futures contracts	(3,329)
Net Assets	$52,525,818
Class A:
Net assets	$94,967
Shares outstanding	8,695
Net asset value per share	$10.92
Class B:
Net assets	$52,430,851
Shares outstanding	4,824,671
Net asset value per share	$10.87

See Accompanying Notes to Financial Statements.

Statement of Operations

Liberty S&P 500 Index Fund, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Dividends	$937,564
Dividends from affiliates	36,047
Interest	25,080
Total Investment Income	998,691
Expenses:
Investment advisory fee	105,518
Distribution fee—Class B	132,979
Transfer agent fee	6,262
Pricing and bookkeeping fees	50,910
Trustees’ fees	8,503
Custody fee	26,234
Audit fee	23,746
Chief compliance officer expenses (See Note 4)	4,131
Non-recurring costs (See Note 7)	1,076
Other expenses	13,663
Total Expenses	373,022
Fees and expenses waived or reimbursed by Investment Advisor	(5,648)
Fees waived by Transfer Agent	(1,237)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(1,076)
Custody earnings credit	(91)
Net Expenses	364,970
Net Investment Income	633,721
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Unaffiliated investments	(1,071,706)
Affiliated investments	(418)
Futures contracts	37,504
Net realized loss on disposal of investments purchased in error (See Note 6)	—
Net realized loss	(1,034,620)
Net change in unrealized appreciation (depreciation) on:
Investments	2,608,423
Futures contracts	(12,309)
Net change in unrealized appreciation (depreciation)	2,596,114
Net Gain	1,561,494
Net Increase in Net Assets from Operations	$2,195,215

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Liberty S&P 500 Index Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$633,721	$659,754
Net realized loss on investments and future contracts	(1,034,620)	(297,579)
Net change in unrealized appreciation (depreciation) on investments and future contracts	2,596,114	4,701,061
Net Increase from Operations	2,195,215	5,063,236
Distributions Declared to Shareholders:
From net investment income:
Class A	—	(1,243)
Class B	—	(677,613)
Total Distributions Declared to Shareholders	—	(678,856)
Share Transactions:
Class A:
Distributions reinvested	—	1,243
Class B:
Subscriptions	2,439,004	6,819,068
Distributions reinvested	—	677,613
Redemptions	(6,845,177)	(5,669,755)
Net Increase (Decrease)	(4,406,173)	1,826,926
Net Increase (Decrease) from Share Transactions	(4,406,173)	1,828,169
Total Increase (Decrease) in Net Assets	(2,210,958)	6,212,549
Net Assets:
Beginning of period	54,736,776	48,524,227
End of period	$52,525,818	$54,736,776
Undistributed (overdistributed) net investment income at end of period	$625,632	$(1,760)
Changes in Shares:
Class A:
Issued for distributions reinvested	—	119
Class B:
Subscriptions	235,385	700,537
Issued for distributions reinvested	—	64,905
Redemptions	(652,279)	(573,226)
Net Increase (Decrease)	(416,894)	192,216

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Liberty S&P 500 Index Fund, Variable Series / December 31, 2005

Note 1. Organization

Liberty S&P 500 Index Fund, Variable Series (the “Fund”), a series of Liberty Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(6,329)	$6,690	$(361)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income	$—	$678,856
Long-term capital gains	—	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$629,710	$—	$6,746,852

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$10,832,855
Unrealized depreciation	(4,086,003)
Net unrealized appreciation	$6,746,852

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$19,479
2009	243,840
2010	1,209,651
2011	9,406
2012	61,449
2013	717,217
$2,261,042

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2005, post-October capital losses of $275,746 attributed to security transactions were deferred to January 1, 2006.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund’s average daily net assets. Effective November 1, 2005, Columbia has voluntarily agreed to reduce the investment advisory fee by the annual rate of 0.064% of the Fund’s average daily net assets. This fee waiver can be removed at any time. For the year ended December 31, 2005, the Fund’s effective investment advisory fee rate was 0.19%.

Sub-Advisory Fee—Prior to August 22, 2005, State Street Global Advisors (“SSgA”) was retained by Columbia as sub-advisor to the Fund. As the sub-advisor, SSgA was responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the Fund. Columbia, from the investment advisory fee it received, paid SSgA a monthly sub-advisory fee at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $50 million	$25,000
Over $50 million	0.05%

Effective August 22, 2005, SSgA is no longer the sub-advisor to the Fund. Columbia currently runs the Fund’s day-to-day business, including placing all orders for the purchase and sale of the Fund’s portfolio securities.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.096% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,237 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% annually of the Fund’s average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2005, the Fund paid $1,555 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $3,785,512 and $7,039,596, respectively.

Note 6. Other

During the year ended December 31, 2005, the Fund was reimbursed $211 by the sub-advisor for trading costs and a loss on a security sale due to a trading error.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $1,076 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

Financial Highlights

Liberty S&P 500 Index Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005		2004	2003		2002	2001
Net Asset Value, Beginning of Period	$10.45		$9.62	$7.59		$9.90	$11.31
Income from Investment Operations:
Net investment income (a)	0.15		0.14 (b)	0.09		0.09	0.07
Net realized and unrealized gain (loss) on investments and futures contracts	0.32		0.83	2.02		(2.32)	(1.42)
Total from Investment Operations	0.47		0.97	2.11		(2.23)	(1.35)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.14)	(0.08)		(0.07)	(0.06)
Return of capital	—		—	—		(0.01)	—
Total Distributions Declared to Shareholders	—		(0.14)	(0.08)		(0.08)	(0.06)
Net Asset Value, End of Period	$10.92		$10.45	$9.62		$7.59	$9.90
Total return (c)(d)	4.50	%(e)(f)	10.13%	27.80	%(e)	(22.55)%	(11.98	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	0.44%		0.64%	0.69%		0.64%	0.75%
Net investment income (g)	1.44%		1.42%	1.11%		0.99%	0.72%
Waiver/reimbursement	0.01%		—	0.03%		—	0.28%
Portfolio turnover rate	7%		6%	3%		17%	7%
Net assets, end of period (000’s)	$95		$91	$82		$65	$83

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(e)  Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund’s total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of Liberty Variable Investment Trust and
the Class A Shareholders of Liberty S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty S&P 500 Index Fund, Variable Series (the “Fund”) (a series of Liberty Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Portfolio Managers’ Discussion

Liberty Select Value Fund, Variable Series / December 31, 2005

Liberty Select Value Fund, Variable Series seeks long-term growth.

Diane L. Sobin, the lead manager, along with David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci co-manage the fund. Ms. Sobin, Mr. Hoffman and Ms. Ensinger have been with Columbia Management Advisors, Inc. or its predecessors or affiliate organizations since 2001. Mr. Petrucci has been affiliated with the advisor or its predecessors or affiliates since 2002.

During the 12-month period that ended December 31, 2005, mid-cap value stocks outperformed the broader stock market by a wide margin and the fund, with its overall focus on mid-cap stocks, reflected this strength. Energy, industrials and materials stocks were among the fund’s top contributors. The fund also benefited from its minimal exposure to consumer discretionary stocks. A poor showing from consumer staples holdings and weakness in the telecommunications sector detracted from performance.

Energy, basic materials and industrial stocks were top contributors for fund

The global economy grew at a healthy pace in 2005. As a result, spending on building and infrastructure benefited basic materials stocks, such as Martin Marietta Materials, Inc. (0.6% of net assets). Strong copper pricing, due to rising demand from China, boosted Freeport-McMoRan Copper & Gold, Inc. (0.5% of net assets). Bottle and can manufacturer, Crown Holdings, Inc. (1.1% of net assets) also contributed to the fund’s performance as the company reduced costs and debt. On the technology side, companies benefiting from industrial trends also saw gains, including precision scale manufacturer Mettler-Toledo International, Inc. (0.9% of net assets).

Increased corporate spending helped many of the fund’s industrial holdings. Goodrich Corp. (1.1% of net assets), which manufactures landing gear for large airplanes, advanced on increased air traffic and rising demand for larger aircraft. Rail service improvements and increased use of trains to import and ship goods helped Burlington Northern Santa Fe Corp. and Norfolk Southern Corp. (0.6% and 0.8% of net assets, respectively). High demand for coal, which is shipped via rail, also aided these stocks. In the energy sector, coal producers, including Peabody Energy Corp. (0.5% of net assets), enjoyed gains as energy commodity prices rose. The rising price of oil and natural gas contributed to standout performance from XTO Energy, Inc., the US-based natural gas company, and Amerada Hess Corp., an integrated oil company (0.8% and 0.5% of net assets, respectively).

The fund’s performance was aided by three additional factors: it had less exposure to the weak-performing consumer discretionary area than the index. And some of the consumer stocks that the fund owned were solid performers, including retailers J.C. Penney Co., Inc. and Federated Department Stores, Inc. (each 1.1% of net assets). In the financial sector, the fund’s emphasis on companies with a business-focused customer base also boosted performance.

Consumer staples, telecommunications services stocks disappointed

Despite rising short-term interest rates, soaring energy prices and the uncertain aftereffects of a devastating hurricane season, US consumers remained fairly resilient. Yet there were signs of increased caution in spending patterns and several of the fund’s holdings in the consumer staples sector were disappointing. UST, Inc. (0.5% of net assets) was hurt as consumers substituted lower cost products for the company’s high-end chewing tobacco. Del Monte Foods, which was one of the fund’s long-term holdings, failed to meet our expectations for efficiencies that would lead to expanded operating margins. We sold the stock. The telecommunications services sector also underperformed as firms faced greater competition all around.

Looking ahead

Because we believe that economic growth could slow in the US and other developed markets, we have positioned the fund to take advantage of the strong economic growth trend that continues among large emerging markets, such as China, India, and Brazil. In that regard, we have invested in companies that could benefit from increased spending in the areas of engineering and new product design. We plan to continue to seek out opportunities among mid-cap companies with experienced management teams. We believe that mid-caps are generally both nimble and efficient; and, in a growing economy, they are also attractive acquisition candidates for larger companies.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor’s opinion, undervalued. If the advisor’s assessment of a company’s prospects is wrong, the price of the company’s stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2005, and are subject to change.

Performance Information

Liberty Select Value Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	Life
Class A (05/30/00)	12.34	8.82	9.95
Russell Midcap Value Index(1)	12.65	12.21	14.12

Inception date of share class is in parenthesis.

Net asset value per share ($)	12/31/04	12/31/05
Class A	17.66	19.84

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 05/30/00 – 12/31/05

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1)  Index performance for the life of the fund is from May 30, 2000.

Understanding Your Expenses

Liberty Select Value Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00 which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 –	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio
12/31/05	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	(%)
Class A	1,000.00	1,000.00	1,084.19	1,020.16	5.25	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the transfer agent not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Liberty Select Value Fund, Variable Series / December 31, 2005

	Shares	Value
COMMON STOCKS—98.3%
Consumer Discretionary—11.5%
Auto Components—1.6%
BorgWarner, Inc.	4,200	$254,646
Johnson Controls, Inc.	6,200	452,042
		706,688
Hotels, Restaurants & Leisure—2.8%
Brinker International, Inc.	5,500	212,630
Harrah’s Entertainment, Inc.	4,000	285,160
Outback Steakhouse, Inc.	6,600	274,626
Starwood Hotels & Resorts Worldwide, Inc.	7,100	453,406
		1,225,822
Media—0.8%
Dow Jones & Co., Inc.	9,100	322,959
Multiline Retail—3.0%
Dollar General Corp.	18,500	352,795
Federated Department Stores, Inc.	7,054	467,892
J.C. Penney Co., Inc.	8,900	494,840
		1,315,527
Specialty Retail—3.3%
Office Depot, Inc. (a)	14,000	439,600
Pacific Sunwear of California, Inc. (a)	6,800	169,456
Sherwin-Williams Co.	7,900	358,818
TJX Companies, Inc.	19,100	443,693
		1,411,567
Consumer Staples—5.5%
Beverages—1.0%
Fomento Economico Mexicano SA de CV, ADR	1,900	137,769
Pepsi Bottling Group, Inc.	10,900	311,849
		449,618
Food & Staples Retailing—1.7%
Kroger Co. (a)	17,300	326,624
SUPERVALU, Inc.	12,600	409,248
		735,872
Food Products—2.3%
Corn Products International, Inc.	13,400	320,126
Dean Foods Co. (a)	11,200	421,792
Tyson Foods, Inc., Class A	14,900	254,790
		996,708
Tobacco—0.5%
UST, Inc.	4,900	200,067
Energy—6.6%
Energy Equipment & Services—2.8%
Dresser-Rand Group, Inc. (a)	4,700	113,646
National-Oilwell Varco, Inc. (a)	5,400	338,580
Noble Corp.	2,750	193,985
Technip SA, ADR	3,700	224,886
Weatherford International Ltd. (a)	9,000	325,800
		1,196,897
Oil, Gas & Consumable Fuels—3.8%
Amerada Hess Corp.	1,700	$215,594
EOG Resources, Inc.	2,300	168,751
Marathon Oil Corp.	1,182	72,066
Murphy Oil Corp.	2,400	129,576
Peabody Energy Corp.	2,700	222,534
Williams Companies, Inc.	21,400	495,838
XTO Energy, Inc.	7,688	337,811
		1,642,170
Financials—26.2%
Capital Markets—1.1%
Bear Stearns Companies, Inc.	4,200	485,226
Commercial Banks—8.8%
Bank of Hawaii Corp.	7,700	396,858
City National Corp.	6,100	441,884
Cullen/Frost Bankers, Inc.	8,900	477,752
Marshall & Ilsley Corp.	12,900	555,216
Mercantile Bankshares Corp.	6,200	349,928
North Fork Bancorporation, Inc.	16,839	460,715
UnionBanCal Corp.	5,300	364,216
Whitney Holding Corp.	7,900	217,724
Zions Bancorporation	7,200	544,032
		3,808,325
Diversified Financial Services—1.0%
CIT Group, Inc.	8,200	424,596
Insurance—7.5%
ACE Ltd.	6,900	368,736
Ambac Financial Group, Inc.	5,550	427,683
Endurance Specialty Holdings Ltd.	9,400	336,990
Genworth Financial, Inc., Class A	9,400	325,052
Hartford Financial Services Group, Inc.	2,800	240,492
Lincoln National Corp.	6,800	360,604
Loews Corp.	4,600	436,310
Old Republic International Corp.	12,800	336,128
Willis Group Holdings Ltd.	5,700	210,558
XL Capital Ltd., Class A	3,200	215,616
		3,258,169
Real Estate—4.5%
Archstone-Smith Trust, REIT	6,100	255,529
Boston Properties, Inc., REIT	4,600	340,998
Equity Office Properties Trust, REIT	10,600	321,498
Host Marriott Corp., REIT	27,200	515,440
ProLogis Trust, REIT	10,900	509,248
		1,942,713
Thrifts & Mortgage Finance—3.3%
Golden West Financial Corp.	10,000	660,000
PMI Group, Inc.	11,400	468,198
Sovereign Bancorp, Inc.	14,600	315,652
		1,443,850

See Accompanying Notes to Financial Statements.

	Shares	Value
Health Care—5.2%
Biotechnology—0.2%
Charles River Laboratories International, Inc. (a)	2,400	$101,688
Health Care Equipment & Supplies—1.7%
Hospira, Inc. (a)	6,800	290,904
Millipore Corp. (a)	6,900	455,676
		746,580
Health Care Providers & Services—1.6%
CIGNA Corp.	3,700	413,290
Community Health Systems, Inc. (a)	7,100	272,214
		685,504
Pharmaceuticals—1.7%
IVAX Corp. (a)	11,000	344,630
Shire Pharmaceuticals Group PLC, ADR	10,100	391,779
		736,409
Industrials—14.4%
Aerospace & Defense—1.9%
Goodrich Corp.	11,400	468,540
Northrop Grumman Corp.	6,000	360,660
		829,200
Building Products—0.8%
American Standard Companies, Inc.	9,200	367,540
Commercial Services & Supplies—2.1%
ARAMARK Corp., Class B	8,400	233,352
Avery Dennison Corp.	4,300	237,661
Manpower, Inc.	5,000	232,500
Pitney Bowes, Inc.	5,200	219,700
		923,213
Construction & Engineering—1.2%
Fluor Corp.	3,100	239,506
Jacobs Engineering Group, Inc. (a)	3,975	269,783
		509,289
Electrical Equipment—0.8%
Cooper Industries Ltd., Class A	4,700	343,100
Industrial Conglomerates—1.0%
Textron, Inc.	5,700	438,786
Machinery—4.7%
Dover Corp.	9,100	368,459
Eaton Corp.	5,000	335,450
Harsco Corp.	3,400	229,534
Ingersoll-Rand Co., Ltd., Class A	10,400	419,848
Kennametal, Inc.	6,500	331,760
Parker Hannifin Corp.	5,200	342,992
		2,028,043
Road & Rail—1.3%
Burlington Northern Santa Fe Corp.	3,400	240,788
Norfolk Southern Corp.	7,500	336,225
		577,013
Trading Companies & Distributors—0.6%
United Rentals, Inc. (a)	10,300	240,917

Information Technology—6.9%
Electronic Equipment & Instruments—3.9%
Agilent Technologies, Inc. (a)	9,100	$302,939
Arrow Electronics, Inc. (a)	13,200	422,796
Ingram Micro, Inc., Class A (a)	14,500	288,985
Mettler-Toledo International, Inc. (a)	7,000	386,400
Tektronix, Inc.	9,500	267,995
		1,669,115
Semiconductors & Semiconductor Equipment—2.0%
ATI Technologies, Inc. (a)	10,800	183,492
Cypress Semiconductor Corp. (a)	6,300	89,775
Fairchild Semiconductor International, Inc. (a)	6,300	106,533
KLA-Tencor Corp.	4,400	217,052
Lam Research Corp. (a)	2,800	99,904
MEMC Electronic Materials, Inc. (a)	8,300	184,011
		880,767
Software—1.0%
Activision, Inc. (a)	8,400	115,416
Cadence Design Systems, Inc. (a)	7,500	126,900
Electronic Arts, Inc. (a)	2,000	104,620
Synopsys, Inc. (a)	3,500	70,210
		417,146
Materials—11.1%
Chemicals—6.6%
Air Products & Chemicals, Inc.	5,900	349,221
Ashland, Inc.	3,800	220,020
Celanese Corp., Series A	11,300	216,056
Cytec Industries, Inc.	5,000	238,150
Eastman Chemical Co.	4,000	206,360
Engelhard Corp.	7,300	220,095
Lubrizol Corp.	9,100	395,213
Nalco Holding Co. (a)	14,600	258,566
PPG Industries, Inc.	6,100	353,190
Rohm and Haas Co.	8,800	426,096
		2,882,967
Construction Materials—0.6%
Martin Marietta Materials, Inc.	3,500	268,520
Containers & Packaging—1.9%
Bemis Co., Inc.	12,600	351,162
Crown Holdings, Inc. (a)	23,300	455,049
		806,211
Metals & Mining—2.0%
Alumina Ltd., ADR	10,200	222,666
Freeport-McMoRan Copper & Gold, Inc., Class B	4,200	225,960
Nucor Corp.	6,200	413,664
		862,290

See Accompanying Notes to Financial Statements.

	Shares	Value
Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
Telephone & Data Systems, Inc.	8,500	$306,255
Telephone & Data Systems, Inc., Special Shares	8,500	294,185
		600,440
Utilities—9.5%
Electric Utilities—5.0%
Edison International	9,100	396,851
Entergy Corp.	5,800	398,170
Exelon Corp.	8,800	467,632
FPL Group, Inc.	9,000	374,040
Hawaiian Electric Industries, Inc.	8,000	207,200
PPL Corp.	11,400	335,160
		2,179,053
Gas Utilities—0.5%
AGL Resources, Inc.	5,900	205,379
Independent Power Producers & Energy Traders—1.3%
AES Corp. (a)	14,400	227,952
Constellation Energy Group, Inc.	5,800	334,080
		562,032
Multi-Utilities—2.7%
Energy East Corp.	11,300	257,640
PG&E Corp.	15,300	567,936
Sempra Energy	7,400	331,816
		1,157,392
Total Common Stocks (cost of $34,096,415)		42,585,368
CONVERTIBLE BOND—0.3%
Telecommunication Services—0.3%
Telecommunication Services—0.3%
Lucent Technologies, Inc., Series B 2.750% 06/15/25	$153,000	156,634
Total Convertible Bond (cost of $174,328)		156,634
CONVERTIBLE PREFERRED STOCK—0.1%
Materials—0.1%
Chemicals—0.1%
Celanese Corp.	1,600	$44,800
Total Convertible Preferred Stock (cost of $40,000)		44,800
SHORT-TERM OBLIGATION—1.7%
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.380%, collateralized by a U.S. Treasury Note maturing 08/15/12, market value of $749,039 (repurchase proceeds $730,274)	$730,000	730,000
Total Short-Term Obligation (cost of $730,000)		730,000
Total Investments—100.4% (cost of $35,040,743) (b)		43,516,802
Other Assets & Liabilities, Net—(0.4)%		(185,306)
Net Assets—100.0%		$43,331,496

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $35,055,722.

At December 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.2%
Industrials	14.4
Consumer Discretionary	11.5
Materials	11.2
Utilities	9.5
Information Technology	6.9
Energy	6.6
Consumer Staples	5.5
Health Care	5.2
Telecommunication Services	1.7
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	(0.4)
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Liberty Select Value Fund, Variable Series / December 31, 2005

Assets:
Investments, at cost	$35,040,743
Investments, at value	$43,516,802
Cash	496
Receivable for:
Investments sold	105,373
Fund shares sold	127
Interest	324
Dividends	57,910
Expense reimbursement due from Distributor	29,435
Deferred Trustees’ compensation plan	5,065
Total Assets	43,715,532
Liabilities:
Payable for:
Investments purchased	222,335
Fund shares repurchased	88,655
Investment advisory fee	25,355
Transfer agent fee	102
Pricing and bookkeeping fees	5,205
Trustees’ fees	239
Audit fee	20,408
Custody fee	1,733
Distribution fee—Class B	8,994
Chief compliance officer expenses	1,346
Deferred Trustees’ fees	5,065
Other liabilities	4,599
Total Liabilities	384,036
Net Assets	$43,331,496
Composition of Net Assets:
Paid-in capital	$27,613,933
Undistributed net investment income	210,084
Accumulated net realized gain	7,031,420
Net unrealized appreciation on investments	8,476,059
Net Assets	$43,331,496
Class A:
Net assets	$1,915,223
Shares outstanding	96,565
Net asset value per share	$19.84
Class B:
Net assets	$41,416,273
Shares outstanding	2,094,456
Net asset value per share	$19.77

See Accompanying Notes to Financial Statements.

Statement of Operations

Liberty Select Value Fund, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Dividends	$671,118
Interest	25,963
Total Investment Income (net of foreign taxes withheld of $963)	697,081
Expenses:
Investment advisory fee	298,536
Distribution fee—Class B	102,171
Transfer agent fee	6,363
Pricing and bookkeeping fees	19,980
Trustees’ fees	7,718
Custody fee	10,872
Audit fee	30,636
Chief compliance officer expenses (See Note 4)	4,037
Non-recurring costs (See Note 6)	859
Other expenses	22,928
Total Expenses	504,100
Fees waived by Transfer Agent	(1,227)
Fees reimbursed by Distributor—Class B	(36,309)
Non-recurring costs assumed by Investment Advisor (See Note 6)	(859)
Custody earnings credit	(178)
Net Expenses	465,527
Net Investment Income	231,554
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	7,089,934
Foreign currency transactions	(8)
Net realized gain	7,089,926
Net change in unrealized appreciation (depreciation) on investments	(2,448,970)
Net Gain	4,640,956
Net Increase in Net Assets from Operations	$4,872,510

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Liberty Select Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$231,554	$93,250
Net realized gain on investments and foreign currency transactions	7,089,926	895,509
Net change in unrealized appreciation (depreciation) on investments	(2,448,970)	4,793,118
Net Increase from Operations	4,872,510	5,781,877
Distributions Declared to Shareholders:
From net investment income:
Class A	—	(7,134)
Class B	—	(107,354)
From net realized gains:
Class A	—	(7,660)
Class B	—	(196,158)
Total Distributions Declared to Shareholders	—	(318,306)
Share Transactions:
Class A:
Subscriptions	377,451	321,105
Distributions reinvested	—	14,794
Redemptions	(285,408)	(337,200)
Net Increase (Decrease)	92,043	(1,301)
Class B:
Subscriptions	1,962,815	3,272,086
Distributions reinvested	—	303,512
Redemptions	(6,332,684)	(4,501,454)
Net Decrease	(4,369,869)	(925,856)
Net Decrease from Share Transactions	(4,277,826)	(927,157)
Total Increase in Net Assets	594,684	4,536,414
Net Assets:
Beginning of period	42,736,812	38,200,398
End of period	$43,331,496	$42,736,812
Undistributed (overdistributed) net investment income at end of period	$210,084	$(2,641)
Changes in Shares:
Class A:
Subscriptions	20,615	19,659
Issued for distributions reinvested	—	837
Redemptions	(15,323)	(21,172)
Net Increase (Decrease)	5,292	(676)
Class B:
Subscriptions	107,646	203,481
Issued for distributions reinvested	—	17,196
Redemptions	(344,887)	(276,030)
Net Decrease	(237,241)	(55,353)

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Liberty Select Value Fund, Variable Series / December 31, 2005

Note 1. Organization

Liberty Select Value Fund, Variable Series (the “Fund”), a series of Liberty Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments and Section 988 reclassifications were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(18,829)	$18,831	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income	$—	$199,464
Long-term capital gains	—	198,842

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,228,680	$6,032,697	$8,461,080

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$8,858,435
Unrealized depreciation	(397,355)
Net unrealized appreciation	$8,461,080

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

For the year ended December 31, 2005, the Fund’s effective investment advisory fee rate was 0.70%.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.047% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,227 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund’s average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,542 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $26,621,391 and $30,439,310, respectively.

Note 6. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and

consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $859 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

Financial Highlights

Liberty Select Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.66		$15.42	$12.12	$13.66	$13.24
Income from Investment Operations:
Net investment income (a)	0.14		0.08	0.05	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	2.04		2.32	3.30	(1.54)	0.42
Total from Investment Operations	2.18		2.40	3.35	(1.51)	0.47
Less Distributions Declared to Shareholders:
From net investment income	—		(0.08)	(0.05)	(0.03)	(0.03)
From net realized gains	—		(0.08)	—	—	(0.02)
Total Distributions Declared to Shareholders	—		(0.16)	(0.05)	(0.03)	(0.05)
Net Asset Value, End of Period	$19.84		$17.66	$15.42	$12.12	$13.66
Total return (b)(c)	12.34	%(d)	15.59%	27.61%	(11.07)%	3.55	%(d)
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.94%		0.86%	0.95%	0.93%	1.10%
Net investment income (e)	0.70%		0.47%	0.35%	0.26%	0.34%
Waiver/reimbursement	—	%(f)	—	—	—	0.48%
Portfolio turnover rate	64%		17%	12%	21%	15%
Net assets, end of period (000’s)	$1,915		$1,612	$1,418	$632	$115

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(d)  Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of Liberty Variable Investment Trust and
the Class A Shareholders of Liberty Select Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Select Value Fund, Variable Series (the “Fund”) (a series of Liberty Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Unaudited Information

Liberty Select Value Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $6,032,697.

Trustees and Officers

Liberty Variable Investment Trust

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five year, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, year of birth and address, Position with funds, Year first elected or appointed to office(1)	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Executive Vice President-Strategy of United Airlines (airline) since December, 2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999). Oversees 83, Nash Finch Company (food distributor)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005; Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 83, UAL Corporation (airline)

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees 85(3), None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)

Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 83, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

University Professor since December 2005, Boston College (formerly Academic Vice President and Dean of Faculties from August 1999 to December 2005, Boston College). Oversees 85(3), Saucony, Inc. (athletic footwear)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 83, None

Name, year of birth and address, Position with funds, Year first elected or appointed to office(1)	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business, Boise State University); Chartered Financial Analyst. Oversees 83, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)

Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004). Oversees 83, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)

Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 83, Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (Born 1941) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1991)

Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company). Oversees 83, Northwest Natural Gas Co. (natural gas service provider)

Interested Trustee

William E. Mayer(2) (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner, Development Capital LLC from November, 1996 to February, 1999). Oversees 85(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

(1)  The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2)  Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3)  Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, year of birth and address, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)

Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004; President and Chief Executive Officer of the Nations Funds since January, 2005; President of the President (since 2004) Galaxy Funds since April, 2005; Director of Bank of America Global Liquidity Funds, plc since May, 2005; Director of Banc of America Capital Management (Ireland), Limited since May, 2005; Director of FIM Funding, Inc. since January, 2005; Senior Vice President of Columbia Management Distributors, Inc. since January, 2005; Director of Columbia Management Services, Inc. since January, 2005 (formerly Senior Vice President of Columbia Management from January, 2005 to August, 2005; Senior Vice President of BACAP Distributors LLC from January, 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Treasurer (since 2000)

Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2000; Managing Director of the Advisor since September, 2005 (formerly Vice President of Columbia Management from April, 2003 to August, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds from September, 2002 to November, 2005 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)

Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief Compliance Officer of the Columbia Management Multi-Strategy Hedge Fund, LLC since August, 2004; Chief Compliance Officer of the BACAP Alternative Multi-Strategy Hedge Fund LLC since October, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2004)

Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004; Managing Director of the Advisor since September, 2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2004)

Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (Born 1959) One Financial Center Boston, MA 02111 Secretary (since 2004)

Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to September, 2004; Executive Director and General Counsel, Massachusetts Pension Reserves Investment Management Board from September, 1997 to March, 2001).

Board Consideration and Approval of Investment Advisory Agreements

Liberty Variable Investment Trust

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory and sub-advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees or directors (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia’s financial results and financial condition, (vii) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds’ brokerage, if any, including allocations to brokers affiliated with Columbia and the use of “soft” commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia’s response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. The Trustees also consider information about Nordea Investment Management North America, Inc., which serves as sub-adviser for Liberty Asset Allocation Fund, Variable Series, including the sub-advisory fees paid by the fund and related performance information. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. The Trustees considered not only the advisory services provided by Columbia to the funds, but also the monitoring and oversight services that Columbia provides with respect to Liberty Asset Allocation Fund, Variable Series, and the sub-advisory services that Nordea Investment Management North America, Inc. provides. Among other things, the Trustees considered (i) Columbia’s ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing as expected, given market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund’s advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund’s net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund’s net return to shareholders become more competitive.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management’s view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•             the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

•             the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

•             so-called “fall-out benefits” to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

•             the draft report provided by the independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

Summary of Management Fee Evaluation by Independent Fee Consultant

Liberty Variable Investment Trust

Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance

between the Office of

Attorney General of New York State and

Columbia Management Advisors, Inc. and

Columbia Funds Distributor, Inc.

October 11, 2005

I. Overview

Columbia Management Advisors, Inc. (“CMA”) and Columbia Funds Distributors, Inc. (“CFD”) (CFD together with CMA referred to herein as Columbia Management Group or “CMG1”), entered into an agreement with the New York Attorney General’s Office in the form of an Assurance of Discontinuance (the “AOD”). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds’ Board of Trustees/Directors (collectively the “Trustees”) appointed a Senior Officer or an Independent Fee Consultant (“IFC”) who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds’ Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with “... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance.” However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that “Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant....” This report, pursuant to the AOD, constitutes the “annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant.”

The AOD requires the IFC report to consider at least the following:

a)         Management fees (including any components thereof) charged by other mutual fund companies for like services;

b)        Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c)         Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)        Profit margins of CMA and its affiliates from supplying such services;

e)         Possible economies of scale as the CMA fund grows larger; and

f)           The nature and quality of CMA services, including Columbia Funds’ performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.          I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. (“Lipper”) and Morningstar Inc. (“Morningstar”). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.          I reviewed data on CMG’s expense and profitability that I obtained from CMA directly.

3.          I have reviewed data on the organizational structure of CMG in general.

4.          I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

(1)     Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC (“BACAP”), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

5.          I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.          I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.          I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.          I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting (“NERA”) and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds’ operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was 6 appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees’ Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance “screens.” The six screens the Trustees use are as follows:

a.          5th Lipper quintile in actual management fee;

b.         5th Lipper quintile in total expense ratio;

c.          Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.         Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e.          Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

f.            Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees’ views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.          The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm’s length and reasonable and consistent with the AOD.

2.          Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.          Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.          Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.          Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

Liberty Variable Investment Trust

Investment Manager and Administrator
Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Transfer Agent
Columbia Management Services, Inc.
PO Box 8081
Boston, MA 02266-8081

Important Information

A description of the funds’ proxy voting policies and procedures is available (i) on the funds’ website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds’ website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose report to stockholders is included in this annual filing, as well as the three series of the registrant whose report to stockholders would have been included in this filing had they not merged into other funds or liquidated during the period.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$155,500	$192,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$39,000	$41,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.  In fiscal year 2005 Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant’s anti-money laundering program. Audit-Related Fees in both fiscal years 2005 and 2004 include agreed-upon procedures relating to fund mergers. In fiscal year 2005, approximately $10,900 of merger related fees were paid by the registrant’s investment adviser.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$40,400	$30,000

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2005 also includes agreed-upon procedures related to fund mergers and the review of final tax returns.  In fiscal year 2005, approximately $10,000 of merger related tax fees were paid by the registrant’s investment adviser.  Tax fees for fiscal year 2005 also include assistance with foreign tax filings. Tax fees for fiscal year 2004 include the review of calculations of required shareholder distributions.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of the registrant has adopted a formal policy (the “Policy”) which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”), and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.  The adviser and control affiliates are collectively referred to as “Adviser Entities.”

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals.  Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.  If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee.  Pre-approval of non-audit services to the Funds or Adviser Entities may be waived provided that the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is met.  The Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

On an annual basis, the Fund Treasurer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.  These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees or fee caps for each instance of providing each service.  The Audit Committee will review and approve the types of services and the projected fees for the one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations.  This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform.  The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not

Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee’s ongoing evaluation of the auditor’s independence and objectivity with respect to its audit services to the funds.  As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee and the projected fees for any such engagement exceeds a pre-determined threshold established by the Audit Committee; the independent auditor or Fund Treasurer will notify the Audit Committee not later than its next meeting.  The notification will include sufficient information to allow the Audit Committee to determine whether the services provided to the adviser and Adviser Entities are compatible with maintaining the auditor’s independence with respect to the Funds.

The Fund Treasurer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds’ “investment company complex,” as defined by SEC rules, that did not require pre-approval under the Policy.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended December 31, 2005 and December 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2005 and December 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  During the fiscal years ended December 31, 2005 and December 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $104,200 and $93,500, respectively.  For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant’s transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the “de minimis” exception during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.  The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Liberty Variable Investment Trust

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 28, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	February 28, 2006